UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq. Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Meekins, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/24

Date of reporting period: March 31, 2024

Item 1. Reports to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2024

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2024 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
U.S. Equity Market Commentary	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Global Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	14
Oakmark Global Select Fund
Summary Information	16
Portfolio Manager Commentary	17
Schedule of Investments	19
International Equity Market Commentary	20
Oakmark International Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	24
Oakmark International Small Cap Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Fixed Income Market Commentary	30
Oakmark Equity and Income Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	39
Oakmark Bond Fund
Summary Information	48
Portfolio Manager Commentary	49
Schedule of Investments	51
Financial Statements
Statements of Assets and Liabilities	55
Statements of Operations	58
Statements of Changes in Net Assets	61
Notes to Financial Statements	77
Financial Highlights	87
Disclosure Regarding Investment Advisory Agreements Approval	95
Disclosures and Endnotes	99
Trustees and Officers	105

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the re-ports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a re-port is posted and provided with a website link to access the re-port. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe,"

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise.

Oakmark.com

U.S. Equity Market Commentary  March 31, 2024

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Last quarter, the S&P 500 Index1 hit a new high every month as did each of our U.S. Funds. In March, I wrote a piece for our website discussing why new highs are important to us. On one of the recent new high days, I heard a portfolio manager on TV urging caution because it is "dangerous" to invest after new highs.

In the past 50 years, selling after the S&P 500 reached a new high would have allowed an investor to avoid four very painful declines: 44% after the dot-com bubble popped in 2000, 38% entering the great financial crisis in 2007, 19% in the 2020 Covid-19 shutdown, and 25% in 2022 when inflation and interest rates sharply increased. As with many market-timing schemes, the positive result from those correct calls has made selling after a new high a popular strategy.

But if we look back at the past 50 years (600 months), the S&P 500 achieved a new high in 156 of those months—or 26% of the time. It's much more common than people think. Despite those four very timely sell signals, selling all the new highs would have given many more sell signals that destroyed value. An investor who sold every new high and waited for a lower re-entry price would have missed the opportunity to make more than 200 times their money by just buying and holding the S&P 500 for 50 years.

As you know, we aren't market timers at Oakmark because we don't believe we can be right often enough to overcome the strong tailwind of rising equity values. Our approach to new highs is to do what we always do: make sure we sell those stocks that have achieved our price targets and reinvest in stocks that are selling well below our estimates of value. Today's market is giving us ample opportunity to find stocks we believe are inexpensive, despite the elevated P/E2 ratio of the S&P 500. For example, since the beginning of 2023, the stocks we added to the Oakmark Fund had a median P/E of 12 times 2024 estimates, just over half the S&P 500 multiple. We believe that by staying invested while always shifting the portfolio to the stocks that appear least expensive, we will achieve results far superior to moving in and out of cash.

Motley Fool Interview

Last quarter I was interviewed by John Rotonti for The Motley Fool. Below is an excerpt from that interview and you can find the full interview here. John also hosts a new podcast, "The JRo Show." Here are links to two episodes about Oakmark: one is an interview with me and the other is with Mike Nicolas and Alex Fitch.

John Rotonti: In a recent Morningstar podcast chief investment officer for T. Rowe Price Investment Management David Giroux said, "GARP4 investing over long periods of time generates the highest returns in the market—beats value, beats growth, and has better risk-adjusted returns than those two as well..." My take is that he's really describing value investing (buying an above-average business at an average multiple with the thesis that the multiple should be higher)? What are your thoughts?

Bill Nygren: Buying great businesses at average prices is as much value investing as buying average businesses at great prices. The idea that every business trading at a low P/E2, P/B3, P/anything ratio is a "value stock" is just plain stupid. Some businesses are truly inferior and deserve to sell at low multiples. GARP4 is a segment of value investing. Munger says always invert. What would GAUP (Growth at Unreasonable Price) be? It would be a price-insensitive style of investing, much like momentum investing. It would be the opposite of value.

John Rotonti: If I remember correctly, you previously owned Amazon in the [Oakmark] Fund and sold it for a roughly 100% return. Was selling it a mistake? If you take into account where you redeployed the funds, taxes, opportunity cost, sticking to your proven framework, and everything else, do you think previously selling Amazon stock was a mistake?

Bill Nygren: We bought Amazon in 2014 and no doubt we would have made more had we kept it than reinvested the sales proceeds. Looking only at results, I guess you would conclude it was a mistake. But it's one I'd make again in the same circumstance. We bought Amazon back then because it was selling at what we believed was an unjustified discount to other retailers using a price-to-sales metric. After about a year, Amazon had risen to roughly what we thought the retail business was worth. Amazon Web Services (AWS) was brand new, and analyst reports were starting to attribute large potential valuations to it. We thought it was way too early to conclude that AWS would become one of two winners in the cloud business. Because the stock price fully reflected the values that we thought we understood, our process required us to sell it. That same process has kept us out of trouble in countless other situations. Because of that, I don't look back on selling Amazon as a mistake. (And as you know, now that the AWS value seems better defined, we again own Amazon on the theory that it sells at a discount to the sum of the retail and AWS businesses.)5

John Rotonti: Do you look for ten-baggers or even multi-baggers of larger size than 10x? Specifically, do you ever ask your analyst if they think the stock can 10x in a reasonable amount of time? Why or why not?

Bill Nygren: We don't set out looking for them, but have ended up owning some anyway (Visa, Mastercard, Apple, TE Connectivity, Capital One Financial). When we bought those stocks we thought we were buying fifty cents on the dollar, but the magnitude and duration of growth positively surprised us. I think a mistake young analysts often make is being too anxious to claim a win and recommend selling a successful stock too

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

2 OAKMARK FUNDS

U.S. Equity Market Commentary (continued)  March 31, 2024

early. With experience, analysts learn to reassess their sell targets both up and down based on new fundamental information. Many times, when stocks are first recommended, the analysts present models that they think are conservative. We try to avoid conservatism in favor of better being able to rank order our Approved List based on attractiveness.

John Rotonti: Why is paying a low P/E multiple so important to compounded returns?

Bill Nygren: I'd like to slightly shift the question to, "Why is it so important to pay a low price relative to business value?" While that always translates to a low multiple on some metric, it doesn't have to mean a low P/E multiple. Efficient market theorists will say that regardless of the price you pay, you can get a fair return relative to the risk you incur. However, if you believe as we do, that most of the time a stock will trade reasonably close to intrinsic business value, then buying at a discount to business value beats a mostly efficient market. By purchasing at a discount to value, risk is reduced because the expected terminal price is a higher percentage of business value. Further, reward is amplified for the same reason, the terminal value is a higher percentage of business value. The efficient market hypothesis would say that an investor's holding period return should roughly match the change in business value during that time. To that, we add the increase in price due to the gap closing between initial price and initial value. Note that paying more than business value has exactly the opposite effect.

John Rotonti: What makes the investing process at Harris/Oakmark repeatable? Why will the proven process endure once you, Clyde McGregor, David Herro, and Tony Coniaris decide to retire?

Bill Nygren: First, let me make clear that we are not the first generation of leaders at Harris|Oakmark. The firm had a successful investing record before any of us joined, and I expect that will continue long after we are gone. Second, it is important to understand that there is a long list of current employees who contribute to our success today. Most of our investment decisions are made by people other than the four you mentioned.

I think most firms struggle with generational transitions because they typically have a dominant leader who fully controls decision making until they retire. That means that the retiring leader is replaced by someone who is new to being responsible for decision making, which of course, is a big risk. At Harris|Oakmark, our structure is much more horizontal, with democratic decision making on most products. So, when we retire, we are replaced by investors who for years have been responsible for important decisions. Further, we only hire investment teammates who believe in value investing, meaning we won't be facing a change in investment philosophy as today's leaders retire.

John Rotonti: What is your definition of a value trap? What types of stocks do you think are the most likely to end up being value traps? Do you think that companies with low or declining terminal values are susceptible to being value traps? And what actions do you take to actively try to avoid investing in potential value traps?

Bill Nygren: We define value traps as companies where value does not increase with time. The term would primarily be applied to structurally disadvantaged companies that currently trade at low multiples. To avoid them, we require analysts to project business value seven years into the future. If the combination of expected annual value growth and dividend yield doesn't at least match the market, we won't buy them.

Of course, sometimes we expect value to grow as time passes, but we turn out to be wrong. We try to sell those mistakes as rapidly as we can. We track an analyst's estimated business value from the time the stock goes on our Approved List, and if actual growth meaningfully lags projected growth, the stock is given extra attention, including extra reviews, devil's advocate reviews and maybe even changing the analyst who covers the stock. The goal is to make the path of least resistance selling the stock rather than holding it.

John Rotonti: ...What sorts of conversation are you and your team having around the performance of the U.S. stock market in 2023 and around market valuations?

Bill Nygren: First, I think it highlights how hard market timing is. Most market timers a year ago were talking about what a tough year 2023 would be for equities. Our discussion has mostly been about the growth/value performance chasm. At the end of 2021, we agreed with most value investors that low P/E stocks had become unusually undervalued because of the decade-long bull market in growth. While 2022 was a relatively good year for value, dodging much of the S&P's decline, that entirely reversed in 2023. We look back on the two-year period and are surprised that growth has slightly outperformed despite the increase in interest rates. Because high P/E stocks have their cash generation further into the future than low P/E stocks do, they generally perform worse when interest rates rise. Given the attractive starting point for low P/E stocks at the beginning of 2022, and the subsequent underperformance, we again think low P/E stocks are unusually attractive today.

John Rotonti: Thoughts on the Magnificent 76?

Bill Nygren: We own a lot of Alphabet, so I can't say we think they are all grossly overvalued. I don't have much to add to a topic that dominated financial news in 2023, but one point I think is generally missed is that the group's strong performance has really increased the technology industry concentration in the S&P 500, and to an even greater degree, the Russell Growth7 and NASDAQ8. Many investors who have been taught to think of index investing as low risk may be unaware of how risky those investments have become.

John Rotonti: Have you ever considered launching a family office after you retire from day-to-day at Harris|Oakmark and shift more into a mentorship role at the firm?

Bill Nygren: No, I haven't considered that. I expect to stay with Harris|Oakmark for an extended period, eventually transferring my current responsibilities to the younger generation, but maintaining a role as an external spokesperson and internal mentor. I've been very happy having my assets invested in Harris|Oakmark and expect that to continue when I eventually retire.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 3

Expense Example

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2023 to March 31, 2024, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2024, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Ending Account Value (03/31/24)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,245.30	$5.00	$1,020.55	$4.50	0.89%
Advisor Class	$1,000.00	$1,246.40	$3.93	$1,021.50	$3.54	0.70%
Institutional Class	$1,000.00	$1,246.60	$3.76	$1,021.65	$3.39	0.67%
R6 Class	$1,000.00	$1,246.90	$3.48	$1,021.90	$3.13	0.62%
Oakmark Select Fund
Investor Class	$1,000.00	$1,217.40	$5.49	$1,020.05	$5.00	0.99%
Advisor Class	$1,000.00	$1,218.10	$4.82	$1,020.65	$4.39	0.87%
Institutional Class	$1,000.00	$1,218.60	$4.27	$1,021.15	$3.89	0.77%
R6 Class	$1,000.00	$1,219.10	$4.05	$1,021.35	$3.69	0.73%
Oakmark Global Fund
Investor Class	$1,000.00	$1,122.40	$6.05	$1,019.30	$5.76	1.14%
Advisor Class	$1,000.00	$1,123.60	$4.99	$1,020.30	$4.75	0.94%
Institutional Class	$1,000.00	$1,123.70	$4.78	$1,020.50	$4.55	0.90%
R6 Class	$1,000.00	$1,124.10	$4.62	$1,020.65	$4.39	0.87%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,117.00	$6.03	$1,019.30	$5.76	1.14%
Advisor Class	$1,000.00	$1,118.00	$5.14	$1,020.15	$4.90	0.97%
Institutional Class	$1,000.00	$1,118.70	$4.82	$1,020.45	$4.60	0.91%
R6 Class	$1,000.00	$1,118.70	$4.50	$1,020.75	$4.29	0.85%
Oakmark International Fund
Investor Class	$1,000.00	$1,088.20	$5.48	$1,019.75	$5.30	1.05%
Advisor Class	$1,000.00	$1,089.10	$4.60	$1,020.60	$4.45	0.88%
Institutional Class	$1,000.00	$1,089.50	$4.18	$1,021.00	$4.04	0.80%
R6 Class	$1,000.00	$1,089.60	$3.92	$1,021.25	$3.79	0.75%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,120.40	$7.10	$1,018.30	$6.76	1.34%
Advisor Class	$1,000.00	$1,121.10	$6.26	$1,019.10	$5.96	1.18%
Institutional Class	$1,000.00	$1,121.80	$5.78	$1,019.55	$5.50	1.09%
R6 Class	$1,000.00	$1,122.10	$5.68	$1,019.65	$5.40	1.07%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,153.50	$4.63	$1,020.70	$4.34	0.86%
Advisor Class	$1,000.00	$1,155.20	$3.34	$1,021.90	$3.13	0.62%
Institutional Class	$1,000.00	$1,154.80	$3.18	$1,022.05	$2.98	0.59%
R6 Class	$1,000.00	$1,154.90	$3.02	$1,022.20	$2.83	0.56%
Oakmark Bond Fund
Investor Class	$1,000.00	$1,074.50	$3.84	$1,021.30	$3.74	0.74%
Advisor Class	$1,000.00	$1,074.00	$2.80	$1,022.30	$2.73	0.54%
Institutional Class	$1,000.00	$1,075.50	$2.70	$1,022.40	$2.63	0.52%
R6 Class	$1,000.00	$1,076.10	$2.28	$1,022.80	$2.23	0.44%

*  The Annualized Expense Ratio is calculated using each class' actual net expenses incurred during the preceding six-month period divided by the average net assets of that class during the period.

Oakmark.com 1

Oakmark Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/2024)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	10.27%	33.52%	13.26%	16.35%	12.16%	12.96%	08/05/91
S&P 500 Index	10.56%	29.88%	11.49%	15.05%	12.96%	10.51%
Dow Jones Industrial Average[10]	6.14%	22.18%	8.65%	11.31%	11.76%	10.81%
Lipper Large Cap Value Fund Index[11]	10.11%	24.72%	9.75%	11.94%	9.85%	9.24%
Oakmark Fund (Advisor Class)	10.33%	33.79%	13.49%	16.55%	N/A	14.00%	11/30/16
Oakmark Fund (Institutional Class)	10.34%	33.83%	13.51%	16.60%	N/A	14.05%	11/30/16
Oakmark Fund (R6 Class)	10.34%	33.89%	13.56%	N/A	N/A	18.02%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
Alphabet, Inc., Class A	3.1
ConocoPhillips	2.7
General Motors Co.	2.7
Charles Schwab Corp.	2.7
Citigroup, Inc.	2.7
Wells Fargo & Co.	2.7
IQVIA Holdings, Inc.	2.5
Deere & Co.	2.5
Fiserv, Inc.	2.5
Capital One Financial Corp.	2.5
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	55
Net Assets	$22.1 billion
Weighted Average Market Cap	$144.9 billion
Median Market Cap	$52.4 billion
Net Expense Ratio - Investor Class*^	0.91%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	39.6
Communication Services	9.9
Energy	9.0
Health Care	7.8
Industrials	6.6
Consumer Discretionary	5.9
Consumer Staples	5.2
Information Technology	3.9
Materials	3.1
Real Estate	2.2
Short-Term Investments and Other	6.8

See accompanying Disclosures and Endnotes on page 99.

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2024

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

Robert F. Bierig

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund ("the Fund") returned 10.27% during the first quarter, fractionally underperforming the S&P 500 Index's return of 10.56%. Since its inception in August 1991, the Fund has returned an average of 12.96% per year, outperforming the S&P 500 Index's return of 10.51% over the same period.

In the first quarter, our largest contributing sectors were financials and consumer discretionary and there were no detractors. The largest individual contributors for the period were General Motors and Kroger, and our largest detractors were Charter Communications and Warner Bros. Discovery. Each of these businesses traded at meaningful discounts to our estimates of intrinsic value, so we purchased additional shares of all of them during the quarter. Amid the outperformance of growth stocks to start the year, we are finding attractive opportunities to buy stocks that meet our value investment criteria.

We initiated three new holdings and eliminated five others during the quarter.

We sold our positions in Amazon, HCA Healthcare, Hilton Worldwide, Meta Platforms and PHINIA during the period. Each position approached our estimate of intrinsic value, so we sold them in favor of more compelling alternatives, in our view.

The following is a brief description of our new holdings:

Deere & Company is a leading manufacturer of agricultural equipment with dominant market share in North America and Brazil. Despite its brand strength, technological capabilities and distribution advantages, the company's stock price has recently fallen due to fears about a downturn in the agriculture business cycle. Longer term, world population and food demand are expected to increase annually yet land and labor devoted to agriculture are expected to decline. Deere seems well-positioned to benefit from this dynamic as farms will have to become more productive. We were pleased to purchase shares in Deere at a low double-digit multiple of our estimate of normal earnings power.

Delta Air Lines is a leading global airline. Of the big three U.S.-based airlines (Delta, United and American), we see Delta as the most competitively advantaged. We believe the company's years of industry-leading operational performance and investments in the customer experience have established Delta as the premium brand in the industry. We also think its geographically optimal hubs, high local market share, robust loyalty program and unique corporate culture all support healthy returns on capital. Delta currently trades at 6x our estimate of normalized earnings per share13. We believe this is an attractive valuation for a competitively advantaged and growing business in an out-of-favor industry.

Kenvue became the largest standalone consumer health company following its split-off from Johnson & Johnson in May 2023. The company's highly recognizable brands, such as

Neutrogena, Listerine, Tylenol and Band-Aid, have been market share leaders in their respective categories for generations. However, Kenvue's first year as a public company was clouded by litigation and market share losses in certain categories. As a result, Kenvue now trades for just 16.5x trailing earnings, a substantial discount to the market and other consumer health and packaged goods companies. We see an opportunity for the company to improve efficiency and re-invest the cost savings into increased product development and marketing, which should help improve its growth and brand equity.

We thank you, our fellow shareholders, for your investment in the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 5

Oakmark Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.2%
FINANCIALS - 39.6%
FINANCIAL SERVICES - 23.8%
Charles Schwab Corp.	8,183	$591,958
Fiserv, Inc. (a)	3,490	557,772
Capital One Financial Corp.	3,659	544,789
Intercontinental Exchange, Inc.	3,875	532,569
Ally Financial, Inc.	11,959	485,420
American Express Co.	1,908	434,387
Bank of New York Mellon Corp.	7,041	405,675
KKR & Co., Inc.	3,930	395,279
State Street Corp.	4,825	373,054
Goldman Sachs Group, Inc.	735	307,002
Global Payments, Inc.	1,750	233,905
BlackRock, Inc.	275	229,267
Moody's Corp.	430	168,952
		5,260,029
BANKS - 10.4%
Citigroup, Inc.	9,319	589,346
Wells Fargo & Co.	10,163	589,048
Bank of America Corp.	12,524	474,891
First Citizens BancShares, Inc., Class A	203	331,905
Truist Financial Corp.	7,860	306,383
		2,291,573
INSURANCE - 5.4%
American International Group, Inc.	6,943	542,719
Willis Towers Watson PLC	1,575	433,125
Reinsurance Group of America, Inc.	1,182	227,990
		1,203,834
		8,755,436
COMMUNICATION SERVICES - 9.9%
MEDIA & ENTERTAINMENT - 9.9%
Alphabet, Inc., Class A (a)	4,544	685,796
Comcast Corp., Class A	11,500	498,525
Charter Communications, Inc., Class A (a)	1,408	409,269
Warner Bros. Discovery, Inc. (a)	31,287	273,135
Walt Disney Co.	1,750	214,130
Liberty Broadband Corp., Class C (a)	2,020	115,605
		2,196,460
ENERGY - 9.0%
ConocoPhillips	4,684	596,141
EOG Resources, Inc.	4,067	519,869
Phillips 66	2,761	450,982
APA Corp.	12,585	432,666
		1,999,658
	Shares	Value
HEALTH CARE - 7.8%
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
Centene Corp. (a)	6,445	$505,803
Baxter International, Inc.	5,990	256,013
CVS Health Corp.	2,744	218,861
		980,677
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.3%
IQVIA Holdings, Inc. (a)	2,220	561,416
Danaher Corp.	700	174,804
		736,220
		1,716,897
INDUSTRIALS - 6.6%
CAPITAL GOODS - 5.3%
Deere & Co.	1,360	558,645
Masco Corp.	4,224	333,221
Fortune Brands Innovations, Inc.	3,255	275,558
		1,167,424
TRANSPORTATION - 1.0%
Delta Air Lines, Inc.	4,568	218,665
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Equifax, Inc.	290	77,581
		1,463,670
CONSUMER DISCRETIONARY - 5.9%
AUTOMOBILES & COMPONENTS - 4.9%
General Motors Co.	13,062	592,361
Magna International, Inc.	4,950	269,676
BorgWarner, Inc.	6,620	229,979
		1,092,016
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 1.0%
eBay, Inc.	4,253	224,463
		1,316,479
CONSUMER STAPLES - 5.2%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.4%
Kroger Co.	9,225	527,025
FOOD, BEVERAGE & TOBACCO - 1.7%
Altria Group, Inc.	8,510	371,206
HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
Kenvue, Inc.	11,600	248,936
		1,147,167
INFORMATION TECHNOLOGY - 3.9%
SOFTWARE & SERVICES - 2.3%
Salesforce, Inc.	985	296,662
Oracle Corp.	1,754	220,345
		517,007

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.2% (continued)
INFORMATION TECHNOLOGY - 3.9% (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 1.6%
TE Connectivity Ltd.	1,214	$176,386
Cisco Systems, Inc.	3,470	173,188
		349,574
		866,581
MATERIALS - 3.1%
Corteva, Inc.	7,710	444,618
Celanese Corp.	1,432	246,103
		690,721
REAL ESTATE - 2.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
CBRE Group, Inc., Class A (a)	4,966	482,894
TOTAL COMMON STOCKS - 93.2% (COST $14,947,318)		20,635,963
	Par Value	Value
SHORT-TERM INVESTMENTS - 7.9%
REPURCHASE AGREEMENT - 7.5%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $1,656,169, collateralized by United States Treasury Notes, 0.125% - 5.000% due 10/15/25 - 12/15/25, aggregate value plus accrued interest of $1,688,295 (Cost: $1,655,191)	$1,655,191	1,655,191
U.S. GOVERNMENT BILL - 0.4%
U.S. Treasury Bills, 5.37%, due 06/18/24 (b) (Cost $98,872)	100,000	98,877
TOTAL SHORT-TERM INVESTMENTS - 7.9% (COST $1,754,063)		1,754,068
TOTAL INVESTMENTS - 101.1% (COST $16,701,381)		22,390,031
Liabilities In Excess of Other Assets - (1.1)%		(252,994)
TOTAL NET ASSETS - 100.0%		$22,137,037

(a)  Non-income producing security.

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Select Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/2024)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	6.22%	36.95%	10.66%	14.42%	9.00%	11.93%	11/01/96
S&P 500 Index	10.56%	29.88%	11.49%	15.05%	12.96%	9.62%
Lipper Multi-Cap Value Fund Index[12]	9.04%	23.06%	8.85%	10.97%	8.40%	7.99%
Oakmark Select Fund (Advisor Class)	6.25%	37.11%	10.80%	14.56%	N/A	9.95%	11/30/16
Oakmark Select Fund (Institutional Class)	6.29%	37.24%	10.90%	14.65%	N/A	10.02%	11/30/16
Oakmark Select Fund (R6 Class)	6.29%	37.29%	10.94%	N/A	N/A	15.33%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
IQVIA Holdings, Inc.	7.4
CBRE Group, Inc., Class A	7.3
Alphabet, Inc., Class A	6.5
Capital One Financial Corp.	6.1
Lithia Motors, Inc.	5.9
First Citizens BancShares, Inc., Class A	5.9
Paycom Software, Inc.	5.7
Charles Schwab Corp.	5.5
Intercontinental Exchange, Inc.	4.8
Charter Communications, Inc., Class A	3.9
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	22
Net Assets	$6.6 billion
Weighted Average Market Cap	$201.2 billion
Median Market Cap	$72 billion
Net Expense Ratio - Investor Class*^	1.00%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	37.4
Communication Services	12.9
Energy	11.2
Industrials	8.3
Health Care	7.4
Real Estate	7.3
Consumer Discretionary	6.0
Information Technology	3.3
Short-Term Investments and Other	6.2

See accompanying Disclosures and Endnotes on page 99.

8 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2024

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Robert F. Bierig

Portfolio Manager

oaklx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund ("the Fund") returned 6.22% during the first quarter compared to 10.56% for the S&P 500 Index, giving back a small amount of our strong relative performance over the past few quarters. Since its inception in November 1996, the Fund has returned an average of 11.93% per year, outperforming the S&P 500 Index's annualized total return of 9.62% over the same period.

In the first quarter, the largest contributing sectors were financials and energy. We slightly reduced our financials weighting due to the good price performance of our holdings in this area, but we continue to believe the sector offers an unusual number of bargains. The largest detracting sectors were communication services and consumer discretionary. The largest individual contributors were First Citizens BancShares and KKR, and the largest individual detractors were Charter Communications and Lithia Motors. Amid the outperformance of growth stocks to start the year, we are finding attractive opportunities to buy stocks that meet our value investment criteria.

We initiated one new holding during the quarter, Deere & Company:

Deere & Company is a leading manufacturer of agricultural equipment with dominant market share in North America and Brazil. Despite its brand strength, technological capabilities and distribution advantages, the company's stock price has recently fallen due to fears about a downturn in the agriculture business cycle. Longer term, world population and food demand are expected to increase annually yet land and labor devoted to agriculture are expected to decline. Deere seems well-positioned to benefit from this dynamic as farms will have to become more productive. We were pleased to purchase shares in Deere at a low double-digit multiple of our estimate of normal earnings power.

We sold our shares in Liberty Broadband to realize losses for taxable investors, and we increased our holdings in Charter Communications by an approximately equivalent dollar amount. Liberty's primary holding is its stake in Charter. Therefore, we view these holdings as largely substitutable.

We thank you, our fellow shareholders, for your investment in the Oakmark Select Fund.

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 9

Oakmark Select Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.8%
FINANCIALS - 37.4%
FINANCIAL SERVICES - 27.7%
Capital One Financial Corp.	2,690	$400,484
Charles Schwab Corp.	5,048	365,168
Intercontinental Exchange, Inc.	2,322	319,147
Fiserv, Inc. (a)	1,313	209,910
Ally Financial, Inc.	4,826	195,879
American Express Co.	800	182,038
KKR & Co., Inc.	1,525	153,384
		1,826,010
BANKS - 9.7%
First Citizens BancShares, Inc., Class A	236	385,505
Wells Fargo & Co.	4,360	252,691
		638,196
		2,464,206
COMMUNICATION SERVICES - 12.9%
MEDIA & ENTERTAINMENT - 12.9%
Alphabet, Inc., Class A (a)	2,853	430,652
Charter Communications, Inc., Class A (a)	874	253,981
Warner Bros. Discovery, Inc. (a)	19,057	166,368
		851,001
ENERGY - 11.2%
ConocoPhillips	1,894	241,057
Phillips 66	1,461	238,640
APA Corp.	4,211	144,767
EOG Resources, Inc.	871	111,295
		735,759
INDUSTRIALS - 8.3%
COMMERCIAL & PROFESSIONAL SERVICES - 5.7%
Paycom Software, Inc.	1,881	374,415
CAPITAL GOODS - 2.6%
Deere & Co.	423	173,784
		548,199
HEALTH CARE - 7.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.4%
IQVIA Holdings, Inc. (a)	1,924	486,662
REAL ESTATE - 7.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.3%
CBRE Group, Inc., Class A (a)	4,919	478,309
CONSUMER DISCRETIONARY - 6.0%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.0%
Lithia Motors, Inc.	1,299	390,817
	Shares	Value
INFORMATION TECHNOLOGY - 3.3%
SOFTWARE & SERVICES - 3.3%
Salesforce, Inc.	728	$219,380
TOTAL COMMON STOCKS - 93.8% (COST $4,386,742)		6,174,333
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.4%
REPURCHASE AGREEMENT - 6.4%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $424,254, collateralized by United States Treasury Notes, 0.250% - 4.250% due 09/30/25 - 10/15/25, aggregate value plus accrued interest of $432,484 (Cost: $424,003)	$424,003	424,003
TOTAL SHORT-TERM INVESTMENTS - 6.4% (COST $424,003)		424,003
TOTAL INVESTMENTS - 100.2% (COST $4,810,745)		6,598,336
Liabilities In Excess of Other Assets - (0.2)%		(13,856)
TOTAL NET ASSETS - 100.0%		$6,584,480

(a)  Non-income producing security.

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

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Oakmark.com 11

Oakmark Global Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/2024)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	4.35%	10.68%	2.87%	8.69%	6.02%	9.38%	08/04/99
MSCI World Index (Net)	8.88%	25.11%	8.60%	12.07%	9.39%	6.18%
Lipper Global Fund Index[15]	8.93%	23.39%	5.76%	10.22%	7.99%	6.25%
Oakmark Global Fund (Advisor Class)	4.42%	10.90%	3.07%	8.87%	N/A	8.62%	11/30/16
Oakmark Global Fund (Institutional Class)	4.42%	10.95%	3.09%	8.91%	N/A	8.67%	11/30/16
Oakmark Global Fund (R6 Class)	4.45%	10.95%	3.12%	N/A	N/A	6.76%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
Lloyds Banking Group PLC	4.6
Mercedes-Benz Group AG	4.2
CNH Industrial NV	3.9
Alphabet, Inc., Class A	3.3
General Motors Co.	3.2
Bayer AG	3.2
IQVIA Holdings, Inc.	3.2
Prudential PLC	3.1
Julius Baer Group Ltd.	3.1
Bank of America Corp.	3.1
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	45
Net Assets	$1.2 billion
Weighted Average Market Cap	$158.9 billion
Median Market Cap	$48.8 billion
Net Expense Ratio - Investor Class*^	1.13%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	34.1
Consumer Discretionary	17.1
Health Care	13.2
Communication Services	9.3
Industrials	8.3
Information Technology	7.5
Consumer Staples	3.4
Energy	2.5
Materials	1.9
Short-Term Investments and Other	2.7
GEOGRAPHIC ALLOCATION
% of Equity
North America	54.6
United States	54.6
Europe	41.5
Germany*	13.7
United Kingdom	10.3
Switzerland	7.2
France*	4.4
Netherlands*	2.7
Belgium*	1.7
Ireland*	1.5
% of Equity
Asia	3.9
South Korea	2.1
China	1.8

*  Euro currency countries comprise 24.0% of equity investments.

See accompanying Disclosures and Endnotes on page 99.

12 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2024

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakgx@oakmark.com

John A. Sitarz, CFA, CPA

Portfolio Manager

oakgx@oakmark.com

The first quarter reflected strong absolute returns for the Oakmark Global Fund ("the Fund"). The Fund generated a 4.35% return in the first quarter, compared to a 8.88% return for the MSCI World Index (net)14. Since its inception in August 1999, the Fund has returned an average of 9.38% per year, outperforming the MSCI World Index's return of 6.18% over the same period.

The most significant individual stock contributors for the quarter were Daimler Truck Holding (Germany), General Motors (U.S.) and Corebridge Financial (U.S.). The largest detractors were St. James's Place (U.K.), Charter Communications (U.S.) and Bayer (Germany).

Daimler Truck Holding was a top contributor during the quarter. In March, the truck and bus manufacturer released strong fourth-quarter results, accompanied by 2024 margin guidance that significantly exceeded consensus expectations. The expected margin resilience is in spite of a weaker global truck market and is a result of management's decisive actions to improve pricing, drive higher service penetration and increase the flexibility of the cost base. This is most evident in the Mercedes-Benz segment, primarily serving the European and Latin American markets, which increased its adjusted EBIT16 margin from less than 1% in 2019 to over 10% last year. We are impressed by management's execution following the 2021 spin-off from the former Daimler Group and believe the company is positioned to earn structurally higher through-cycle margins than in the past. We met with CEO Martin Daum following the release and continue to see an attractive upside for this investment.

St. James's Place was a top detractor during the quarter. In January, the wealth manager reported net inflows for 2023 that were £4.6 billion lower than in 2022. The disappointing update came on the heels of the company's announcement of a large overhaul of its fee structure. In February, the company reported full-year 2023 results. Underlying cash results fell below our expectations primarily due to the margin from new business and other revenues and expenses. The big miss, in our view, was the large provision charge that St. James's Place took to account for potential client reimbursements. There were increasing complaints from clients that the company was charging them without actually dispensing any advice. St. James's Place conducted an internal investigation, which cited service gaps that existed before the company implemented Salesforce in 2021. The provision charge covers the appointment of an investigative assessment, the anticipated cost of refunding service fees, the administration costs to operate the refund program, and an interest expense to compensate for the time value of money. We met with management following the release of results and continue to believe in the long-term prospects of St. James's Place.

During the first quarter, we purchased one new position (Centene) and sold one holding (Danaher).

Centene (U.S.) is a large health insurer specializing in three major government-sponsored programs: Medicaid, Marketplace and Medicare Advantage. Each of these programs benefits from long-term secular tailwinds. In Medicaid, states are steadily outsourcing their programs to managed care companies like Centene to help reduce costs and improve care quality. Managed Medicaid penetration has increased meaningfully over the past two decades, and we expect further gains over time. In Marketplace, growth is driven by the trend toward more individuals buying health insurance. Centene holds the top market share in both of these programs and is well-positioned to capitalize on their continued growth. Finally, in Centene's Medicare Advantage business, past missteps will result in losses next year, but we believe Centene can turn its Medicare Advantage segment around and generate positive earnings in the next few years. Centene currently trades for about 9x our estimate of normal earnings power, which we believe is a compelling value for a business that generates healthy returns on capital and is capable of growing EPS13 at a low double-digit rate.

Geographically, we ended the quarter with 54.6% of the portfolio in the U.S., 31.2% in Europe, 10.3% in the U.K. and 3.9% in Asia, as a percent of equity. In the first quarter, Germany, Australia and Canada were the top contributors to the relative performance of countries owned. The U.K., U.S. and Switzerland detracted the most from relative performance.

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 13

Oakmark Global Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.3%
FINANCIALS - 34.1%
FINANCIAL SERVICES - 15.8%
Julius Baer Group Ltd. (Switzerland)	657	$37,946
Capital One Financial Corp. (United States)	240	35,704
Fiserv, Inc. (United States) (a)	205	32,683
Corebridge Financial, Inc. (United States)	994	28,569
Intercontinental Exchange, Inc. (United States)	180	24,779
St. James's Place PLC (United Kingdom)	3,592	21,059
KKR & Co., Inc. (United States)	94	9,424
		190,164
INSURANCE - 10.6%
Prudential PLC (United Kingdom)	4,048	37,962
Allianz SE (Germany)	103	30,967
Willis Towers Watson PLC (United States)	110	30,195
American International Group, Inc. (United States)	376	29,368
		128,492
BANKS - 7.7%
Lloyds Banking Group PLC (United Kingdom)	84,231	55,027
Bank of America Corp. (United States)	998	37,829
		92,856
		411,512
CONSUMER DISCRETIONARY - 17.1%
AUTOMOBILES & COMPONENTS - 7.4%
Mercedes-Benz Group AG (Germany)	632	50,310
General Motors Co. (United States)	850	38,556
		88,866
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 5.6%
Prosus NV (Netherlands)	1,024	32,112
Alibaba Group Holding Ltd. (China)	2,357	21,156
Amazon.com, Inc. (United States) (a)	78	14,125
		67,393
CONSUMER DURABLES & APPAREL - 4.1%
Kering SA (France)	90	35,690
Brunswick Corp. (United States)	150	14,478
		50,168
		206,427
HEALTH CARE - 13.2%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.5%
Bayer AG (Germany)	1,245	38,173
IQVIA Holdings, Inc. (United States) (a)	151	38,161
Agilent Technologies, Inc. (United States)	107	15,497
Roche Holding AG (Switzerland)	54	13,677
Novartis AG (Switzerland)	102	9,882
		115,390
	Shares	Value
HEALTH CARE EQUIPMENT & SERVICES - 3.7%
Centene Corp. (United States) (a)	296	$23,246
Envista Holdings Corp. (United States) (a)	988	21,132
		44,378
		159,768
COMMUNICATION SERVICES - 9.3%
MEDIA & ENTERTAINMENT - 9.3%
Alphabet, Inc., Class A (United States) (a)	267	40,238
Interpublic Group of Cos., Inc. (United States)	1,022	33,343
Charter Communications, Inc., Class A (United States) (a)	76	21,972
Liberty Broadband Corp., Class C (United States) (a)	152	8,705
Warner Bros. Discovery, Inc. (United States) (a)	911	7,952
		112,210
INDUSTRIALS - 8.3%
CAPITAL GOODS - 6.9%
CNH Industrial NV (United States)	3,632	47,072
Daimler Truck Holding AG (Germany)	576	29,158
Travis Perkins PLC (United Kingdom)	748	6,888
		83,118
TRANSPORTATION - 1.4%
Ryanair Holdings PLC ADR (Ireland) (b)	122	17,695
		100,813
INFORMATION TECHNOLOGY - 7.5%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
Samsung Electronics Co. Ltd. (South Korea)	397	23,803
TE Connectivity Ltd. (United States)	138	20,101
Cisco Systems, Inc. (United States)	369	18,437
		62,341
SOFTWARE & SERVICES - 2.3%
Capgemini SE (France)	68	15,717
SAP SE (Germany)	63	12,285
		28,002
		90,343
CONSUMER STAPLES - 3.4%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.7%
Kroger Co. (United States)	359	20,515
FOOD, BEVERAGE & TOBACCO - 1.7%
Anheuser-Busch InBev SA (Belgium)	335	20,400
		40,915

See accompanying Notes to Financial Statements.

14 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.3% (continued)
ENERGY - 2.5%
ConocoPhillips (United States)	234	$29,785
MATERIALS - 1.9%
Glencore PLC (Switzerland)	4,223	23,204
TOTAL COMMON STOCKS - 97.3% (COST $903,431)		1,174,977
	Par Value	Value
SHORT-TERM INVESTMENT - 3.6%
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $44,054, collateralized by United States Treasury Notes, 0.125% - 4.250% due 10/15/25, aggregate value plus accrued interest of $44,908 (Cost: $44,028)	$44,028	44,028
TOTAL SHORT-TERM INVESTMENTS - 3.6% (COST $44,028)		44,028
TOTAL INVESTMENTS - 100.9% (COST $947,459)		1,219,005
Foreign Currencies (Cost $0) (d) - 0.0% (c)		0 (d)
Liabilities In Excess of Other Assets - (0.9)%		(10,929)
TOTAL NET ASSETS - 100.0%		$1,208,076

(a)  Non-income producing security.

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 15

Oakmark Global Select Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/2024)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	2.95%	15.78%	1.74%	8.73%	6.35%	7.60%	10/02/06
MSCI World Index (Net)	8.88%	25.11%	8.60%	12.07%	9.39%	7.42%
Lipper Global Fund Index[15]	8.93%	23.39%	5.76%	10.22%	7.99%	6.69%
Oakmark Global Select Fund (Advisor Class)	3.00%	15.94%	1.90%	8.88%	N/A	7.46%	11/30/16
Oakmark Global Select Fund (Institutional Class)	3.05%	16.02%	1.97%	8.97%	N/A	7.53%	11/30/16
Oakmark Global Select Fund (R6 Class)	3.04%	16.13%	2.02%	N/A	N/A	5.59%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
Alphabet, Inc., Class A	6.3
CNH Industrial NV	5.9
Lloyds Banking Group PLC	5.9
Fiserv, Inc.	5.6
Capital One Financial Corp.	5.4
IQVIA Holdings, Inc.	5.3
Mercedes-Benz Group AG	5.2
American International Group, Inc.	5.1
Charter Communications, Inc., Class A	5.1
Intercontinental Exchange, Inc.	5.0
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	22
Net Assets	$1.1 billion
Weighted Average Market Cap	$254.9 billion
Median Market Cap	$55.5 billion
Net Expense Ratio - Investor Class*^	1.14%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	31.6
Health Care	17.0
Consumer Discretionary	14.7
Communication Services	12.7
Consumer Staples	7.6
Industrials	5.9
Energy	4.9
Information Technology	4.5
Short-Term Investments and Other	1.1
GEOGRAPHIC ALLOCATION
% of Equity
North America	60.4
United States	60.4
Europe	31.4
United Kingdom	9.7
Germany*	9.5
Switzerland	4.2
% of Equity
Europe (cont'd)
Netherlands*	4.0
France*	4.0
Asia	8.2
South Korea	5.9
China	2.3

*  Euro currency countries comprise 17.5% of equity investments.

See accompanying Disclosures and Endnotes on page 99.

16 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2024

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakwx@oakmark.com

John A. Sitarz, CFA, CPA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund ("the Fund") returned 2.95% for the quarter, underperforming the MSCI World Index (net)14, which returned 8.88%. Since its inception in October 2006, the Fund has returned an average of 7.60% per year, outperforming the MSCI World Index's return of 7.42% over the same period.

Fiserv (U.S.) was a top contributor during the quarter. The company is a leader in merchant acquiring, issuer processing services, and core banking software. During the time we have held the stock, Fiserv, under the leadership of CEO Frank Bisignano, has delivered peer-leading organic growth, meaningful margin expansion, and mid-teens earnings-per-share growth. We believe the company can deliver similarly impressive results over the medium term, yet today the shares still trade at a meaningful discount to the S&P 500 Index1. We believe that Fiserv is performing well and remains an attractive investment.

Charter Communications (U.S.) was a top detractor during the quarter. In February, the stock price fell when the company reported that broadband subscribers declined 0.2% sequentially. We anticipate that broadband subscriber growth will remain challenging in the near term due to a heightened competitive environment and the likely wind-down of a government subsidy program. However, we expect these competitive forces will abate over the medium term and that Charter's broadband subscriber base will return to normal growth. In the meantime, the company continues to grow earnings, invest in high-return capital projects and repurchase stock. We maintain our belief in the long-term prospects of Charter Communications.

We purchased new positions in Reckitt Benckiser Group (U.K.), IQVIA Holdings (U.S.) and Centene (U.S.) during the first quarter.

Reckitt Benckiser Group is a global consumer products company with leading brands in consumer health, infant nutrition, home care and hygiene. We like that more than half of the company's sales are generated from consumer health products, which is a category with meaningful barriers to entry, high margins and attractive growth. Additionally, we believe the company's improved execution, particularly in sales and supply chain management, along with its investments in growth reacceleration, provide potential for future margin expansion. However, Reckitt's stock is trading meaningfully off its highs following an adverse verdict in a product liability lawsuit over its infant formula product. Although there is a legal liability risk for Reckitt, we believe that the rare nature of the alleged disease in question limits the scope of this liability, well below the share price movement to date. This has afforded us the opportunity to purchase shares of Reckitt at a discount to our estimate of its intrinsic value.

Fears about biotech funding and the sell-off in the broader life sciences area created an opportunity for us to invest in IQVIA, which we view as a high-quality business, at an attractive valuation. We believe that IQVIA is positioned to benefit from the trends of advanced therapeutics and personalized medicine given its ability to perform decentralized clinical trials that require digital capabilities. In our view, IQVIA can grow even further due to its data and software capabilities that enable the company to deliver real-world evidence so that biopharma companies and other health care providers can satisfy their regulatory and reimbursement mandates. We also appreciate CEO Ari Bousbib's strong track record on operations and capital allocation, and we are impressed by his large equity holdings in the company, which give him significant skin in the game. We were pleased to purchase shares of IQVIA at a discount to our estimate of its intrinsic value.

Centene is a large health insurer specializing in three major government-sponsored programs: Medicaid, Marketplace and Medicare Advantage. Each of these programs benefits from long-term secular tailwinds. In Medicaid, states are steadily outsourcing their programs to managed care companies like Centene to help reduce costs and improve care quality. Managed Medicaid penetration has increased meaningfully over the past two decades, and we expect further gains over time. In Marketplace, growth is driven by the trend toward more individuals buying health insurance. Centene holds the top market share in both of these programs and is well-positioned to capitalize on their continued growth. Finally, in Centene's Medicare Advantage business, past missteps will result in losses next year, but we believe Centene can turn its Medicare Advantage segment around and generate positive earnings in the next few years. Centene currently trades for about 9x our estimate of normal earnings power, which we believe is a compelling value for a

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 17

Oakmark Global Select Fund  March 31, 2024

Portfolio Manager Commentary (continued)

business that generates healthy returns on capital and is capable of growing EPS13 at a low double-digit rate.

During the quarter, we also sold our positions in SAP (Germany), CBRE Group (U.S.) and Danaher (U.S.) as they approached our estimate of intrinsic value.

Geographically, we ended the quarter with 60.4% of the portfolio in the U.S., 21.7% in Europe, 9.7% in the U.K., and 8.2% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 99.

18 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.3%
FINANCIALS - 31.6%
FINANCIAL SERVICES - 16.0%
Fiserv, Inc. (United States) (a)	372	$59,446
Capital One Financial Corp. (United States)	383	56,980
Intercontinental Exchange, Inc. (United States)	391	53,749
		170,175
BANKS - 10.5%
Lloyds Banking Group PLC (United Kingdom)	95,510	62,396
Bank of America Corp. (United States)	1,313	49,780
		112,176
INSURANCE - 5.1%
American International Group, Inc. (United States)	689	53,886
		336,237
HEALTH CARE - 17.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 13.6%
IQVIA Holdings, Inc. (United States) (a)	224	56,521
Bayer AG (Germany)	1,445	44,330
Roche Holding AG (Switzerland)	172	43,808
		144,659
HEALTH CARE EQUIPMENT & SERVICES - 3.4%
Centene Corp. (United States) (a)	466	36,556
		181,215
CONSUMER DISCRETIONARY - 14.7%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 9.5%
Prosus NV (Netherlands)	1,360	42,653
Amazon.com, Inc. (United States) (a)	186	33,627
Alibaba Group Holding Ltd. (China)	2,699	24,225
		100,505
AUTOMOBILES & COMPONENTS - 5.2%
Mercedes-Benz Group AG (Germany)	697	55,534
		156,039
COMMUNICATION SERVICES - 12.7%
MEDIA & ENTERTAINMENT - 12.7%
Alphabet, Inc., Class A (United States) (a)	448	67,609
Charter Communications, Inc., Class A (United States) (a)	185	53,818
NAVER Corp. (South Korea)	103	14,343
		135,770
CONSUMER STAPLES - 7.6%
FOOD, BEVERAGE & TOBACCO - 3.9%
Danone SA (France)	646	41,740
HOUSEHOLD & PERSONAL PRODUCTS - 3.7%
Reckitt Benckiser Group PLC (United Kingdom)	692	39,402
		81,142
	Shares	Value
INDUSTRIALS - 5.9%
CAPITAL GOODS - 5.9%
CNH Industrial NV (United States)	4,833	$62,636
ENERGY - 4.8%
ConocoPhillips (United States)	406	51,663
TOTAL COMMON STOCKS - 94.3% (COST $809,152)		1,004,702
PREFERRED STOCKS - 4.5%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.5%
Samsung Electronics Co. Ltd. (South Korea)	953	47,550
TOTAL PREFERRED STOCKS - 4.5% (COST $41,883)		47,550
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.1%
REPURCHASE AGREEMENT - 6.1%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $64,876, collateralized by a United States Treasury Note, 0.250% due 09/30/25, value plus accrued interest of $66,134 (Cost: $64,837)	$64,837	64,837
TOTAL SHORT-TERM INVESTMENTS - 6.1% (COST $64,837)		64,837
TOTAL INVESTMENTS - 104.9% (COST $915,872)		1,117,089
Foreign Currencies (Cost $0) (c) - 0.0% (b)		0 (c)
Liabilities In Excess of Other Assets - (4.9)%		(52,106)
TOTAL NET ASSETS - 100.0%		$1,064,983

(a)  Non-income producing security.

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 19

International Equity Market Commentary  March 31, 2024

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com
oakgx@oakmark.com
oakwx@oakmark.com

Fellow Shareholders,

After a relatively strong 2023, both the Oakmark International Fund and Oakmark International Small Cap Fund (collectively, the "Funds") had positive performance in the first quarter, but just barely—both earned less than 1% and underperformed their respective bogeys (see individual Fund letters for more details). Despite the muted quarter, we remain very optimistic about the future given the extremely attractive valuations at which these international portfolios are selling. As an example, both Funds are trading at around 53 cents on the dollar (at 100 cents on the dollar, the portfolios would be fully valued by our measurement), which—outside of extremes—is near the low end of their historical ranges. These levels are even more meaningful as we expect acceptable growth in earnings and value over the next one to two years.

Momentum versus value

Granolas! The Mag 7! Japan! Crypto! Today, the weight of money is flocking to a few, narrow bands of asset classes. As the money flows TO these areas, it flows OUT of other places. In the last quarter, Japan was the recipient of investor attention as the market rose approximately 20% in local currency. Toyota Motor and Tokyo Electron were two of the top five performing stocks in the MSCI EAFE Index18 this past quarter with gains of 37.61% and 46.77%, respectively. We know all about the Fab 5, formerly the Mag 7 before dropping Apple and Tesla, and how they continue to gain attention and flows. Now, there is a European equivalent called the Granolas, which includes weight reduction drug champ Novo Nordisk and semiconductor equipment manufacturer ASML Holding as well as a handful of other European growth companies. And, of course, there is bitcoin, which appreciated around 65% for the quarter.

As long-term investors who make decisions based on the underlying intrinsic value of an asset based on its balance sheet and cash generation, we are not disappointed that we tend to underperform in momentum-driven markets. Importantly, as risk minimization to us is defined as protecting capital and achieving long-term returns versus our asset class, we believe that it is extremely risky to purchase stocks that have markedly stretched valuations just because it is where the flow of money is moving. Many of the themes these stocks move on are real (e.g., innovative drug treatments, artificial intelligence, the demand for chips, etc.), but we must ultimately price the businesses based on estimated earning power and cash generation and then compare this to the prices at which the businesses sell. If there is not a fundamental value proposition, we won't chase momentum as the only chasing we do is for value.

The Japanese situation

As mentioned, the Japanese market was the world's best performing developed market last quarter, and we are measurably underweight in the country for both Funds. This underweight has had a negative impact on returns from an absolute and relative perspective. During the last quarter, the Japanese market also set new highs, surpassing the past high-water mark that was set way back in December of 1989. There is a great deal of enthusiasm surrounding improved corporate governance, better earnings and the fact that Japan isn't China. (There is a lot of money moving from China to Japan.) Though we share the enthusiasm surrounding this second effort to improve corporate governance (first attempt was in Prime Minister Shinzo Abe's "third arrow" in 2012), our belief is that the Japanese stock market has been priced for a massive improvement in corporate performance that has yet to materialize. One way to visualize this is through an analysis of Japanese company profitability as measured by return on equity (ROE)23. The last time the market peaked, in 1989, we saw an average ROE of the TOPIX Index of around 7.5%. Today, the expected ROE is just 8.73%, which compares to the S&P 500 Index's of 18.6% and the Stoxx Europe 600 of just under 13%. And note that several Japanese export-oriented companies have experienced exceptional earnings growth (Toyota in particular) due to the collapse of the yen. Despite Europe trading at a significantly higher ROE than Japan, its estimated 2024 P/E ratio is 13.7x versus Japan's 16x, demonstrating a greater value proposition. We are enthused about improving prospects in Japan and continue to spend time on the ground looking for attractive investments, but finding widespread value is challenging, thus our current underweight.

Closing

Though the last three months delivered disappointing returns, we believe our international Funds represent exceptional value as both are priced well below their respective indexes via conventional valuation metrics but offer significantly higher profitability as demonstrated by the ROE of each portfolio. We will continue our search for value and stay disciplined by avoiding high valuations that we believe to be fundamentally unwarranted.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

20 OAKMARK FUNDS

International Equity Market Commentary (continued)  March 31, 2024

	Oakmark International Fund	Oakmark International Small Cap Fund	MSCI World ex US Index**,17	S&P 500 Index**,1
Portfolio Statistics
Price/earnings*,2	9.4	9.6	15.8	24.7
Price/cash flow*,24	7.0	8.7	10.1	29.2
Price/book*,3	1.2	1.3	1.9	4.3
Dividend yield[25]	3.3%	3.5%	2.9%	1.4%
ROE[23]	14.5%	15.6%	12.3%	17.5%

*  Projected for portfolio, TTM for benchmark

**  Benchmark characteristics are sourced directly from the index provider and the underlying calculation methodology differs from the methodology used by Harris to calculate for the portfolio characteristics.

Thank you for your continued support.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 21

Oakmark International Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/24)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	0.11%	4.42%	0.12%	5.51%	3.27%	8.55%	09/30/92
MSCI World ex U.S. Index (Net)	5.59%	15.29%	4.93%	7.48%	4.81%	6.10%
MSCI EAFE Index (Net)[18]	5.79%	15.32%	4.78%	7.33%	4.80%	5.96%
Lipper International Funds Index[19]	5.86%	14.72%	3.08%	7.61%	5.11%	6.78%
Oakmark International Fund (Advisor Class)	0.11%	4.58%	0.29%	5.65%	N/A	5.48%	11/30/16
Oakmark International Fund (Institutional Class)	0.15%	4.66%	0.34%	5.74%	N/A	5.56%	11/30/16
Oakmark International Fund (R6 Class)	0.15%	4.72%	0.40%	N/A	N/A	3.33%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
BNP Paribas SA	4.0
Lloyds Banking Group PLC	3.6
CNH Industrial NV	3.5
Bayer AG	3.3
Prudential PLC	2.9
Mercedes-Benz Group AG	2.9
Kering SA	2.6
Prosus NV	2.6
Fresenius Medical Care AG	2.6
Intesa Sanpaolo SpA	2.5
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	66
Net Assets	$20 billion
Weighted Average Market Cap	$49.3 billion
Median Market Cap	$30.7 billion
Net Expense Ratio - Investor Class*^	1.05%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	22.2
Financials	21.8
Industrials	18.6
Health Care	12.3
Information Technology	6.3
Communication Services	5.8
Materials	4.8
Consumer Staples	4.7
Short-Term Investments and Other	3.5
GEOGRAPHIC ALLOCATION
% of Equity
Europe	85.3
Germany*	27.1
France*	16.8
United Kingdom	16.6
Switzerland	8.1
Netherlands*	5.4
Sweden	3.2
Italy*	2.6
Ireland*	1.6
Denmark	1.4
Spain*	1.3
Belgium*	1.2
% of Equity
Asia	9.3
South Korea	3.5
Japan	3.1
China	1.8
India	0.7
Indonesia	0.2
North America	5.1
United States	3.6
Canada	1.5
Australasia	0.3
Australia	0.3

*  Euro currency countries comprise 56.0% of equity investments.

See accompanying Disclosures and Endnotes on page 99.

22 OAKMARK FUNDS

Oakmark International Fund  March 31, 2024

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund ("the Fund") returned 0.11% for the quarter ended March 31, compared to the benchmark, the MSCI World ex US Index (net)17, which returned 5.59% for the same period. In addition, the Fund has returned an average of 8.55% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index's (net) return of 6.10% over the same period.

Daimler Truck Holding (Germany) was a top contributor during the quarter. In March, the truck and bus manufacturer released strong fourth-quarter results, accompanied by 2024 margin guidance that significantly exceeded consensus expectations. The expected margin resilience is in spite of a weaker global truck market and is a result of management's decisive actions to improve pricing, drive higher service penetration and increase the flexibility of the cost base. This is most evident in the Mercedes-Benz segment, primarily serving the European and Latin American markets, which increased its adjusted EBIT16 margin from sub-1% in 2019 to over 10% last year. We are impressed by management's execution following the 2021 spin-off from the former Daimler Group and believe the company is positioned to earn structurally higher through-cycle margins than in the past. We met with CEO Martin Daum following the release and continue to see an attractive upside for this investment.

Bayer (Germany) was a top detractor during the quarter. In January, Bayer had a larger than average adverse jury verdict in its long-running RoundUp litigation. We continue to believe that these headline verdicts will be reduced substantially on appeal and note that Bayer has since won two cases in a row. Then, in March, the company held its long-awaited capital markets day. The event contained limited material strategy updates as Bayer is no longer pre-communicating its litigation strategy, is erring conservatively by not issuing mid-term targets, and is deferring a break-up until its balance sheet is in better shape. This didn't bring the quick wins some investors had hoped for, but we support the strategy and appreciate management's sharp focus on improving profitability and cash generation while starting to cut away at the company's bureaucracy. The full-year 2023 results and 2024 guidance were both in line with our expectations.

We did not eliminate any positions during the quarter, and we initiated positions in Brambles, Smurfit Kappa Group and Smith & Nephew:

Brambles (Australia) is the world's largest provider of pooled pallets, crates and containers. The company's pallet-pooling model delivers an attractive value proposition to its customers by enabling standardization and seamlessly connecting supply chain participants to ensure the efficient flow of goods across the world. Much of the market still uses non-pooled pallets, which translates to attractive long-term growth opportunities for the pooling model. As the market share leader, Brambles benefits from economies of scale, which have provided cost advantages and led to attractive returns on capital. In addition, we like that digital initiatives at the company are starting to yield results in the form of lower pallet loss rates, lower capital costs, lower operating expenses, and better returns. Since we sold our position in Brambles in 2022, its share price has lagged the market despite fundamental performance exceeding our estimates. This has provided us the opportunity to reestablish our position at a discount to our estimate of intrinsic value.

Smurfit Kappa Group (Ireland) is Europe's leading containerboard and corrugated box producer. The company's share price has been under pressure due to a unique downturn in industry volumes caused by supply chain reverberations from the Covid-19 pandemic, which we believe is beginning to unwind. In addition, in September 2023, Smurfit Kappa announced an agreement to acquire WestRock, the second-largest producer of containerboard and corrugated boxes in North America. WestRock has historically underperformed its competitors, and we believe the company's asset base stands to benefit from strategic investments and operational improvements under its experienced management team. As a part of the acquisition, Smurfit Kappa plans to list the combined entity in the U.S., which offers upside optionality as U.S. producers have historically traded at a premium to European peers. The improving industry outlook and the opportunity to drive improvements at WestRock provided the opportunity to purchase shares at a discount to our estimate of the intrinsic value of the anticipated combined company.

Smith & Nephew (U.K.) is a global medical device manufacturer operating in attractive end markets. The company currently generates the majority of its earnings through its sports medicine and advanced wound management businesses, which command strong market share positions and offer favorable growth prospects. The company's orthopedics business has historically underperformed its peers, but we are pleased by the decisive actions taken by new CEO Deepak Nath, which we expect will improve growth, margins and return on invested capital for the orthopedics segment. We believe the company is in the early stages of its margin improvement journey and an upgrade of the product portfolio in recent years will drive sustainably higher revenue growth than in the past. We were able to purchase Smith & Nephew shares at a discount to our estimate of intrinsic value, despite the company's improving fundamental outlook.

Geographically, we ended the quarter with approximately 68.6% of our holdings in Europe, 16.6% in the U.K. and 6.2% in Asia. The remaining positions are 3.1% in Japan, 5.1% in North America (Canada and the U.S.) and 0.3% in Australasia.

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 23

Oakmark International Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.7%
CONSUMER DISCRETIONARY - 22.2%
AUTOMOBILES & COMPONENTS - 8.4%
Mercedes-Benz Group AG (Germany)	7,375	$587,251
Continental AG (Germany)	6,251	451,172
Bayerische Motoren Werke AG (Germany)	3,865	446,041
Valeo SE (France) (a)	15,711	196,453
		1,680,917
CONSUMER DURABLES & APPAREL - 5.9%
Kering SA (France)	1,330	525,546
adidas AG (Germany)	1,256	280,448
Swatch Group AG (Switzerland)	968	224,700
Cie Financiere Richemont SA, Class A (Switzerland)	936	142,664
		1,173,358
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 4.3%
Prosus NV (Netherlands)	16,497	517,483
Alibaba Group Holding Ltd. (China)	38,205	342,910
		860,393
CONSUMER SERVICES - 3.6%
Accor SA (France)	7,069	330,236
Amadeus IT Group SA (Spain)	3,983	255,447
Compass Group PLC (United Kingdom)	4,694	137,612
		723,295
		4,437,963
FINANCIALS - 21.8%
BANKS - 10.9%
BNP Paribas SA (France)	11,198	795,623
Lloyds Banking Group PLC (United Kingdom)	1,096,294	716,197
Intesa Sanpaolo SpA (Italy)	136,233	494,275
Axis Bank Ltd. (India)	10,331	129,713
Bank Mandiri Persero Tbk. PT (Indonesia)	93,765	42,876
		2,178,684
FINANCIAL SERVICES - 5.7%
Schroders PLC (United Kingdom)	74,599	354,588
EXOR NV (Netherlands)	2,824	313,987
Edenred SE (France)	5,316	283,645
Worldline SA (France) (a) (b)	15,482	191,747
		1,143,967
INSURANCE - 5.2%
Prudential PLC (United Kingdom)	62,913	589,981
Allianz SE (Germany)	1,493	447,488
		1,037,469
		4,360,120
	Shares	Value
INDUSTRIALS - 18.6%
CAPITAL GOODS - 14.9%
CNH Industrial NV (United States)	54,395	$704,954
Daimler Truck Holding AG (Germany)	8,300	420,498
Siemens AG (Germany)	1,586	302,865
Ashtead Group PLC (United Kingdom)	3,617	257,506
SKF AB, Class B (Sweden)	12,458	254,314
Brenntag SE (Germany)	2,717	228,837
Volvo AB, Class B (Sweden)	7,606	206,150
Komatsu Ltd. (Japan)	6,291	185,457
Sandvik AB (Sweden)	7,000	155,442
Schindler Holding AG (Switzerland)	454	114,344
Smiths Group PLC (United Kingdom)	5,495	113,851
Bunzl PLC (United Kingdom)	960	36,931
		2,981,149
TRANSPORTATION - 2.7%
Ryanair Holdings PLC ADR (Ireland) (c)	1,856	270,205
DSV AS (Denmark)	1,661	270,068
		540,273
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
Recruit Holdings Co. Ltd. (Japan)	3,443	150,779
Brambles Ltd. (Australia)	4,967	52,278
		203,057
		3,724,479
HEALTH CARE - 12.3%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.2%
Bayer AG (Germany)	21,623	663,217
Roche Holding AG (Switzerland)	1,166	297,029
Eurofins Scientific SE (France)	4,590	292,580
Novartis AG (Switzerland)	1,936	187,596
		1,440,422
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
Fresenius Medical Care AG (Germany)	13,436	516,777
Fresenius SE & Co. KGaA (Germany)	15,385	414,948
Smith & Nephew PLC (United Kingdom)	6,768	84,706
		1,016,431
		2,456,853
COMMUNICATION SERVICES - 5.8%
MEDIA & ENTERTAINMENT - 4.9%
WPP PLC (United Kingdom)	38,787	368,922
NAVER Corp. (South Korea)	2,334	324,399
Publicis Groupe SA (France)	1,581	172,401
Informa PLC (United Kingdom)	11,300	118,547
		984,269
TELECOMMUNICATION SERVICES - 0.9%
Liberty Global Ltd., Class A (United Kingdom) (b)	10,496	177,587
		1,161,856

See accompanying Notes to Financial Statements.

24 OAKMARK FUNDS

Oakmark International Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.7% (continued)
MATERIALS - 4.8%
Glencore PLC (Switzerland)	68,036	$373,799
Holcim AG (Switzerland)	2,400	217,351
Akzo Nobel NV (Netherlands)	2,835	211,619
thyssenkrupp AG (Germany)	20,640	110,759
Smurfit Kappa Group PLC (Ireland)	1,010	46,041
		959,569
CONSUMER STAPLES - 4.7%
FOOD, BEVERAGE & TOBACCO - 2.4%
Danone SA (France)	3,811	246,264
Anheuser-Busch InBev SA (Belgium)	3,889	236,880
		483,144
HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
Reckitt Benckiser Group PLC (United Kingdom)	4,506	256,626
Henkel AG & Co. KGaA (Germany)	2,755	198,407
		455,033
		938,177
INFORMATION TECHNOLOGY - 4.5%
SOFTWARE & SERVICES - 4.5%
Open Text Corp. (Canada)	7,675	297,821
Fujitsu Ltd. (Japan)	15,457	246,845
Capgemini SE (France)	927	213,220
SAP SE (Germany)	787	153,298
		911,184
TOTAL COMMON STOCKS - 94.7% (COST $17,330,690)		18,950,201
PREFERRED STOCKS - 1.8%
INFORMATION TECHNOLOGY - 1.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
Samsung Electronics Co. Ltd. (South Korea)	7,058	352,320
TOTAL PREFERRED STOCKS - 1.8% (COST $366,256)		352,320
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.0%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $525,438, collateralized by a United States Treasury Note, 4.000% due 12/15/25, value plus accrued interest of $535,631 (Cost: $525,128)	$525,128	$525,128
COMMERCIAL PAPER - 0.4%
American Honda Finance Corp., 5.52% - 5.58%, due 04/03/24 - 04/05/24 (d)	57,065	57,000
Campbell Soup Co., 144A, 5.71%, due 04/08/24 (d) (e)	20,000	19,965
Total Commercial Paper - 0.4% (Cost $77,012)		76,965
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $602,140)		602,093
TOTAL INVESTMENTS - 99.5% (COST $18,299,086)		19,904,614
Foreign Currencies (Cost $1,781) - 0.0% (f)		1,781
Other Assets In Excess of Liabilities - 0.5%		105,273
TOTAL NET ASSETS - 100.0%		$20,011,668

(a)  See Note 6 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security.

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(f)  Amount rounds to less than 0.1%.

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2023	Value March 31, 2024	Percent of Net Assets
Valeo	15,711	$19,766	$0	$0	$(70,332)	$0	$247,019	$196,453	1.0%
Worldline	15,482	40,200	0	0	(204,140)	0	355,687	191,747	1.0%
TOTAL	31,193	$59,966	$0	$0	$(274,472)	$0	$602,706	$388,200	2.0%

See accompanying Notes to Financial Statements.

Oakmark.com 25

Oakmark International Small Cap Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/24)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	0.51%	12.74%	3.15%	8.45%	4.65%	8.62%	11/01/95
MSCI World ex U.S. Small Cap Index (Net)	2.58%	10.04%	-0.93%	5.39%	4.54%	N/A
MSCI World ex U.S. Index (Net)[17]	5.59%	15.29%	4.93%	7.48%	4.81%	5.48%
Lipper International Small Cap Fund Index[21]	2.59%	11.13%	-1.36%	5.79%	4.55%	N/A
Oakmark International Small Cap Fund (Advisor Class)	0.51%	12.87%	3.32%	8.61%	N/A	7.48%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	0.51%	12.94%	3.39%	8.69%	N/A	7.57%	11/30/16
Oakmark International Small Cap Fund (R6 Class)	0.51%	12.97%	3.42%	N/A	N/A	6.99%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to December 3, 2018, the Fund imposed a 2% redemption fee on shares redeemed within 90 days of purchase; the Fund's performance for periods prior to that date does not reflect the 2% redemption fee. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
Duerr AG	3.1
Julius Baer Group Ltd.	3.1
ISS AS	3.1
Atea ASA	2.7
DS Smith PLC	2.7
Azimut Holding SpA	2.7
Dometic Group AB	2.6
Loomis AB	2.5
Hays PLC	2.5
BNK Financial Group, Inc.	2.5
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	63
Net Assets	$1.5 billion
Weighted Average Market Cap	$4.2 billion
Median Market Cap	$3.2 billion
Net Expense Ratio - Investor Class*^	1.34%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Industrials	30.9
Financials	18.4
Consumer Discretionary	9.7
Information Technology	8.5
Health Care	6.8
Communication Services	5.9
Materials	5.9
Consumer Staples	4.9
Real Estate	4.1
Short-Term Investments and Other	4.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	75.3
United Kingdom	20.5
Switzerland	10.6
Germany*	8.1
Sweden	7.8
Finland*	6.7
Italy*	6.6
Denmark	4.1
Netherlands*	4.1
Norway	3.5
Spain*	2.9
Belgium*	0.4
% of Equity
Asia	13.7
Japan	5.7
South Korea	4.9
China	2.2
Indonesia	0.9
Australasia	4.2
Australia	4.2
Latin America	3.1
Mexico	3.1
North America	2.3
Canada	2.3
Africa/Middle East	1.4
Israel	1.4

*  Euro currency countries comprise 28.8% of equity investments.

See accompanying Disclosures and Endnotes on page 99.

26 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2024

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund ("the Fund") returned 0.51% for the quarter ending March 31, underperforming the benchmark, the MSCI World ex U.S. Small Cap Index (net)20, which returned 2.58% for the same period. Since its inception in November 1995, the Fund has returned an average of 8.62% per year. For additional color on our views of the market environment during the most recent quarter, please see our international market commentary.

Konecranes (Finland) was a top contributor during the quarter. In February, the industrials company reported a strong set of fourth-quarter results. Organic revenue growth came in above our expectations, mainly driven by the service and port solutions segments. Service sales increased by 11% in local currencies, driven by strength in both spare parts and field service. We like that Konecranes' service business is delivering higher growth that is largely recurring in nature and of much higher quality than the growth in the equipment manufacturing divisions. This is a key component of our investment thesis. In addition, port solutions grew revenue by over 38% in local currencies in the fourth quarter as the business delivered on high order intake from prior periods while comparable EBITA22 margins increased. Also of note, port solutions entered 2024 with an order book higher than the previous year. Lastly, Konecranes reported 2024 guidance largely in line with our expectations. We continue to believe this investment offers an attractive upside.

St. James's Place (U.K.) was a top detractor during the quarter. In January, the wealth manager reported net inflows for 2023 that were £4.6 billion lower than in 2022. The disappointing update came on the heels of the company's announcement of a large overhaul of its fee structure. In February, the company reported full-year 2023 results. Underlying cash results fell below our expectations primarily due to the margin from new business and other revenues and expenses. The big miss, in our view, was the large provision charge that St. James's Place took to account for potential client reimbursements. There were increasing complaints from clients that the company was charging them without actually dispensing any advice. St. James's Place conducted an internal investigation, which cited service gaps that existed before the company implemented Salesforce in 2021. The provision charge covers the appointment of an investigative assessment, the anticipated cost of refunding service fees, the administration costs to operate the refund program, and an interest expense to compensate for the time value of money. We met with management following the release of results and continue to believe in the long-term prospects of St. James's Place.

We initiated new positions in the following during the quarter:

•  Fielmann (Germany) is one of the largest optical retail companies in the world. It provides eyewear, contact lenses,

hearing aids and primary eyecare services—all products that benefit from steady demand and significant barriers from online disruption. Industry headwinds related to higher costs and weak consumer confidence have weighed on the stock price, but we are comfortable with Fielmann's defensive positioning and pricing actions to offset inflation. The company's margins have declined in recent years due to investments in internal initiatives that are nearly completed, which should provide the opportunity for improved cost control and profitability going forward. We believe the company's fundamental performance is nearing an inflection point, and we were able to purchase shares at a discount to our estimate of intrinsic value.

•  TIS, Inc. (Japan) is one of Japan's largest IT services companies. We are familiar with TIS as we previously owned it but sold it when the stock price reached our estimate of intrinsic value. More recently, the stock has underperformed because growth is likely to slow next year due to the completion of several large-scale projects, which makes for a difficult comparison base. However, excluding these large projects, business fundamentals remain robust as IT spending in Japan continues to be very strong. In our view, the country lags most developed nations in digitizing its economy. This fact, combined with its shortage of IT engineering talent, should bode well for Japanese IT spending in the future. In addition to long-term structural demand for IT services, we like that TIS is led by a strong management team with a good track record of creating shareholder value through smart capital allocation decisions.

During the quarter, we sold Applus Services and Vitesco Technologies Group based on acquisition offers.

Geographically, we ended the quarter with approximately 54.9% of our holdings in Europe, 20.5% in the U.K., 7.9% in Asia and 5.7% in Japan. The remaining positions are 4.2% in Australasia, the Americas with 3.1% in Latin America and 2.3% in North America (Canada), and 1.4% in Africa/Middle East.

Thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 27

Oakmark International Small Cap Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
INDUSTRIALS - 30.9%
CAPITAL GOODS - 18.8%
Duerr AG (Germany)	1,982	$45,807
Konecranes OYJ (Finland)	690	35,805
Metso OYJ (Finland)	2,561	30,410
Travis Perkins PLC (United Kingdom)	3,083	28,384
Howden Joinery Group PLC (United Kingdom)	2,415	27,640
Valmet OYJ (Finland)	1,010	26,587
Fluidra SA (Spain)	989	23,379
Sulzer AG (Switzerland)	161	19,641
Babcock International Group PLC (United Kingdom)	2,919	19,157
dormakaba Holding AG (Switzerland)	34	17,830
		274,640
COMMERCIAL & PROFESSIONAL SERVICES - 12.1%
ISS AS (Denmark)	2,490	45,363
Loomis AB (Sweden)	1,309	36,530
Hays PLC (United Kingdom)	30,308	36,130
Pagegroup PLC (United Kingdom)	3,723	21,080
SThree PLC (United Kingdom)	2,953	16,029
Mitie Group PLC (United Kingdom)	7,243	9,598
Randstad NV (Netherlands)	143	7,557
Adecco Group AG (Switzerland)	132	5,207
		177,494
		452,134
FINANCIALS - 18.4%
FINANCIAL SERVICES - 13.7%
Julius Baer Group Ltd. (Switzerland)	793	45,782
Azimut Holding SpA (Italy)	1,445	39,247
Nexi SpA (Italy) (a)	5,462	34,613
St. James's Place PLC (United Kingdom)	4,554	26,699
Euronext NV (Netherlands)	260	24,769
EFG International AG (Switzerland)	1,340	16,732
Intermediate Capital Group PLC (United Kingdom)	500	12,962
		200,804
BANKS - 4.7%
BNK Financial Group, Inc. (South Korea)	6,258	37,095
DGB Financial Group, Inc. (South Korea)	4,789	30,949
		68,044
		268,848
CONSUMER DISCRETIONARY - 9.7%
AUTOMOBILES & COMPONENTS - 5.1%
Dometic Group AB (Sweden)	4,674	37,785
Pirelli & C SpA (Italy)	3,036	18,591
Autoliv, Inc. (Sweden)	150	18,052
		74,428
	Shares	Value
CONSUMER SERVICES - 2.1%
Wynn Macau Ltd. (China) (a)	35,031	$31,286
CONSUMER DURABLES & APPAREL - 1.9%
Gildan Activewear, Inc. (Canada)	392	14,544
GN Store Nord AS (Denmark) (a)	471	12,455
		26,999
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.6%
Fielmann Group AG (Germany)	111	5,097
Wickes Group PLC (United Kingdom)	2,003	3,921
		9,018
		141,731
INFORMATION TECHNOLOGY - 8.5%
SOFTWARE & SERVICES - 6.8%
Atea ASA (Norway)	3,362	40,190
TeamViewer SE (Germany) (a)	1,925	28,676
BIPROGY, Inc. (Japan)	579	17,138
Sapiens International Corp. NV (Israel)	369	11,873
TIS, Inc. (Japan)	104	2,220
		100,097
TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
Softwareone Holding AG (Switzerland)	1,314	24,223
		124,320
HEALTH CARE - 6.8%
HEALTH CARE EQUIPMENT & SERVICES - 5.6%
Ansell Ltd. (Australia)	2,006	32,128
ConvaTec Group PLC (United Kingdom)	6,504	23,511
Elekta AB, Class B (Sweden)	2,128	16,046
Medmix AG (Switzerland)	623	11,075
		82,760
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.2%
Grifols SA ADR (Spain) (a) (b)	2,584	17,259
		100,019
COMMUNICATION SERVICES - 5.9%
MEDIA & ENTERTAINMENT - 5.1%
Megacable Holdings SAB de CV (Mexico)	9,851	27,388
oOh!media Ltd. (Australia)	22,270	25,832
Hakuhodo DY Holdings, Inc. (Japan)	1,398	12,563
Schibsted ASA, Class B (Norway)	277	8,396
		74,179
TELECOMMUNICATION SERVICES - 0.8%
Sarana Menara Nusantara Tbk. PT (Indonesia)	221,714	12,026
		86,205

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
MATERIALS - 5.9%
DS Smith PLC (United Kingdom)	7,858	$39,347
Lanxess AG (Germany)	1,231	32,957
Essentra PLC (United Kingdom)	3,735	8,288
Titan Cement International SA (Belgium)	184	5,273
		85,865
CONSUMER STAPLES - 4.9%
FOOD, BEVERAGE & TOBACCO - 2.2%
JDE Peet's NV (Netherlands)	1,154	24,223
Strauss Group Ltd. (Israel) (a)	446	8,410
		32,633
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.6%
Sugi Holdings Co. Ltd. (Japan)	1,395	23,789
HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	6,876	15,965
		72,387
REAL ESTATE - 4.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.1%
Katitas Co. Ltd. (Japan)	1,761	22,900
Colliers International Group, Inc. (Canada)	140	17,125
LSL Property Services PLC (United Kingdom)	3,634	12,200
IWG PLC (Switzerland) (a)	2,881	7,014
		59,239
TOTAL COMMON STOCKS - 95.1% (COST $1,283,591)		1,390,748
	Par Value	Value
SHORT-TERM INVESTMENT - 4.0%
REPURCHASE AGREEMENT - 4.0%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $58,197, collateralized by a United States Treasury Note, 0.250% due 09/30/25, value plus accrued interest of $59,326 (Cost: $58,163)	$58,163	58,163
TOTAL SHORT-TERM INVESTMENTS - 4.0% (COST $58,163)		58,163
TOTAL INVESTMENTS - 99.1% (COST $1,341,754)		1,448,911
Foreign Currencies (Cost $818) - 0.1%		818
Other Assets In Excess of Liabilities - 0.8%		12,943
TOTAL NET ASSETS - 100.0%		$1,462,672

(a)  Non-income producing security.

(b)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

Oakmark.com 29

Fixed Income Market Commentary  March 31, 2024

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Key takeaways:

•  Short-term events like the Federal Reserve's actions, inflation trends, and economic growth metrics seldom affect the foundational aspects of the long-term investment landscape.

•  Regardless of whether inflation remains at 3% or reverts to 2%, the long-term investment outlook for fixed income remains positive.

•  Periods of high volatility are more often precursors to higher future returns.

•  Fixed income can act as a shock absorber in a downturn and provide higher income in a stable-rate environment—which enhances the expected returns.

Fixed income: Beyond the noise—a data-first approach

It's crucial to understand short-term fixed income market factors; however, don't let short-term events overshadow the broader, long-term investment story.

When I was starting out at Lehman Brothers, I found out a certain famous bond investor ignored the daily financial news that I, as a new analyst, was told to follow closely. This puzzled me initially, considering how much the media drives the market. But I eventually understood why. As I progressed in my career and increasingly leaned into long-term value investing, I understood why the renowned bond investor chose to ignore the daily financial noise, recognizing it as a potential distraction rather than a benefit. Today, the daily news churn pores over the Fed's moves, inflation and economic growth. While these are important short term, they don't really shake the long-term investment ground.

Take, for example, whether the Fed cuts rates in June or August, or if the CPI slightly changes; neither will drastically alter the long-term outlook for bonds. These details help predict market trends or price discovery in the short term, but they should never be allowed to eclipse the larger, long-term investment picture.

Our Chief Investment Officer-U.S., Bill Nygren, aptly stated in his Q1 2021 investment memo, "We believe we can take advantage of [market inefficiencies] by forecasting further into the future and by unemotionally pursuing opportunities where other investors have overreacted." In that vein, in this commentary I will avoid the emotional pull of speculating on short run rates and inflation forecasts and replace that with a little bit of dispassionate bond math. I hope after some number crunching, I can demonstrate how today's bond market is more resilient than those of recent years and how high real and nominal yields27 set the stage for resilient expected returns for patient capital.

The misconception of perpetually high inflation preventing fixed income investments

The inflation debate—whether it's sticky and remains high or continues its descent toward the Fed's objective—certainly captures a lot of headlines. Some think ongoing budget deficits and changes in population and technology will keep inflation around 3%. Others believe the recent increase is just a blip and expect it to drop back to 2% soon. My take? The answer is probably somewhere in the middle. But here's what really matters for investors: no matter if inflation sticks at 3% or falls to 2%, it doesn't really change the game for bond investing.

Now, let's dive into the data and make simple assumptions to compare these scenarios with historical performance:

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

30 OAKMARK FUNDS

Fixed Income Market Commentary (continued)  March 31, 2024

Figure 1: Expected Real Returns for Buy and Hold to Maturity28

Data source: Bloomberg, 4/1/2004-3/31/2024. AGG is the Bloomberg U.S. Aggregate Bond Index29; IG Corp Index is the Bloomberg U.S. Investment Grade Corporate Bond Index30; HY Corp is the Bloomberg U.S. High Yield Corporate Bond Index31. Data assumes historical average default rate and recovery for each index averages the historical normalized default rate (20 year). Nominal rates normalize to account for inflation scenario over 18-month period. Real returns set by nominal returns after loss average defaults and average recoveries minus inflation scenario (3% sticky or 2% target met). Assume seven-year life of holding period and all assets held to maturity or reinvested at 3/31/24 stated effective index yield.

Figure 2: Nominal total expected returns are relatively high versus recent history realized returns given much higher starting yields, thereby creating a more resilient total return. Inflation holding at 3% or at 2% should not meaningfully change outcomes assuming a normal default backdrop and hold to maturity.

Data source: Bloomberg, from 4/1/2004 to 3/31/2024. AGG is the Bloomberg Aggregate Bond Index; IG Corp Index is the Bloomberg U.S. Investment Grade Corporate Bond Index; HY Corp Index is the Bloomberg U.S. High Yield Corporate Bond Index. Data assumes historical average default rate and recovery for each index averages the historical normalized default rate (20 year). Nominal rates normalize to account for inflation scenario over 18-month period. Real returns set by nominal returns after loss average defaults and average recoveries minus inflation scenario (3% sticky or 2% target met). Assume a 7-year life of holding period and all assets held to maturity or reinvested at 3/31/24 stated effective index yield.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 31

Fixed Income Market Commentary (continued)  March 31, 2024

As Figure 1 shows, whether 3% or 2%, realized inflation will not fundamentally shift the attractiveness of fixed income as a long-term investment. By choosing to invest in fixed income securities and holding them to maturity, investors can capitalize on current high nominal and real yields. When we look ahead to the next seven years and compare it with the past seven, the appeal of these yields becomes increasingly apparent. The central point here is that, absent a significant economic setback, investors who engage in a long-term, buy-and-hold strategy can expect inflation-adjusted returns to be much higher than those experienced in the recent era of low-interest rates.

Navigating rate volatility and market uncertainty

Another recurring concern popularly broadcast as rates move higher is that the volatility and uncertainty in interest rate markets make fixed income "un-investible." Whenever I see uncertainty or volatility as reasons to not invest, I remind myself that markets will always have a degree of uncertainty and that volatility as measured by things like the VIX or rate swings doesn't mean poor returns. Actually, periods of high swings in prices are often a predictor of above average future returns.

Higher yields usually mean better returns down the line. It's pretty straightforward, and the data below supports this idea. Look at the graph comparing rate volatility to future returns in the investment grade corporate bond market.

Figure 3: Rate volatility after spikes have been a signal for above-historical forward returns Rate Volatility (in black, left axis) vs the Investment Grade Bond Total Return (in dark green, right axis)

Source: Merrill Lynch and Bloomberg, as of 3/31/2024. Volatility is represented by Merrill Lynch Option Volatility Estimate Index (MOVE index)32. Investment Grade Bond Total Return is represented by Bloomberg Investment Grade Corporate Bond Fund Index30.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

32 OAKMARK FUNDS

Fixed Income Market Commentary (continued)  March 31, 2024

Figure 4: Investment grade corporate bond 1-, 3- and 7-year forward returns after peaks in rate volatility and sustained high levels of market uncertainty.

	Forward Returns After Rate Volatility Peak
	1-year	3-year	7-year
Oct 2022 - MOVE peak 148	8.5%	N/A	N/A
Aug 2013 - MOVE peak 104	9.1%	19.0%	46.5%
Jun 2009 - MOVE peak 165	16.6%	38.4%	61.3%
July 2003 - MOVE peak 160	7.7%	13.6%	51.1%
High volatility signal average	10.5%	23.6%	53.0%
Average rolling return since 2000	5.0%	16.0%	42.0%
Median rolling return since 2000	5.2%	16.0%	43.6%
Excess return after high volatility signal	5.5%	7.7%	11.0%

Source: Bloomberg and Merrill Lynch, as of 3/31/2024. Volatility/MOVE is represented by Merrill Lynch Option Volatility Estimate Index (MOVE Index). Investment Grade Bond Total Return is represented by Bloomberg Investment Grade Corporate Bond Fund Index

As you can see from the graph and table, after a period of high volatility, we can expect better-than-average returns over one, three, and seven years. As fixed income investors, we must remember that uncertainty is a constant in investing, regardless of the current economic situation. Even amid wars, central bank actions or fluctuations in valuation and sentiment, the reliability of fixed income assets remains strong. The assurance of regular interest payments and the return of principal at maturity highlight the stability these investments offer.

Credit valuations: Are they too expensive?

The final criticism dominating headlines today regarding the bond market is about credit valuations. Specifically, the question on everyone's mind is: Are they too expensive?

Credit spreads provide extra yield to compensate investors for the risks linked to bankruptcy. It's increasingly common to argue that these spreads are currently too expensive or "tight," suggesting potential overvaluation. However, focusing solely on credit spread valuations in a vacuum (versus historical levels) without considering significantly higher starting nominal and real rates overlooks a crucial aspect of generating returns in this interest rate regime compared to the last. While it's important to begin with current credit spread valuations and assess their implications for future default rates and recoveries, we must also recognize the role of elevated real rates during downturns and their protective cushion for returns. Also, we need to incorporate the impact of higher starting yields and income.

To tackle this, we created a model that incorporates all three factors: spreads, real rates and all-in yields. We also apply historical correlations to real rates and credit spreads to help model the resiliency of cushion that elevated levels today will provide in a slowdown. To help frame richness or cheapness, we then solve for the number of defaults needed to create average real returns. If those defaults are significantly higher than history, we can point to fundamental cheapness.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 33

Fixed Income Market Commentary (continued)  March 31, 2024

Figure 5: Required Annualized Defaults Needed to Experience Average Historical Returns Over 7-Year Life.

Assumes Real Rates Normalize over Time and Inflation Stabilizes at Elevated Level of 3%

	Historical 7-year Nominal Return[1]	Historical 7-year Average Real Return[2]	Average Historical Default Rate[3]	Average Historical Default Rate During Recessions[4]	Average Default Rates During Global Financial Crisis[5]	Required Defaults to Experience Average Historical Real Returns Assuming 3% Inflation[6]
Bloomberg Investment Grade Corporate Index	47.3%	16.0%	0.20%	0.40%	0.750%	3.00%
Bloomberg High Yield Corporate Index	60.1%	31.4%	5.60%	7.90%	10.00%	7.50%

Source: Bloomberg, 7-year rolling returns,4/1/1994-3/31/2024. 1. Data assumes real rates normalize to 50 bps over 3.5-year period. 2. For each 1% in assumed defaults, data assumes an increase of 50 bps of credit spread in year one and year two. 3. Nominal yields are set by last period real rate plus credit spread. 4. Assumes normalization back down to average historical credit spread in year three and year four. 5. Assumes average historical recoveries in defaults. 6. Uses 7-year average rolling CPI for real yield historical calculations

From the calculations, it's apparent that current high yields give investors a significant buffer against potential losses, despite narrow credit spreads. For example, conservative estimates show that investment-grade corporates could withstand defaults nearly four times the historical average and still yield average historical real returns for buy-and-hold investors over seven years. Similarly, while not as pronounced, high yield investors have a substantial safety margin compared to historical default rates to secure average real returns after accounting for inflation.

How can this be, especially when credit spreads are perceived as "rich" or "tight," ranking in the top decile historically? The answer lies partly in the current state of real yields, which are 150-200 basis points above the post-global financial crisis average. During economic slowdowns, real yields typically move inversely to credit spreads and can dip significantly during recessions. Presently, with real yields around 180-200 basis points in the five- and seven-year segments of the curve, they are poised to act as a far superior buffer in case of a severe economic downturn, compared to previous slowdowns in the low-rate era when real yields were negative. Moreover, these elevated real yields offer an extra 180-200 basis points of income carry, adding a cushion as we navigate through the end of the current rate hike cycle. This dual benefit—acting as a shock absorber in a downturn and providing higher income in a stable-rate environment—enhances the expected returns for fixed income asset classes. Investors focusing solely on credit spreads and historical comparisons are overlooking these crucial factors, which are necessary to accurately assess the relative value and attractiveness of credit investments in the market environment.

The case for a long-term investing view

Despite the transient uncertainties and fluctuations in the market, our long-term investment philosophy underscores the value of fixed income for generating stable returns over extended periods. The tendency to focus on daily market movements and to hang on every word from central bank officials should be moderated. Acknowledging the return potential and inherent resilience of fixed income instead—particularly when yields are favorable, capital is patient and time horizons are long—is paramount.

Yes, the risks of short-term rate and credit valuation fluctuations exist, but at Oakmark, we focus on the enduring risk-adjusted value proposition of fixed income over a five- to seven-year horizon. We remain opportunistic and ready to enhance our preferred positions when conditions align. Meanwhile, we encourage investors to appreciate the steady income that fixed income investments can provide, reinforcing the foundation for a well-rounded portfolio.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 99.

34 OAKMARK FUNDS

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Oakmark.com 35

Oakmark Equity and Income Fund  March 31, 2024

Summary Information

VALUE OF A $10,000 INVESTMENT

(Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/24)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	4.92%	19.22%	5.73%	9.21%	7.03%	9.69%	11/01/95
Lipper Balanced Funds Index	5.15%	14.89%	3.28%	7.74%	6.77%	6.97%
S&P 500 Index	10.56%	29.88%	11.49%	15.05%	12.96%	10.07%
Bloomberg U.S. Govt./Credit Index	-0.72%	1.74%	-2.35%	0.62%	1.70%	4.29%
Oakmark Equity and Income Fund (Advisor Class)	5.01%	19.55%	6.00%	9.42%	N/A	8.55%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	4.99%	19.55%	6.00%	9.45%	N/A	8.58%	11/30/16
Oakmark Equity and Income Fund (R6 Class)	4.99%	19.56%	6.03%	N/A	N/A	9.09%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[9]	% of Net Assets
Alphabet, Inc., Class A	3.0
Fiserv, Inc.	2.6
Bank of America Corp.	2.2
Charles Schwab Corp.	2.1
IQVIA Holdings, Inc.	2.0
Centene Corp.	2.0
Glencore PLC	1.9
American International Group, Inc.	1.8
Reinsurance Group of America, Inc.	1.8
Deere & Co.	1.7
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	49
Net Assets	$6.6 billion
Weighted Average Market Cap	$199.9 billion
Median Market Cap	$39.7 billion
Net Expense Ratio - Investor Class*^	0.86%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	19.9
Consumer Discretionary	9.5
Communication Services	8.8
Health Care	5.4
Industrials	5.0
Materials	4.0
Consumer Staples	2.6
Energy	2.5
Information Technology	1.4
Real Estate	0.9
Total Equity Investments	60.0
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	15.4
Government and Agency Securities	8.6
Collateralized Mortgage Obligations	4.3
Asset Backed Securities	4.2
Mortgage-Backed Securities	3.1
Bank Loans	2.0
Convertible Bond	0.1
Total Fixed Income Investments	37.7
Short-Term Investments and Other	2.2

See accompanying Disclosures and Endnotes on page 99.

36 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2024

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakbx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oakbx@oakmark.com

Quarter and Calendar-Year Review

The Oakmark Equity and Income Fund ("the Fund") returned 4.92% during the first quarter, compared to 5.15% for the Lipper Balanced Fund Index34. This was driven by an 8.53% return on our equity portfolio37, which lagged the S&P 500 Index of 10.56%. This was partly due to an underweight in technology stocks, which were boosted by enthusiasm around artificial intelligence, as well as an overweight in mid-cap stocks, where we continue to find compelling valuations. Since its inception in November 1995, the Fund has returned an average of 9.69% per year, outperforming the Lipper Balanced Fund Index's return of 6.97% over the same period.

Our fixed income holdings37 returned 0.30% during the quarter, outperforming the Bloomberg U.S. Aggregate Government/Credit Index of–0.72%. As we've discussed previously, higher interest rates have improved the opportunities available in fixed income securities, and we currently see a more balanced risk-reward value proposition between equities and fixed income than we have in some time.

The Fund ended the quarter with 60.0% in equities, roughly in line with the balanced category average. Fixed income comprised 38.0% of the Fund assets, and cash comprised 2.0%. As always, we continually evaluate our asset allocation the same way that we evaluate our allocations to individual securities—with the goal of delivering attractive risk-adjusted returns with less volatility than a pure equity product would provide. We are pleased with how this approach has paid off over the long term.

The largest contributors to the portfolio's return in the quarter were Fiserv, Corebridge Financial, Reinsurance Group of America and KKR. The largest detractors were Charter Communications, Glencore, Howard Hughes and Warner Bros. Discovery. The largest contributors were all financial stocks, which is the Fund's largest sector weighting. Despite the already strong performance from our financial holdings, we continue to find their valuations attractive, and we have identified other compelling opportunities across a wide range of financial companies. In contrast, Charter was the biggest detractor from the Fund's performance due to fears about increasing competition from fiber overbuilding and fixed wireless. While these sources of competition will have a near-term impact, this impact should lessen over the coming years, enabling Charter to resume strong free cash flow growth.

Transactions

We added three new positions—Deere & Company, Kenvue and Delta Air Lines—in the quarter. Deere is a global manufacturer and distributor of equipment used in agriculture, construction and forestry. Deere dominates the highly profitable mid and large agricultural equipment markets in North America and Brazil. Farmers in these markets are highly focused on using technology to improve farm productivity. Deere directly capitalizes on technological developments over time, and we believe it has become the clear leader in precision agriculture. Currently, global agricultural markets have softened after a strong year in 2023. While the exact length of the downturn is impossible to predict, we believe it will be less severe than the previous downcycle as inventory shortages in recent years have contained this cycle's peak. For nearly two centuries, Deere has repeatedly emerged from downturns as a stronger and more profitable company. Trading at 13x our estimate of mid-cycle earnings, this stock offers what in our view is a highly attractive valuation for one of the world's best industrial businesses.

Kenvue became the largest standalone consumer health company following its split-off from Johnson & Johnson in May 2023. The company's highly recognizable brands, such as Neutrogena, Listerine, Tylenol and Band-Aid, have been market share leaders in their respective categories for generations. However, Kenvue's first year as a public company was clouded by market share losses in certain categories and worries over litigation. These concerns caused the company's stock to underperform the S&P 500 by more than 50 percentage points in Kenvue's first 10 months as an independent company. Kenvue now trades for 16.5x trailing earnings, a substantial discount to the market and other consumer health and packaged goods companies. Furthermore, we see an opportunity for Kenvue to operate more efficiently as a standalone entity and to re-invest cost savings into increased product development and marketing, which should help improve growth and ensure that the company's brands remain at the forefront of their categories. We believe that investors are overly pessimistic, and we find Kenvue's current price attractive for a leading consumer company that should grow earnings at a mid-single-digit rate or better over time.

We believe the "big three" U.S. airlines (Delta, United and American) have emerged from Covid-19 in the strongest competitive position they've ever occupied. Last year, the group accounted for 90% of industry profits, up from 70% in 2019. In

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 37

Oakmark Equity and Income Fund  March 31, 2024

Portfolio Manager Commentary (continued)

our view, the increased profitability has been driven by a growing consumer preference for premium travel experiences and the airlines improving their product segmentation. Moreover, many low-cost carrier competitors have been disproportionately impacted by high-cost inflation in recent years. Of the big three, we see Delta as being best positioned. We believe that years of industry-leading operational performance and investments in customer experience have established Delta as the premium airline brand. We also think Delta's geographically optimal hubs, high local market share, robust loyalty program and unique corporate culture all support healthy returns on capital. Delta currently trades at 6x our estimate of normalized EPS13. We believe this is an attractive valuation for a competitively advantaged and growing business.

We eliminated one position, HCA, during the quarter as the stock traded at our estimate of fair value. HCA was a very good investment and more than quadrupled from our original investment price in 2016. We believe HCA is a well-managed business with the best collection of assets in the hospital space. Hospital stocks tend to be much more volatile than their actual intrinsic value, and we would gladly purchase HCA again if the discount to value warrants.

We would like to thank our fellow shareholders for their investment in the Fund and welcome any questions or comments.

See accompanying Disclosures and Endnotes on page 99.

38 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.0%
FINANCIALS - 19.9%
FINANCIAL SERVICES - 12.7%
Fiserv, Inc. (a)	1,094	$174,875
Charles Schwab Corp.	1,898	137,272
Intercontinental Exchange, Inc.	831	114,191
Corebridge Financial, Inc.	3,646	104,755
Capital One Financial Corp.	682	101,543
Ally Financial, Inc.	2,300	93,353
State Street Corp.	653	50,505
KKR & Co., Inc.	361	36,319
BlackRock, Inc.	41	33,765
		846,578
INSURANCE - 4.9%
American International Group, Inc.	1,562	122,133
Reinsurance Group of America, Inc.	632	121,880
Willis Towers Watson PLC	298	82,005
		326,018
BANKS - 2.3%
Bank of America Corp.	3,925	148,841
		1,321,437
CONSUMER DISCRETIONARY - 9.5%
AUTOMOBILES & COMPONENTS - 3.8%
General Motors Co.	1,852	84,006
BorgWarner, Inc.	2,199	76,404
Thor Industries, Inc.	598	70,137
Phinia, Inc.	366	14,060
Lear Corp.	72	10,363
		254,970
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 2.9%
Amazon.com, Inc. (a) (b)	590	106,496
Lithia Motors, Inc.	296	89,145
		195,641
CONSUMER SERVICES - 1.6%
Wendy's Co.	5,568	104,894
CONSUMER DURABLES & APPAREL - 1.2%
Brunswick Corp.	402	38,772
Carter's, Inc.	446	37,759
		76,531
		632,036
COMMUNICATION SERVICES - 8.8%
MEDIA & ENTERTAINMENT - 8.8%
Alphabet, Inc., Class A (a)	1,334	201,265
Charter Communications, Inc., Class A (a)	388	112,881
Comcast Corp., Class A	1,993	86,375
Warner Bros. Discovery, Inc. (a)	7,863	68,646
Interpublic Group of Cos., Inc.	1,973	64,376
Warner Music Group Corp., Class A	1,608	53,106
		586,649
	Shares	Value
HEALTH CARE - 5.4%
HEALTH CARE EQUIPMENT & SERVICES - 3.2%
Centene Corp. (a)	1,666	$130,709
Baxter International, Inc.	1,979	84,595
		215,304
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.2%
IQVIA Holdings, Inc. (a)	532	134,462
Danaher Corp.	45	11,237
		145,699
		361,003
INDUSTRIALS - 5.0%
CAPITAL GOODS - 3.0%
Deere & Co.	282	115,829
Masco Corp.	738	58,198
Carlisle Cos., Inc.	52	20,554
		194,581
COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
OPENLANE, Inc. (a)	2,924	50,585
ABM Industries, Inc.	841	37,507
		88,092
TRANSPORTATION - 0.7%
Delta Air Lines, Inc.	976	46,740
		329,413
MATERIALS - 4.0%
Glencore PLC	22,886	125,739
Corteva, Inc.	1,906	109,942
Sealed Air Corp.	897	33,376
		269,057
CONSUMER STAPLES - 2.6%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.5%
Kroger Co.	1,775	101,417
HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
Kenvue, Inc.	3,207	68,824
		170,241
ENERGY - 2.5%
Phillips 66	518	84,626
ConocoPhillips	389	49,487
EOG Resources, Inc.	275	35,118
		169,231
INFORMATION TECHNOLOGY - 1.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.4%
TE Connectivity Ltd.	640	92,994
REAL ESTATE - 0.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Howard Hughes Holdings, Inc. (a)	832	60,392
TOTAL COMMON STOCKS - 60.0% (COST $2,772,013)		3,992,453

See accompanying Notes to Financial Statements.

Oakmark.com 39

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.1%
COMMUNICATION SERVICES - 0.1%
Liberty Broadband Corp., Series A (c), 7.00%	224	$5,217
TOTAL PREFERRED STOCKS - 0.1% (COST $6,229)		5,217
	Par Value	Value
FIXED INCOME - 37.7%
CORPORATE BONDS - 15.4%
FINANCIALS - 5.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.40%, due 10/29/33	$15,500	13,057
2.45%, due 10/29/26	12,500	11,608
5.75%, due 06/06/28	4,000	4,053
Ally Financial, Inc. 4.70%(5 yr. CMT + 3.868%) (c) (d)	23,750	20,362
6.992%(SOFR + 3.260%), due 06/13/29 (d)	9,250	9,590
4.70%(7 yr. CMT + 3.481%) (c) (d)	2,000	1,586
Apollo Commercial Real Estate Finance, Inc., 144A 4.625%, due 06/15/29 (e)	20,373	17,115
Bank of America Corp. 2.551%(SOFR + 1.050%), due 02/04/28 (d)	13,575	12,618
4.45%, due 03/03/26	5,000	4,925
Capital One Financial Corp. 7.624% (SOFR + 3.070%), due 10/30/31 (d)	19,600	21,648
Charles Schwab Corp. 5.853% (SOFR + 2.500%), due 05/19/34 (d)	23,750	24,321
Citigroup, Inc. 7.625%(5 yr. CMT + 3.211%) (c) (d)	14,500	15,223
3.40%, due 05/01/26	15,000	14,443
3.352%(3 mo. USD Term SOFR + 1.158%), due 04/24/25 (d)	6,360	6,349
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	5,863
Equitable Financial Life Global Funding, 144A 1.70%, due 11/12/26 (e)	15,000	13,666
First Citizens BancShares, Inc. 3.375% (3 mo. USD Term SOFR + 2.465%), due 03/15/30 (d)	15,000	14,345
Goldman Sachs Group, Inc. 1.948%(SOFR + 0.913%), due 10/21/27 (d)	13,500	12,409
3.814%(3 mo. USD Term SOFR + 1.420%), due 04/23/29 (d)	7,200	6,825
JPMorgan Chase & Co. 1.47% (SOFR + 0.765%), due 09/22/27 (d)	31,000	28,286
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (e)	9,000	8,698
LPL Holdings, Inc. 6.75%, due 11/17/28	14,225	14,898
	Par Value	Value
Morgan Stanley 5.164%(SOFR + 1.590%), due 04/20/29 (d)	$4,850	$4,846
5.173%(SOFR + 1.450%), due 01/16/30 (d)	4,500	4,504
Pershing Square Holdings Ltd., 144A 3.25%, due 11/15/30 (e)	14,000	11,774
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,790
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 144A 4.00%, due 10/15/33 (e)	7,075	5,993
Stifel Financial Corp. 4.00%, due 05/15/30	12,242	11,168
Truist Financial Corp. 5.867% (SOFR + 2.361%), due 06/08/34 (d)	9,750	9,870
Wells Fargo & Co. 2.393%(SOFR + 2.100%), due 06/02/28 (d)	11,000	10,068
5.499%(SOFR + 1.780%), due 01/23/35 (d)	1,350	1,353
5.198%(SOFR + 1.500%), due 01/23/30 (d)	1,350	1,347
Willis North America, Inc. 5.90%, due 03/05/54	9,600	9,718
		357,319
INDUSTRIALS - 3.1%
AutoNation, Inc. 3.85%, due 03/01/32	11,750	10,444
Bacardi Ltd., 144A 4.45%, due 05/15/25 (e)	4,900	4,832
BAT Capital Corp. 2.259%, due 03/25/28	2,975	2,648
3.557%, due 08/15/27	1,835	1,738
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,151
Boeing Co. 5.805%, due 05/01/50	25,000	23,653
Carlisle Cos., Inc. 2.20%, due 03/01/32	21,055	16,897
Fortune Brands Innovations, Inc. 4.00%, due 06/15/25	13,430	13,167
5.875%, due 06/01/33	10,000	10,203
GXO Logistics, Inc. 1.65%, due 07/15/26	6,750	6,189
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (e)	18,500	15,929
3.75%, due 05/01/29 (e)	9,000	8,256
Howmet Aerospace, Inc. 3.00%, due 01/15/29	23,560	21,275
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL, 144A 6.75%, due 03/15/34 (e)	3,750	3,940
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75%, due 04/01/33	5,000	4,926
Lennox International, Inc. 1.35%, due 08/01/25	2,000	1,892
Stanley Black & Decker, Inc. 2.30%, due 03/15/30	31,350	26,540

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
CORPORATE BONDS - 15.4% (continued)
United Parcel Service, Inc. 4.875%, due 03/03/33	$6,350	$6,358
Viterra Finance BV, 144A 5.25%, due 04/21/32 (e)	13,150	12,955
2.00%, due 04/21/26 (e)	11,400	10,588
		206,581
CONSUMER DISCRETIONARY - 2.2%
AutoNation, Inc. 1.95%, due 08/01/28	4,940	4,275
Brunswick Corp. 2.40%, due 08/18/31	35,813	28,515
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (e)	2,980	2,559
5.125%, due 05/01/27 (e)	250	238
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	9,378
Expedia Group, Inc. 4.625%, due 08/01/27	13,576	13,318
5.00%, due 02/15/26	4,334	4,309
Lear Corp. 2.60%, due 01/15/32	6,935	5,690
Lithia Motors, Inc., 144A 3.875%, due 06/01/29 (e)	8,540	7,696
4.625%, due 12/15/27 (e)	2,980	2,862
M/I Homes, Inc. 3.95%, due 02/15/30	7,100	6,383
Marriott International, Inc. 2.75%, due 10/15/33	13,750	11,175
4.625%, due 06/15/30	9,400	9,145
MGM Resorts International 4.75%, due 10/15/28	13,875	13,196
Raising Cane's Restaurants LLC, 144A 9.375%, due 05/01/29 (e)	600	648
Tapestry, Inc. 7.85%, due 11/27/33	4,150	4,504
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (e)	17,250	15,431
ZF North America Capital, Inc., 144A 6.875%, due 04/14/28 (e)	9,250	9,594
		148,916
ENERGY - 1.5%
Apache Corp. 5.35%, due 07/01/49	10,000	8,453
Cheniere Energy, Inc., 144A 5.65%, due 04/15/34 (e)	850	856
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (e)	14,525	14,406
6.75%, due 04/15/29 (e)	8,000	8,086
Florida Gas Transmission Co. LLC, 144A 2.30%, due 10/01/31 (e)	14,750	11,947
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (e)	20,000	18,378
Parsley Energy LLC/Parsley Finance Corp., 144A 4.125%, due 02/15/28 (e)	26,312	25,092
	Par Value	Value
Patterson-UTI Energy, Inc. 7.15%, due 10/01/33	$10,000	$10,750
		97,968
REAL ESTATE - 1.2%
Alexandria Real Estate Equities, Inc. 4.75%, due 04/15/35	9,892	9,348
CBRE Services, Inc. 5.50%, due 04/01/29	10,000	10,060
2.50%, due 04/01/31	10,750	8,896
Cushman & Wakefield U.S. Borrower LLC, 144A 6.75%, due 05/15/28 (e)	15,000	14,812
GLP Capital LP/GLP Financing II, Inc. 4.00%, due 01/15/31	9,425	8,410
5.75%, due 06/01/28	4,975	4,979
5.25%, due 06/01/25	4,975	4,943
5.375%, due 04/15/26	3,925	3,891
Howard Hughes Corp., 144A 4.375%, due 02/01/31 (e)	4,250	3,691
5.375%, due 08/01/28 (e)	3,400	3,261
RHP Hotel Properties LP/RHP Finance Corp., 144A 4.50%, due 02/15/29 (e)	10,875	10,154
		82,445
MATERIALS - 0.5%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (e)	18,750	16,664
3.875%, due 03/16/29 (e)	1,000	935
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (e)	10,000	8,335
3.875%, due 10/27/27 (e)	4,950	4,722
		30,656
CONSUMER STAPLES - 0.4%
Dollar General Corp. 5.45%, due 07/05/33	15,000	15,047
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (e)	4,000	4,081
Philip Morris International, Inc. 5.25%, due 02/13/34	8,750	8,672
		27,800
HEALTH CARE - 0.4%
Embecta Corp., 144A 5.00%, due 02/15/30 (e)	18,102	14,788
Humana, Inc. 5.375%, due 04/15/31	1,650	1,651
Universal Health Services, Inc. 1.65%, due 09/01/26	7,750	7,063
		23,502
COMMUNICATION SERVICES - 0.3%
Charter Communications Operating LLC/ Charter Communications Operating Capital 2.30%, due 02/01/32	8,665	6,685
4.908%, due 07/23/25	2,985	2,949
Meta Platforms, Inc. 4.95%, due 05/15/33	10,000	10,122
		19,756

See accompanying Notes to Financial Statements.

Oakmark.com 41

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
CORPORATE BONDS - 15.4% (continued)
UTILITIES - 0.2%
NRG Energy, Inc., 144A 7.00%, due 03/15/33 (e)	$2,400	$2,561
Southern Co. 3.75% (5 yr. CMT + 2.915%), due 09/15/51 (d)	13,750	12,853
		15,414
INFORMATION TECHNOLOGY - 0.2%
Apple, Inc. 2.65%, due 02/08/51	6,000	3,950
Broadcom, Inc., 144A 3.469%, due 04/15/34 (e)	9,955	8,531
		12,481
Total Corporate Bonds (Cost $1,080,431)		1,022,838
GOVERNMENT AND AGENCY SECURITIES - 8.6%
U.S. GOVERNMENT NOTES - 5.3%
U.S. Treasury Notes 3.125%, due 08/15/25	142,000	138,766
2.25%, due 11/15/24	75,000	73,641
2.875%, due 05/15/32	75,000	68,095
3.50%, due 02/15/33	50,000	47,353
3.75%, due 12/31/28	25,000	24,467
		352,322
U.S. GOVERNMENT BONDS - 3.3%
U.S. Treasury Bonds 2.75%, due 08/15/42	90,000	70,626
3.625%, due 02/15/53	75,000	65,859
3.875%, due 02/15/43	50,000	46,221
3.00%, due 08/15/52	45,000	34,954
		217,660
Total Government and Agency Securities (Cost $607,268)		569,982
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-159-Class A2 4.50%, due 07/25/33 (d)	41,800	41,223
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-147-Class A2 3.00%, due 06/25/32 (d)	40,000	35,492
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-155-Class A2 4.25%, due 04/25/33	27,000	26,144
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1522-Class A2 2.361%, due 10/25/36	32,850	25,285
	Par Value	Value
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-148-Class A2 3.50%, due 07/25/32 (d)	$20,000	$18,406
Bank, Series 2022-BNK40-Class A4 3.394%, due 03/15/64 (d)	17,000	15,176
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA5-Class M1A, 144A 8.27% (30 day USD SOFR Average + 2.950%), due 06/25/42 (d) (e)	13,200	13,547
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-145-Class A2 2.58%, due 05/25/32	15,600	13,421
Chase Home Lending Mortgage Trust, Series 2024-1-Class B1, 144A 6.725%, due 01/25/55 (d) (e)	12,673	13,234
JP Morgan Mortgage Trust, Series 2024-2-Class B1, 144A 7.449%, due 08/25/54 (d) (e)	10,060	11,004
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA6- Class M1A, 144A 7.47% (30 day USD SOFR Average + 2.150%), due 09/25/42 (d) (e)	10,222	10,350
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06-Class 1M1, 144A 8.07% (30 day USD SOFR Average + 2.750%), due 05/25/42 (d) (e)	9,251	9,494
JP Morgan Mortgage Trust, Series 2021-10-Class B1, 144A 2.806%, due 12/25/51 (d) (e)	9,971	7,876
JP Morgan Mortgage Trust, Series 2024-2-Class B2, 144A 7.449%, due 08/25/54 (d) (e)	7,302	7,778
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA1-Class M1A, 144A 6.32% (30 day USD SOFR Average + 1.000%), due 01/25/42 (d) (e)	6,757	6,756
GS Mortgage-Backed Securities Trust, Series 2021-PJ6-Class B1, 144A 2.68%, due 11/25/51 (d) (e)	7,272	5,763
JP Morgan Mortgage Trust, Series 2022-6-Class B1, 144A 3.305%, due 11/25/52 (d) (e)	4,574	3,756
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1521-Class A2 2.184%, due 08/25/36	5,000	3,756
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA3-Class M1A, 144A 7.32% (30 day USD SOFR Average + 2.000%), due 04/25/42 (d) (e)	3,048	3,087
Bank, Series 2022-BNK40-Class AS 3.394%, due 03/15/64 (d)	3,500	2,985
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1517-Class A2 1.716%, due 07/25/35	4,000	2,939

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.3% (continued)
Sequoia Mortgage Trust, Series 2021-9-Class B2, 144A 2.86%, due 01/25/52 (d) (e)	$2,846	$2,283
GS Mortgage-Backed Securities Trust, Series 2021-PJ8-Class B1, 144A 2.763%, due 01/25/52 (d) (e)	1,519	1,209
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R03-Class 1M1, 144A 7.42% (30 day USD SOFR Average + 2.100%), due 03/25/42 (d) (e)	1,105	1,121
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.106%, due 08/25/52 (d) (e)	884	705
Total Collateralized Mortgage Obligations - 4.3% (Cost $288,588)		282,790
ASSET BACKED SECURITIES - 4.2%
Ford Credit Auto Owner Trust, Series 2023-B-Class C, 5.71%, due 12/15/30	11,410	11,449
CCG Receivables Trust, Series 2023-1-Class B, 144A, 5.99%, due 09/16/30 (e)	10,000	10,025
Ford Credit Auto Owner Trust, Series 2023-A-Class C, 5.51%, due 09/15/30	10,000	9,951
Santander Drive Auto Receivables Trust, Series 2022-3-Class C, 4.49%, due 08/15/29	10,000	9,809
Carvana Auto Receivables Trust, Series 2021-N2-Class E, 144A, 2.90%, due 03/10/28 (e)	10,391	9,707
CPS Auto Receivables Trust, Series 2023-D-Class D, 144A, 7.80%, due 01/15/30 (e)	9,237	9,687
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class B, 144A, 5.74%, due 07/16/29 (e)	9,500	9,495
GM Financial Consumer Automobile Receivables Trust, Series 2023-4-Class C, 6.41%, due 05/16/29	8,750	9,014
CarMax Auto Owner Trust, Series 2023-1-Class D, 6.27%, due 11/15/29	8,500	8,603
HPEFS Equipment Trust, Series 2023-2A-Class-C, 144A, 6.48%, due 01/21/31 (e)	8,000	8,105
CCG Receivables Trust, Series 2023-1-Class C, 144A, 6.28%, due 09/16/30 (e)	8,000	8,038
Sierra Timeshare Receivables Funding LLC, Series 2024-1A-Class C, 144A, 5.94%, due 01/20/43 (e)	7,750	7,716
CPS Auto Receivables Trust, Series 2022-B-Class E, 144A, 7.14%, due 10/15/29 (e)	7,250	7,231
	Par Value	Value
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class C, 144A, 5.98%, due 07/15/30 (e)	$7,250	$7,214
LAD Auto Receivables Trust, Series 2022-1A-Class A, 144A, 5.21%, due 06/15/27 (e)	7,176	7,157
CPS Auto Receivables Trust, Series 2022-A-Class E, 144A, 4.88%, due 04/16/29 (e)	7,500	7,106
Carmax Auto Owner Trust, Series 2023-3-Class C, 5.61%, due 02/15/29	6,330	6,332
Ford Credit Auto Owner Trust, Series 2022-D-Class C, 6.46%, due 05/15/30	6,050	6,198
Sierra Timeshare Receivables Funding LLC, Series 2023-3A-Class C, 144A, 7.12%, due 09/20/40 (e)	5,964	6,019
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	6,000	5,987
CarMax Auto Owner Trust, Series 2023-1-Class C, 5.19%, due 01/16/29	6,000	5,958
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	5,750	5,681
HPEFS Equipment Trust, Series 2022-3A-Class-C, 144A, 6.13%, due 08/20/29 (e)	5,500	5,517
Sierra Timeshare Receivables Funding LLC, Series 2023-2A-Class C, 144A, 7.30%, due 04/20/40 (e)	5,024	5,103
Carvana Auto Receivables Trust, Series 2023-P2-Class C, 144A, 5.84%, due 07/10/29 (e)	4,982	4,958
Carvana Auto Receivables Trust, Series 2023-P4-Class D, 144A, 7.37%, due 10/10/30 (e)	4,740	4,950
CCG Receivables Trust, Series 2022-1-Class B, 144A, 4.42%, due 07/16/29 (e)	5,000	4,874
CPS Auto Receivables Trust, Series 2023-C-Class D, 144A, 6.77%, due 10/15/29 (e)	4,750	4,859
CarMax Auto Owner Trust, Series 2022-2-Class D, 4.75%, due 10/16/28	5,000	4,858
HPEFS Equipment Trust, Series 2023-2A-Class-D, 144A, 6.97%, due 07/21/31 (e)	4,750	4,834
Carvana Auto Receivables Trust, Series 2023-P2-Class D, 144A, 6.72%, due 06/10/30 (e)	4,000	4,076
CPS Auto Receivables Trust, Series 2023-C-Class E, 144A, 9.66%, due 02/18/31 (e)	3,750	3,955
GreatAmerica Leasing Receivables Funding LLC, Series 2023-1-Class B, 144A, 5.21%, due 03/15/30 (e)	4,000	3,945

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
ASSET BACKED SECURITIES - 4.2% (continued)
CarMax Auto Owner Trust, Series 2023-2-Class C, 5.57%, due 11/15/28	$3,750	$3,737
GreatAmerica Leasing Receivables Funding LLC, Series 2024-1-Class B, 144A, 5.18%, due 12/16/30 (e)	3,700	3,688
CarMax Auto Owner Trust, Series 2023-2-Class D, 6.55%, due 10/15/29	3,610	3,645
CPS Auto Receivables Trust, Series 2024-A-Class D, 144A, 6.13%, due 04/15/30 (e)	3,200	3,211
CPS Auto Receivables Trust, Series 2022-C-Class E, 144A, 9.08%, due 04/15/30 (e)	3,000	3,111
CPS Auto Receivables Trust, Series 2024-A-Class E, 144A, 8.42%, due 08/15/31 (e)	3,100	3,110
Carmax Auto Owner Trust, Series 2023-3-Class D, 6.44%, due 12/16/30	3,000	3,022
GreatAmerica Leasing Receivables Funding LLC, Series 2023-1-Class C, 144A, 5.50%, due 03/17/31 (e)	3,000	2,950
CCG Receivables Trust, Series 2022-1-Class C, 144A, 4.67%, due 07/16/29 (e)	3,000	2,924
Sierra Timeshare Receivables Funding LLC, Series 2023-2A-Class D, 144A, 9.72%, due 04/20/40 (e)	2,772	2,827
Carvana Auto Receivables Trust, Series 2023-P3-Class B, 144A, 5.97%, due 09/10/29 (e)	2,750	2,786
Carvana Auto Receivables Trust, Series 2023-P3-Class C, 144A, 6.09%, due 11/13/29 (e)	2,675	2,710
Sierra Timeshare Receivables Funding LLC, Series 2024-1A-Class D, 144A, 8.02%, due 01/20/43 (e)	2,300	2,293
CCG Receivables Trust, Series 2023-2-Class C, 144A, 6.45%, due 04/14/32 (e)	2,033	2,067
GreatAmerica Leasing Receivables Funding LLC, Series 2024-1-Class C, 144A, 5.43%, due 12/15/31 (e)	1,950	1,944
Santander Drive Auto Receivables Trust, Series 2024-1-Class C, 5.45%, due 03/15/30	1,250	1,246
Carvana Auto Receivables Trust, Series 2022-P1-Class D, 4.80%, due 01/10/29	1,247	1,199
Carvana Auto Receivables Trust, Series 2020-P1-Class D, 1.82%, due 09/08/27	1,250	1,161
Carvana Auto Receivables Trust, Series 2023-P3-Class D, 144A, 6.82%, due 08/12/30 (e)	1,000	1,039
	Par Value	Value
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class C, 144A, 6.36%, due 06/20/40 (e)	$788	$781
Carvana Auto Receivables Trust, Series 2021-P2-Class D, 2.02%, due 05/10/28	605	544
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class D, 144A, 9.22%, due 06/20/40 (e)	394	396
Carvana Auto Receivables Trust, Series 2023-P4-Class N, 144A, 8.05%, due 10/10/30 (e)	188	188
Total Asset Backed Securities (Cost $275,609)		278,990
MORTGAGE-BACKED SECURITIES - 3.1%
Federal National Mortgage Association, Pool FS3883 4.50%, due 02/01/53	39,621	37,747
Federal National Mortgage Association, Pool CB4555 4.50%, due 09/01/52	34,883	33,223
Federal National Mortgage Association, Pool BW9842 4.50%, due 09/01/52	30,119	28,858
Federal Home Loan Mortgage Corp., Pool QD3619 2.50%, due 12/01/51	29,353	24,324
Federal Home Loan Mortgage Corp., Pool RA8038 4.50%, due 10/01/52	20,294	19,333
Federal National Mortgage Association, Pool FS5296 4.50%, due 05/01/53	14,897	14,185
Federal Home Loan Mortgage Corp., Pool SD2473 5.00%, due 02/01/53	12,722	12,414
Federal Home Loan Mortgage Corp., Pool SD1724 4.00%, due 09/01/52	9,252	8,589
Federal National Mortgage Association, Pool MA4700 4.00%, due 08/01/52	9,182	8,516
Federal National Mortgage Association, Pool FM8692 2.50%, due 09/01/51	8,831	7,303
Federal National Mortgage Association, Pool MA4464 1.50%, due 11/01/51	7,488	5,643
Federal Home Loan Mortgage Corp., Pool RA7522 4.50%, due 06/01/52	5,887	5,606
Federal Home Loan Mortgage Corp., Pool SD8149 1.50%, due 06/01/51	1,909	1,439
Total Mortgage-Backed Securities - 3.1% (Cost $211,358)		207,180
BANK LOANS - 2.0% (f)
FINANCIALS - 0.5%
GTCR W Merger Sub LLC USD Term Loan B 8.309% (1 mo. USD Term SOFR + 3.000%), due 01/31/31 (d)	15,000	15,041
Citadel Securities LP 2024 Term Loan B 7.577% (1 mo. USD Term SOFR + 2.250%), due 07/29/30 (d)	19,827	19,801
		34,842
CONSUMER DISCRETIONARY - 0.5%
Peer Holding III BV 2023 Term Loan B4 8.559% (3 mo. USD Term SOFR + 3.250%), due 10/28/30 (d)	8,900	8,911

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
BANK LOANS - 2.0% (f) (continued)
Wand Newco 3, Inc. 2024 Term Loan B 9.08% (1 mo. USD Term SOFR + 3.750%), due 01/30/31 (d)	$25,000	$25,059
		33,970
INDUSTRIALS - 0.4%
Vestis Corp. Term Loan 7.576% (3 mo. USD Term SOFR + 2.250%), due 02/22/31 (d)	2,500	2,497
Uber Technologies, Inc. 2023 Term Loan B 8.079% (3 mo. USD Term SOFR + 2.750%), due 03/03/30 (d)	12,694	12,743
Skymiles IP Ltd. 2020 Term Loan B 9.068% (3 mo. USD Term SOFR + 3.750%), due 10/20/27 (d)	10,500	10,819
		26,059
HEALTH CARE - 0.4%
Medline Borrower LP 2024 Term Loan B 8.079% (3 mo. USD Term SOFR + 2.750%), due 10/23/28 (d)	20,205	20,247
Fortrea Holdings, Inc. Term Loan B 9.08% (1 mo. USD Term SOFR + 3.750%), due 07/01/30 (d)	4,963	4,975
		25,222
ENERGY - 0.2%
ChampionX Corp. 2022 Term Loan B2 8.18% (1 mo. USD Term SOFR + 2.750%), due 06/07/29 (d)	16,294	16,343
Total Bank Loans (Cost $135,762)		136,436
CONVERTIBLE BOND - 0.1%
HEALTH CARE - 0.1%
Envista Holdings Corp., 144A (e)	9,900	8,706
Total Convertible Bond (Cost $8,800)		8,706
TOTAL FIXED INCOME - 37.7% (COST $2,607,816)		2,506,922
SHORT-TERM INVESTMENTS - 2.9%
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $194,171, collateralized by United States Treasury Notes, 4.000% - 4.250% due 12/15/25 - 02/15/54, aggregate value plus accrued interest of $197,937 (Cost: $194,056)	194,056	194,056
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $194,056)		194,056
TOTAL INVESTMENTS - 100.7% (COST $5,580,114)		6,698,648
Liabilities In Excess of Other Assets - (0.7)%		(49,598)
NET ASSETS - 100.0%		$6,649,050

(a)  Non-income producing security.

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  Security is perpetual and has no stated maturity date.

(d)  Floating Rate Note. Rate shown is as of March 31, 2024.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(f)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

Abbreviations:

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Equity and Income Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Amazon.com, Inc.	$195.00	5/17/24	(2,000)	$(36,076)	$(770)	$(720)	$(50)
				$(36,076)	$(770)	$(720)	$(50)

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

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Oakmark.com 47

Oakmark Bond Fund  March 31, 2024

Summary Information

VALUE OF A $250,000 INVESTMENT

Since Inception - 06/10/20 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/24)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	0.38%	5.50%	-0.87%	N/A	N/A	0.28%	06/10/20
Bloomberg U.S. Aggregate Bond Index	-0.78%	1.70%	N/A	N/A	N/A	-2.38%
Lipper Core Plus Bond Fund Index[36]	-0.23%	2.81%	N/A	N/A	N/A	-1.46%
Oakmark Bond Fund (Advisor Class)	0.26%	5.47%	-0.87%	N/A	N/A	0.24%	06/10/20
Oakmark Bond Fund (R6 Class)	0.42%	5.49%	-0.76%	N/A	N/A	-0.86%	12/15/20
Oakmark Bond Fund (Investor Class)	0.34%	5.29%	N/A	N/A	N/A	-1.46%	01/28/22

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS[9]	% of Net Assets
FN MA4182 2.000% Due 11-01-50	2.6%
FHMS K1522 A2 2.361% Due 10-25-36	2.6%
FN CB2773 2.000% Due 02-01-52	2.6%
FHMS K-1515 A2 1.940% Due 02-25-35	2.6%
FHMS K-1521 A2 2.184% Due 08-25-36	2.6%
FN FS6468 5.000% Due 10-01-53	2.5%
FN BW9855 5.000% Due 09-01-52	2.4%
US Treasury Note 4.000% Due 01-31-31	2.0%
US Treasury Note 2.875% Due 05-15-32	1.8%
US Treasury Note 3.500% Due 01-31-30	1.6%
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	142
Net Assets	$154.0 million
Weighted Average Maturity	13.92
Effective Duration	5.85
30-Day SEC Yield-Unsubsidized	4.79%
30-Day SEC Yield-Subsidized	5.08%
Gross Expense Ratio - Institutional Class*^	1.33%
Net Expense Ratio - Investor Class*+†	0.74%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Advisor, R6 and Investor Classes.

†  The net expense ratio reflects an expense limitation agreement through January 27, 2025.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2024. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Corporate Bonds	38.1
Government and Agency Securities	15.6
Collateralized Mortgage Obligations	14.4
Mortgage-Backed Securities	12.2
Bank Loans	9.0
Asset Backed Securities	8.4
Preferred Stock	0.5
Convertible Bond	0.3
Short-Term Investments and Other	1.5

See accompanying Disclosures and Endnotes on page 99.

48 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2024

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

MARKET OUTLOOK POSITIONING

Performance

The Oakmark Bond Fund ("the Fund") returned 0.38% in the first quarter, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index29, which returned–0.78% over the same period. Since its inception in June 2020, the Fund has returned an average of 0.28% per year, outperforming the benchmark's return of –2.38% over the same period.

Approximately 90 basis points of the Fund's outperformance this quarter was a result of prudent security selection as corporate credit and asset backed securities spreads tightened. The securities contributing most significantly to this quarter's security selection were Ally Financial 4.7% Perpetual Preferred, BANK 2022-A4 Commercial Mortgage Pass Through due 3/15/2064, Freddie Mac Multifamily Structured Pass Through due 10/25/2036 (FHMS k1522 A2) and Capital One Financial 3.95% Perpetual Preferred Notes. Positions that weighed on performance during the quarter were Boeing Corp. 5% Sr. Unsecured Notes due 5/1/50, Fannie Mae 2% conventional RMBS due 11/1/2050 (FNMA4182), Fannie Mae 2.0% conventional 30yr RMBS due 2/1/2052 (FNCB2773) and Parsley Energy LLC 4.125% Sr. Unsecured Notes due 2/15/2028.

Allocation decisions contributed approximately 22 basis points to the Fund's performance during the quarter as strong excess returns in both corporate credit and structured securities were captured by the Oakmark Bond Fund's overweight in both asset classes versus the Bloomberg U.S. Aggregate Bond Index. These allocation decisions were the byproduct of strong, individual-security-level, risk-adjusted expected returns across spread product. The Fund maintains a higher proportion of corporate debt and securitized debt compared to the benchmark, at 48% versus 26% and 36% versus 28%, respectively. Although still overweight spread products, the Fund's quality within credit and structured product is arguably the highest it has been since inception.

While security selection and allocation decisions were the main drivers of outperformance during the quarter, the Fund's modestly shorter average duration relative to the benchmark also contributed to positive relative returns for the quarter compared to the benchmark. The Fund maintained its duration position of roughly 5.9 years throughout the quarter. This position is relatively neutral compared to the benchmark's duration of approximately 6.2 years.

Positioning and Market Outlook

During the first quarter of 2024, yields27 shifted higher across the curve. The 2s10s yield curve, which measures the difference in interest rates between the 2-year and 10-year Treasury bonds,

moved modestly flatter over the quarter as 2-year U.S. Treasury yield increased 35 basis points and the 10-year Treasury yield increased 32 basis points. Credit spreads continued to tighten over the quarter. Corporate spreads generically have tightened by 10 basis points since the end of 2023, led by lower rated quality buckets. Leveraged loans were the leading asset class within credit, benefitting from their floating rate nature (which protected them from the increase in interest rates), high current carry and strong inflows that drove technical demand. Securitized agency index spreads traded sideways in the quarter, as a decline in implied volatility and modestly increasing interest rates supported valuations and carry for high coupon mortgages. This was offset by the prospect of additional asset sales by banks, which pressured spreads for deals backed by lower coupon pools. In unguaranteed residential mortgage-backed securities and asset-backed securities, investment grade spreads tightened 30 to 50 basis points on continued improvements in investor confidence and attractive yield advantage over competing alternatives.

Our Fund maintains a preference for agency-backed securitized assets over U.S. Treasurys, and we are poised to continue the shift initiated over the previous 12 months in our government and government-backed securities portfolio, should we encounter wider spreads or heightened implied rate volatility. Even though the relative attractiveness of agency securities versus U.S. Treasurys has waned since the latter half of last year, our pivot toward agency paper still secures a beneficial balance of improved spread and yield without considerably affecting the volatility or liquidity of the broader portfolio. Our stance on the yield curve still leans toward the belly of the curve, endorsing the enduring value in the 5-, 7-, and 10-year maturities. We project the curve to revert to a more normal historical shape over the mid to long term, which will create a pronounced steepening of the 5-, 7- and 10-year U.S. Treasury maturities relative to the longer 20- and 30-year maturities. Always mindful of the risk posed by a potentially severe economic downturn that could significantly flatten or re-invert curve relationships in the short run, we are strategically cautious about maintaining our duration38 levels close to the index, given our view that nominal rates anchoring to the 10-year are within our fair value range. Our duration exposure goal is to be at the intersection of maximizing income, mitigating exposure to potential curve steepening, and fortifying against risks associated with our overweight positions in corporate and lower-quality segments. In the event of a notable curve steepening, we would likely reallocate toward the longer end of the curve to enhance the protection of our portfolio and simultaneously unlock capital to pursue opportunistic investments in individual corporate credits and non-guaranteed agency securities.

See accompanying Disclosures and Endnotes on page 99.

Oakmark.com 49

Oakmark Bond Fund  March 31, 2024

Portfolio Manager Commentary (continued)

Within our credit portfolio, we continued to lower our exposure to corporate credit risk (albeit at a much more gradual pace), pivoting toward alternative asset classes that offer enticing potential, and we are gradually enhancing the quality of our remaining corporate exposures. As corporate credit spreads have continued to tighten since the start of the year, our shift has increasingly favored leveraged loans and non-guaranteed securitized assets, acknowledging their sustained appeal, although this is somewhat diminished compared to last year. Our investment strategy remains proactive in identifying potential in both high-yield and investment grade corporate sectors, albeit acknowledging that the endeavor to secure investments with an adequate safety margin has grown more demanding since the Fund's inception in June 2020.

The market's shift in perspective regarding rate cuts, shaped by definitive guidance from Federal Reserve Chair Jerome Powell and the persistent nature of inflation, has led to a recalibration of expectations. Acknowledging an economy that continues to demonstrate resilience, alongside the prospect of enduring inflation over 2.5%, has moderated default risks, propelled real interest rates upward and stabilized nominal rates. As the fixed income landscape progressively assimilates these factors, the focus is increasingly on the normalization of real rates to generate attractive income, produce robust total returns and provide a safeguard against potential future downturns. This strategic evolution underscores our preference for quality and extended duration in comparison to our position at the start of 2023.

Our strength continues to be credit selection, and we're happy that for the third consecutive quarter it has been the standout driver of returns. We believe that the Oakmark Bond Fund's core value proposition is that it offers a concentrated fixed income product in which returns are driven by asset class allocation and security selection and in which duration and curve decisions are not the focus, unless we are in an exceptionally abnormal rate environment. The term "concentrated" should not cause concern. We manage the Fund to be on the efficient frontier of diversification, defined by the point where additional positions do not reduce volatility or drawdown outcomes but would dilute our ability to generate idiosyncratic returns, or alpha, from credit selection. We believe this optimal level is between 75 to 125 positions. As we enter a new era of fixed income characterized by higher yields and reduced Fed influence, we expect the market's focus to gradually return to individual security and asset class fundamentals, and we are excited to offer a vehicle designed to maximize our ability to capture value through understanding these fundamentals.

Connect with us

We value our relationship with our investors and strive to keep you informed through regular updates, but we also welcome any questions or concerns. Please don't hesitate to reach out to our team: aabbas@harrisassoc.com or mhudson@harrisassoc.com.

See accompanying Disclosures and Endnotes on page 99.

50 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
PREFERRED STOCKS - 0.5%
COMMUNICATION SERVICES - 0.5%
Liberty Broadband Corp., Series A (a), 7.00%	31	$714
TOTAL PREFERRED STOCKS - 0.5% (COST $821)		714
	Par Value	Value
FIXED INCOME - 98.0%
CORPORATE BONDS - 38.1%
FINANCIALS - 10.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.40%, due 10/29/33	$850	716
5.75%, due 06/06/28	500	507
Ally Financial, Inc. 4.70% (7 yr. CMT + 3.481%) (a) (b)	1,000	793
Apollo Commercial Real Estate Finance, Inc., 144A 4.625%, due 06/15/29 (c)	1,250	1,050
Capital One Financial Corp. 3.95%(5 yr. CMT + 3.157%) (a) (b)	1,000	888
7.624%(SOFR + 3.070%), due 10/30/31 (b)	600	663
Charles Schwab Corp. 5.853% (SOFR + 2.500%), due 05/19/34 (b)	1,350	1,383
Citigroup, Inc. 4.70%(SOFR + 3.234%) (a) (b)	1,250	1,219
7.625%(5 yr. CMT + 3.211%) (a) (b)	500	525
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (c)	1,000	966
LPL Holdings, Inc. 6.75%, due 11/17/28	500	524
Morgan Stanley 5.173% (SOFR + 1.450%), due 01/16/30 (b)	1,000	1,001
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 144A 3.875%, due 03/01/31 (c)	750	653
4.00%, due 10/15/33 (c)	500	424
Truist Financial Corp. 5.867% (SOFR + 2.361%), due 06/08/34 (b)	1,100	1,114
Wells Fargo & Co. 3.90%(5 yr. CMT + 3.453%) (a) (b)	1,000	951
5.499%(SOFR + 1.780%), due 01/23/35 (b)	850	852
5.198%(SOFR + 1.500%), due 01/23/30 (b)	850	848
Willis North America, Inc. 5.90%, due 03/05/54	250	253
		15,330
INDUSTRIALS - 7.1%
AAR Escrow Issuer LLC, 144A 6.75%, due 03/15/29 (c)	250	252
AutoNation, Inc. 3.85%, due 03/01/32	1,350	1,200
	Par Value	Value
BAT Capital Corp. 2.259%, due 03/25/28	$1,000	$890
Boeing Co. 5.805%, due 05/01/50	1,000	946
3.625%, due 02/01/31	200	176
GXO Logistics, Inc. 2.65%, due 07/15/31	500	407
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (c)	1,000	861
Howmet Aerospace, Inc. 3.00%, due 01/15/29	900	813
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL, 144A 6.75%, due 03/15/34 (c)	1,350	1,418
Stanley Black & Decker, Inc. 2.30%, due 03/15/30	500	423
Uber Technologies, Inc., 144A 4.50%, due 08/15/29 (c)	1,100	1,044
United Parcel Service, Inc. 4.875%, due 03/03/33	1,250	1,252
Viterra Finance BV, 144A 2.00%, due 04/21/26 (c)	1,000	929
5.25%, due 04/21/32 (c)	250	246
		10,857
CONSUMER DISCRETIONARY - 6.5%
Amer Sports Co., 144A 6.75%, due 02/16/31 (c)	500	499
Brunswick Corp. 2.40%, due 08/18/31	1,600	1,274
Daimler Truck Finance North America LLC, 144A 5.40%, due 09/20/28 (c)	500	507
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (c)	1,100	985
M/I Homes, Inc. 3.95%, due 02/15/30	850	764
Marriott International, Inc. 2.75%, due 10/15/33	1,000	813
Phinia, Inc., 144A 6.75%, due 04/15/29 (c)	1,000	1,010
Raising Cane's Restaurants LLC, 144A 9.375%, due 05/01/29 (c)	1,000	1,081
Starbucks Corp. 5.00%, due 02/15/34	1,000	991
Tapestry, Inc. 7.85%, due 11/27/33	1,250	1,356
ZF North America Capital, Inc., 144A 6.875%, due 04/14/28 (c)	750	778
		10,058
ENERGY - 5.3%
Apache Corp. 5.35%, due 07/01/49	750	634
Cheniere Energy, Inc., 144A 5.65%, due 04/15/34 (c)	1,000	1,007
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (c)	1,617	1,604
EQT Corp. 5.70%, due 04/01/28	1,000	1,009
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (c)	1,100	1,011
See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Bond Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 98.0% (continued)
CORPORATE BONDS - 38.1% (continued)
Noble Finance II LLC, 144A 8.00%, due 04/15/30 (c)	$500	$521
Parsley Energy LLC/Parsley Finance Corp., 144A 4.125%, due 02/15/28 (c)	1,500	1,430
Patterson-UTI Energy, Inc. 7.15%, due 10/01/33	900	968
		8,184
REAL ESTATE - 2.3%
Alexandria Real Estate Equities, Inc. 4.75%, due 04/15/35	1,150	1,087
CBRE Services, Inc. 2.50%, due 04/01/31	1,000	827
5.50%, due 04/01/29	250	252
Cushman & Wakefield U.S. Borrower LLC, 144A 6.75%, due 05/15/28 (c)	1,000	987
Howard Hughes Corp., 144A 4.375%, due 02/01/31 (c)	500	434
		3,587
HEALTH CARE - 2.2%
CVS Health Corp. 5.25%, due 02/21/33	500	500
Embecta Corp., 144A 5.00%, due 02/15/30 (c)	830	678
Fortrea Holdings, Inc., 144A 7.50%, due 07/01/30 (c)	200	206
Humana, Inc. 5.375%, due 04/15/31	1,000	1,001
Tenet Healthcare Corp., 144A 6.75%, due 05/15/31 (c)	1,000	1,018
		3,403
MATERIALS - 1.9%
Anglo American Capital PLC, 144A 3.875%, due 03/16/29 (c)	1,000	936
Celanese U.S. Holdings LLC 6.70%, due 11/15/33	800	853
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (c)	1,350	1,125
		2,914
CONSUMER STAPLES - 1.7%
Dollar General Corp. 5.45%, due 07/05/33	850	853
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (c)	750	765
Philip Morris International, Inc. 5.25%, due 02/13/34	1,000	991
		2,609
UTILITIES - 1.1%
NRG Energy, Inc., 144A 7.00%, due 03/15/33 (c)	750	800
	Par Value	Value
Southern Co. 3.75% (5 yr. CMT + 2.915%), due 09/15/51 (b)	$1,000	$935
		1,735
Total Corporate Bonds (Cost $59,393)		58,677
GOVERNMENT AND AGENCY SECURITIES - 15.6%
U.S. GOVERNMENT NOTES - 8.6%
U.S. Treasury Notes 4.00%, due 01/31/31	3,000	2,960
2.875%, due 05/15/32	3,000	2,724
3.50%, due 01/31/30	2,500	2,406
0.625%, due 08/15/30	3,000	2,402
4.00%, due 02/15/34	2,000	1,967
1.625%, due 05/15/31	1,000	843
		13,302
U.S. GOVERNMENT BONDS - 7.0%
U.S. Treasury Bonds 4.25%, due 02/15/54	2,400	2,360
4.75%, due 11/15/43	2,000	2,075
3.00%, due 08/15/52	2,500	1,942
4.375%, due 08/15/43	1,500	1,482
3.625%, due 05/15/53	1,500	1,318
4.125%, due 08/15/53	500	480
3.375%, due 08/15/42	500	432
2.00%, due 11/15/41	500	351
2.00%, due 08/15/51	500	310
		10,750
Total Government and Agency Securities (Cost $24,854)		24,052
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1522-Class A2 2.361%, due 10/25/36	5,200	4,003
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-1515-Class A2 1.94%, due 02/25/35	5,200	3,985
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1521-Class A2 2.184%, due 08/25/36	5,200	3,906
Bank, Series 2022-BNK40-Class A4 3.394%, due 03/15/64 (b)	2,400	2,143
JP Morgan Mortgage Trust, Series 2018-6-Class B2, 144A 3.888%, due 12/25/48 (b) (c)	2,173	1,955
GS Mortgage-Backed Securities Trust, Series 2021-PJ6-Class B1, 144A 2.68%, due 11/25/51 (b) (c)	1,391	1,103
JP Morgan Mortgage Trust, Series 2021-11-Class B1, 144A 3.024%, due 01/25/52 (b) (c)	1,062	851

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 98.0% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.4% (continued)
Chase Home Lending Mortgage Trust, Series 2024-1-Class B1, 144A 6.725%, due 01/25/55 (b) (c)	$798	$834
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1517-Class A2 1.716%, due 07/25/35	1,050	771
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.106%, due 08/25/52 (b) (c)	955	762
JP Morgan Mortgage Trust, Series 2022-8-Class B2, 144A 4.672%, due 01/25/53 (b) (c)	592	526
Sequoia Mortgage Trust, Series 2021-9-Class B2, 144A 2.86%, due 01/25/52 (b) (c)	650	521
JP Morgan Mortgage Trust, Series 2020-5-Class B1, 144A 3.572%, due 12/25/50 (b) (c)	459	392
JP Morgan Mortgage Trust, Series 2021-13-Class B1, 144A 3.14%, due 04/25/52 (b) (c)	452	369
Total Collateralized Mortgage Obligations - 14.4% (Cost $21,744)		22,121
MORTGAGE-BACKED SECURITIES - 12.2%
Federal National Mortgage Association, Pool MA4182 2.00%, due 11/01/50	5,026	4,009
Federal National Mortgage Association, Pool CB2773 2.00%, due 02/01/52	5,039	3,991
Federal National Mortgage Association, Pool FS6468 5.00%, due 10/01/53	3,855	3,775
Federal National Mortgage Association, Pool BW9855 5.00%, due 09/01/52	3,691	3,615
Federal National Mortgage Association, Pool DA8695 5.00%, due 02/01/54	2,336	2,284
Federal Home Loan Mortgage Corp., Pool SD2473 5.00%, due 02/01/53	1,130	1,103
Total Mortgage-Backed Securities - 12.2% (Cost $18,302)		18,777
BANK LOANS - 9.0% (d)
CONSUMER DISCRETIONARY - 2.6%
Amer Sports Co. Usd Term Loan 8.576% (3 mo. USD Term SOFR + 3.250%), due 02/17/31 (b) (c)	1,000	1,000
Peer Holding III BV 2023 Term Loan B4 8.559% (3 mo. USD Term SOFR + 3.250%), due 10/28/30 (b)	1,500	1,502
	Par Value	Value
Wand Newco 3, Inc. 2024 Term Loan B 9.08% (1 mo. USD Term SOFR + 3.750%), due 01/30/31 (b)	$1,500	$1,503
		4,005
FINANCIALS - 2.1%
GTCR W Merger Sub LLC USD Term Loan B 8.309% (1 mo. USD Term SOFR + 3.000%), due 01/31/31 (b)	1,500	1,504
Citadel Securities LP 2024 Term Loan B 7.577% (1 mo. USD Term SOFR + 2.250%), due 07/29/30 (b)	1,732	1,730
		3,234
INDUSTRIALS - 2.1%
Vestis Corp. Term Loan 7.576% (3 mo. USD Term SOFR + 2.250%), due 02/22/31 (b)	1,500	1,498
Skymiles IP Ltd. 2020 Term Loan B 9.068% (3 mo. USD Term SOFR + 3.750%), due 10/20/27 (b)	750	773
Uber Technologies, Inc. 2023 Term Loan B 8.079% (3 mo. USD Term SOFR + 2.750%), due 03/03/30 (b)	897	901
		3,172
HEALTH CARE - 1.6%
Medline Borrower LP 2024 Term Loan B 8.079% (3 mo. USD Term SOFR + 2.750%), due 10/23/28 (b)	1,353	1,355
Owens & Minor, Inc. 2022 Term Loan B 9.18% (3 mo. USD Term SOFR + 3.750%), due 03/29/29 (b)	430	431
Fortrea Holdings, Inc. Term Loan B 9.08% (1 mo. USD Term SOFR + 3.750%), due 07/01/30 (b)	744	746
		2,532
ENERGY - 0.6%
ChampionX Corp. 2022 Term Loan B2 8.18% (1 mo. USD Term SOFR + 2.750%), due 06/07/29 (b)	988	991
Total Bank Loans (Cost $13,830)		13,934
ASSET BACKED SECURITIES - 8.4%
HPEFS Equipment Trust, Series 2022-3A-Class-C, 144A, 6.13%, due 08/20/29 (c)	1,000	1,003
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	1,000	998
Carvana Auto Receivables Trust, Series 2022-P1-Class D, 4.80%, due 01/10/29	1,000	961
Carvana Auto Receivables Trust, Series 2021-P1-Class D, 1.82%, due 12/10/27	880	807
CPS Auto Receivables Trust, Series 2022-C-Class E, 144A, 9.08%, due 04/15/30 (c)	750	778

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Bond Fund  March 31, 2024 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 98.0% (continued)
ASSET BACKED SECURITIES - 8.4% (continued)
Sierra Timeshare Receivables Funding LLC, Series 2023-2A-Class D, 144A, 9.72%, due 04/20/40 (c)	$693	$707
HPEFS Equipment Trust, Series 2024-1A-Class D, 144A, 5.82%, due 11/20/31 (c)	650	650
CPS Auto Receivables Trust, Series 2023-C-Class E, 144A, 9.66%, due 02/18/31 (c)	500	527
Ford Credit Auto Owner Trust, Series 2022-D-Class C, 6.46%, due 05/15/30	500	512
HPEFS Equipment Trust, Series 2023-2A-Class-D, 144A, 6.97%, due 07/21/31 (c)	500	509
CCG Receivables Trust, Series 2023-2-Class C, 144A, 6.45%, due 04/14/32 (c)	500	508
CarMax Auto Owner Trust , Series 2023-2-Class D, 6.55%, due 10/15/29	500	505
Carmax Auto Owner Trust, Series 2023-3-Class D, 6.44%, due 12/16/30	500	504
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class B, 144A, 5.74%, due 07/16/29 (c)	500	500
Santander Drive Auto Receivables Trust, Series 2024-1-Class C, 5.45%, due 03/15/30	500	498
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class C, 144A, 5.98%, due 07/15/30 (c)	500	498
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	500	494
CarMax Auto Owner Trust , Series 2022-2-Class D, 4.75%, due 10/16/28	500	486
Sierra Timeshare Receivables Funding LLC, Series 2022-1A-Class C, 144A, 3.94%, due 10/20/38 (c)	502	478
CarMax Auto Owner Trust, Series 2021-4-Class D, 1.48%, due 03/15/28	495	457
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class D, 144A, 9.22%, due 06/20/40 (c)	295	297
Carvana Auto Receivables Trust, Series 2023-P4-Class D, 144A, 7.37%, due 10/10/30 (c)	250	261
Carvana Auto Receivables Trust, Series 2023-P4-Class N, 144A, 8.05%, due 10/10/30 (c)	29	29
Total Asset Backed Securities (Cost $12,875)		12,967
	Shares	Value
CONVERTIBLE BOND - 0.3%
HEALTH CARE - 0.3%
Envista Holdings Corp., 144A (c)	500	$440
Total Convertible Bond (Cost $450)		440
TOTAL FIXED INCOME - 98.0% (COST $151,448)		150,968
	Par Value	Value
SHORT-TERM INVESTMENTS - 1.4%
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 5.32% dated 03/28/24 due 04/01/24, repurchase price $2,105, collateralized by a United States Treasury Note, 4.250% due 10/15/25, value plus accrued interest of $2,146 (Cost: $2,104)	$2,104	2,104
TOTAL SHORT-TERM INVESTMENTS - 1.4% (COST $2,104)		2,104
TOTAL INVESTMENTS - 99.9% (COST $154,373)		153,786
Other Assets In Excess of Liabilities - 0.1%		167
NET ASSETS - 100.0%		$153,953

(a)  Security is perpetual and has no stated maturity date.

(b)  Floating Rate Note. Rate shown is as of March 31, 2024.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(d)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

Abbreviations:

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2024 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$22,390,031		$6,598,336		$1,219,005
Cash	2		0	(b)	0	(b)
Foreign currency, at value (c)	0		0		0	(b)
Receivable for:
Securities sold	0		0		2,666
Fund shares sold	43,096		13,145		21
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	23,616		2,203		1,504
Tax reclaim from unaffiliated securities	0		0		1,458
Total receivables	66,712		15,348		5,649
Other assets	109		32		6
Total assets	$22,456,854		$6,613,716		$1,224,660
Liabilities and net assets
Payable for:
Securities purchased	$298,419		$22,293		$2,163
Fund shares redeemed	12,322		3,730		13,255
Investment advisory fee	1,791		631		136
Other shareholder servicing fees	1,579		814		69
Transfer and dividend disbursing agent fees	154		81		42
Trustee fees	5		4		4
Deferred trustee compensation	1,871		816		495
Other	3,676		867		420
Total liabilities	319,817		29,236		16,584
Net assets applicable to Fund shares outstanding	$22,137,037		$6,584,480		$1,208,076
Analysis of net assets
Paid in capital	$15,438,583		$4,607,308		$864,395
Distributable earnings	6,698,454		1,977,172		343,681
Net assets applicable to Fund shares outstanding	$22,137,037		$6,584,480		$1,208,076
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$146.18		$74.79		$33.57
Investor Class—Net assets	$9,910,905		$1,824,300		$590,906
Investor Class—Shares outstanding (Unlimited shares authorized)	67,798		24,392		17,601
Net asset value, offering and redemption price per share: Advisor Class	$146.20		$74.64		$33.56
Advisor Class—Net assets	$2,604,391		$3,372,821		$143,360
Advisor Class—Shares outstanding (Unlimited shares authorized)	17,814		45,186		4,272
Net asset value, offering and redemption price per share: Institutional Class	$146.21		$74.72		$33.55
Institutional Class—Net assets	$6,771,146		$760,097		$356,917
Institutional Class—Shares outstanding (Unlimited shares authorized)	46,310		10,172		10,638
Net asset value, offering and redemption price per share: R6 Class	$146.25	(d)	$74.72		$33.54
R6 Class—Net assets	$2,850,595		$627,262		$116,893
R6 Class—Shares outstanding (Unlimited shares authorized)	19,492		8,395		3,485
(a) Identified cost of investments in unaffiliated securities.	$16,701,381		$4,810,745		$947,459
(b) Amount rounds to less than $1,000.
(c) Identified cost of foreign currency.	0		0		0	(b)
(d) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2024.

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2024 (Unaudited) (continued)

(in thousands except per share amounts)

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,117,089		$19,516,414	$1,448,911
Investments in affiliated securities, at value (b)	0		388,200	0
Cash	0	(d)	1	0
Foreign currency, at value (c)	0	(d)	1,781	818
Receivable for:
Securities sold	0		82,135	4,020
Fund shares sold	874		36,213	10,484
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	1,122		52,147	6,264
Tax reclaim from unaffiliated securities	1,518		29,851	2,450
Total receivables	3,514		200,346	23,218
Other assets	5		101	6
Total assets	$1,120,608		$20,106,843	$1,472,953
Liabilities and net assets
Payable for:
Securities purchased	$36,498		$47,430	$8,307
Fund shares redeemed	18,168		34,833	783
Investment advisory fee	118		1,982	196
Other shareholder servicing fees	88		1,628	93
Transfer and dividend disbursing agent fees	17		84	19
Trustee fees	4		7	4
Deferred trustee compensation	407		2,717	478
Other	325		6,494	401
Total liabilities	55,625		95,175	10,281
Net assets applicable to Fund shares outstanding	$1,064,983		$20,011,668	$1,462,672
Analysis of net assets
Paid in capital	$829,837		$21,624,265	$1,358,887
Distributable earnings	235,146		(1,612,597)	103,785
Net assets applicable to Fund shares outstanding	$1,064,983		$20,011,668	$1,462,672
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$22.02		$26.87	$19.60
Investor Class—Net assets	$339,515		$5,610,552	$380,885
Investor Class—Shares outstanding (Unlimited shares authorized)	15,416		208,835	19,437
Net asset value, offering and redemption price per share: Advisor Class	$22.00		$26.81	$19.60
Advisor Class—Net assets	$134,525		$2,565,443	$173,757
Advisor Class—Shares outstanding (Unlimited shares authorized)	6,116		95,677	8,865
Net asset value, offering and redemption price per share: Institutional Class	$21.99		$26.81	$19.54
Institutional Class—Net assets	$463,716		$8,968,761	$574,617
Institutional Class—Shares outstanding (Unlimited shares authorized)	21,084		334,487	29,400
Net asset value, offering and redemption price per share: R6 Class	$22.00		$26.82	$19.54
R6 Class—Net assets	$127,227		$2,866,912	$333,413
R6 Class—Shares outstanding (Unlimited shares authorized)	5,783		106,882	17,062
(a) Identified cost of investments in unaffiliated securities.	$915,872		$17,052,495	$1,341,754
(b) Identified cost of investments in affiliated securities.	0		1,246,591	0
(c) Identified cost of foreign currency.	0	(d)	1,781	818

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2024 (Unaudited) (continued)

(in thousands except per share amounts)

	Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$6,698,648		$153,786
Cash	0	(b)	0 (b)
Foreign currency, at value (c)	0		0
Receivable for:
Securities sold	61		7
Fund shares sold	3,683		330
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	23,746		1,138
Tax reclaim from unaffiliated securities	1,836		0
Total receivables	29,326		1,475
Other assets	28		1
Total assets	$6,728,002		$155,262
Liabilities and net assets
Payable for:
Securities purchased	$67,260		$1,000
Fund shares redeemed	6,147		6
Options written, at value (d)	770		0
Investment advisory fee	490		(1)
Other shareholder servicing fees	574		3
Transfer and dividend disbursing agent fees	100		2
Trustee fees	4		3
Deferred trustee compensation	1,711		124
Other	1,896		172
Total liabilities	78,952		1,309
Net assets applicable to Fund shares outstanding	$6,649,050		$153,953
Analysis of net assets
Paid in capital	$5,328,312		$165,139
Distributable earnings	1,320,738		(11,186)
Net assets applicable to Fund shares outstanding	$6,649,050		$153,953
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$35.25		$8.82
Investor Class—Net assets	$4,589,313		$29,604
Investor Class—Shares outstanding (Unlimited shares authorized)	130,211		3,358
Net asset value, offering and redemption price per share: Advisor Class	$35.21		$8.83
Advisor Class—Net assets	$596,576		$15,279
Advisor Class—Shares outstanding (Unlimited shares authorized)	16,945		1,730
Net asset value, offering and redemption price per share: Institutional Class	$35.20		$8.83
Institutional Class—Net assets	$1,170,516		$14,508
Institutional Class—Shares outstanding (Unlimited shares authorized)	33,252		1,643
Net asset value, offering and redemption price per share: R6 Class	$35.20		$8.83
R6 Class—Net assets	$292,645		$94,562
R6 Class—Shares outstanding (Unlimited shares authorized)	8,314		10,708
(a) Identified cost of investments in unaffiliated securities.	$5,580,114		$154,373
(b) Amount rounds to less than $1,000.
(c) Identified cost of foreign currency.	0		0
(d) Written options premiums received of $720 (in thousands) for the Oakmark Equity and Income Fund.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2024.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Operations—March 31, 2024 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$174,253	$29,888	$8,148
Interest income from unaffiliated securities	35,098	13,679	950
Other income	6,479	6,312	1
Foreign taxes withheld	(632)	0	(172)
Total investment income	215,198	49,879	8,927
Expenses:
Investment advisory fee	57,243	20,774	4,713
Transfer and dividend disbursing agent fees	421	208	96
Other shareholder servicing fees—Investor Class	2,579	500	154
Other shareholder servicing fees—Advisor Class	831	1,941	39
Other shareholder servicing fees—Institutional Class	1,288	103	53
Service fee—Investor Class	8,989	1,544	519
Reports to shareholders	349	178	20
Custody and accounting fees	145	67	69
Registration and blue sky expenses	159	70	35
Trustees fees	501	236	147
Legal fees	161	82	55
Audit and tax services fees	29	28	28
Other	268	130	79
Total expenses	72,963	25,861	6,007
Net expenses	72,963	25,861	6,007
Net investment income	$142,235	$24,018	$2,920
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	28,704	(77,637)	12,213
Unaffiliated in-kind transactions	1,230,006	496,866	64,378
Foreign currency transactions	0	0	(36)
Purchased options	(28,202)	15,874	0
Written options	23,203	9,563	0
Net realized gain	1,253,711	444,666	76,555
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,908,929	709,638	59,699
Securities sold short	1,017	0	33
Foreign currency translation	0	0	13
Written options	(10,343)	0	0
Net change in unrealized appreciation (depreciation)	2,899,603	709,638	59,745
Net realized and unrealized gain	4,153,314	1,154,304	136,300
Net increase (decrease) in net assets resulting from operations	$4,295,549	$1,178,322	$139,220

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—March 31, 2024 (Unaudited) (continued)

(in thousands)

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$5,618	$150,991		$15,556
Interest income from unaffiliated securities	1,003	15,484		1,100
Other income	38	26		1,552
Foreign taxes withheld	(358)	9,935		(3,025)
Total investment income	6,301	176,436		15,183
Expenses:
Investment advisory fee	4,115	70,656		6,818
Transfer and dividend disbursing agent fees	36	215		42
Other shareholder servicing fees—Investor Class	101	1,907		121
Other shareholder servicing fees—Advisor Class	83	1,557		97
Other shareholder servicing fees—Institutional Class	136	2,130		90
Service fee—Investor Class	360	6,306		368
Reports to shareholders	19	753		37
Custody and accounting fees	56	551		104
Registration and blue sky expenses	44	178		44
Trustees fees	136	616		147
Legal fees	55	173		56
Audit and tax services fees	39	34		40
Other	78	296		81
Total expenses	5,258	85,372		8,045
Net expenses	5,258	85,372		8,045
Net investment income	$1,043	$91,064		$7,138
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	6,619	734,830	(a)	62,908
Unaffiliated in-kind transactions	89,036	0		0
Foreign currency transactions	(326)	(2,836)		362
Net realized gain	95,329	731,994		63,270
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,169	1,125,753	(b)	88,941
Affiliated investments	0	(274,472)		0
Securities sold short	67	0		0
Foreign currency translation	(4)	66		(74)
Net change in unrealized appreciation (depreciation)	25,232	851,347		88,867
Net realized and unrealized gain	120,561	1,583,341		152,137
Net increase (decrease) in net assets resulting from operations	$121,604	$1,674,405		$159,275

(a)  Net of capital gain withholding taxes of $2,197 (in thousands) for the Oakmark International Fund.

(b)  Includes net change in capital gain withholding taxes of $2,473 (in thousands) for the Oakmark International Fund.

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Operations—March 31, 2024 (Unaudited) (continued)

(in thousands)

	Oakmark Equity and Income Fund	Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$35,488	$68
Interest income from unaffiliated securities	63,627	3,308
Total investment income	99,115	3,376
Expenses:
Investment advisory fee	16,689	236
Transfer and dividend disbursing agent fees	251	3
Other shareholder servicing fees—Investor Class	1,540	5
Other shareholder servicing fees—Advisor Class	140	3
Other shareholder servicing fees—Institutional Class	177	1
Service fee—Investor Class	4,747	10
Reports to shareholders	91	0 (a)
Custody and accounting fees	110	64
Registration and blue sky expenses	60	28
Trustees fees	345	92
Legal fees	86	47
Audit and tax services fees	28	28
Other	144	39
Total expenses	24,408	556
Advisory fee waiver / Expense Reimbursement from Advisor	0	(272)
Net expenses	24,408	284
Net investment income	$74,707	$3,092
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	52,622	(2,449)
Unaffiliated in-kind transactions	292,483	0
Foreign currency transactions	(19)	0
Written options	0	(183)
Net realized gain (loss)	345,086	(2,632)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	489,502	8,037
Securities sold short	241	0
Written options	(50)	59
Net change in unrealized appreciation (depreciation)	489,693	8,096
Net realized and unrealized gain	834,779	5,464
Net increase (decrease) in net assets resulting from operations	$909,486	$8,556

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$142,235	$189,598
Net realized gain (loss)	1,253,711	2,433,754
Net change in unrealized appreciation (depreciation)	2,899,603	1,118,883
Net increase in net assets from operations	4,295,549	3,742,235
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(89,756)	(61,712)
Distributions to shareholders—Advisor Class	(27,077)	(28,474)
Distributions to shareholders—Institutional Class	(68,850)	(44,072)
Distributions to shareholders—R6 Class	(29,318)	(17,750)
Total distributions to shareholders	(215,001)	(152,008)
From Fund share transactions:
Proceeds from shares sold—Investor Class	955,281	1,108,645
Proceeds from shares sold—Advisor Class	409,986	277,749
Proceeds from shares sold—Institutional Class	1,178,662	1,581,236
Proceeds from shares sold—R6 Class	2,879,432	6,729,283
Reinvestment of distributions—Investor Class	87,270	60,036
Reinvestment of distributions—Advisor Class	26,091	27,043
Reinvestment of distributions—Institutional Class	60,610	38,248
Reinvestment of distributions—R6 Class	23,464	13,612
Payment for shares redeemed—Investor Class	(881,415)	(1,433,782)
Payment for shares redeemed—Advisor Class	(337,166)	(1,335,581)
Payment for shares redeemed—Institutional Class	(521,001)	(1,328,206)
Payment for shares redeemed—R6 Class	(2,678,045)	(6,181,816)
Net increase (decrease) in net assets from Fund share transactions	1,203,169	(443,533)
Total increase in net assets	5,283,717	3,146,694
Net assets:
Beginning of period	16,853,320	13,706,626
End of period	$22,137,037	$16,853,320

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	7,375	9,677
Shares issued in reinvestment of dividends	662	585
Less shares redeemed	(6,864)	(12,968)
Net increase (decrease) in shares outstanding	1,173	(2,706)
Fund share transactions—Advisor Class:
Shares sold	3,103	2,442
Shares issued in reinvestment of dividends	198	264
Less shares redeemed	(2,564)	(12,062)
Net increase (decrease) in shares outstanding	737	(9,356)
Fund share transactions—Institutional Class:
Shares sold	9,163	13,987
Shares issued in reinvestment of dividends	460	373
Less shares redeemed	(3,999)	(11,785)
Net increase in shares outstanding	5,624	2,575
Fund share transactions—R6 Class:
Shares sold	21,586	59,388
Shares issued in reinvestment of dividends	178	133
Less shares redeemed	(19,910)	(54,330)
Net increase in shares outstanding	1,854	5,191

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$24,018	$26,834
Net realized gain (loss)	444,666	509,609
Net change in unrealized appreciation (depreciation)	709,638	756,663
Net increase in net assets from operations	1,178,322	1,293,106
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(9,049)	(4,151)
Distributions to shareholders—Advisor Class	(19,168)	(10,151)
Distributions to shareholders—Institutional Class	(4,644)	(2,342)
Distributions to shareholders—R6 Class	(4,142)	(1,857)
Total distributions to shareholders	(37,003)	(18,501)
From Fund share transactions:
Proceeds from shares sold—Investor Class	62,562	73,244
Proceeds from shares sold—Advisor Class	364,581	563,537
Proceeds from shares sold—Institutional Class	101,327	270,817
Proceeds from shares sold—R6 Class	1,079,482	1,798,794
Reinvestment of distributions—Investor Class	8,792	4,004
Reinvestment of distributions—Advisor Class	18,994	9,975
Reinvestment of distributions—Institutional Class	4,227	2,006
Reinvestment of distributions—R6 Class	3,735	1,836
Payment for shares redeemed—Investor Class	(166,754)	(186,133)
Payment for shares redeemed—Advisor Class	(244,847)	(694,227)
Payment for shares redeemed—Institutional Class	(62,804)	(281,093)
Payment for shares redeemed—R6 Class	(1,068,983)	(1,719,535)
Net increase (decrease) in net assets from Fund share transactions	100,312	(156,775)
Total increase in net assets	1,241,631	1,117,830
Net assets:
Beginning of period	5,342,849	4,225,019
End of period	$6,584,480	$5,342,849

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	926	1,237
Shares issued in reinvestment of dividends	126	81
Less shares redeemed	(2,471)	(3,297)
Net decrease in shares outstanding	(1,419)	(1,979)
Fund share transactions—Advisor Class:
Shares sold	5,439	10,019
Shares issued in reinvestment of dividends	274	202
Less shares redeemed	(3,627)	(12,425)
Net increase (decrease) in shares outstanding	2,086	(2,204)
Fund share transactions—Institutional Class:
Shares sold	1,481	4,892
Shares issued in reinvestment of dividends	61	41
Less shares redeemed	(951)	(5,168)
Net increase (decrease) in shares outstanding	591	(235)
Fund share transactions—R6 Class:
Shares sold	16,134	31,794
Shares issued in reinvestment of dividends	54	37
Less shares redeemed	(15,885)	(29,960)
Net increase in shares outstanding	303	1,871

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$2,920	$17,870
Net realized gain (loss)	76,555	230,748
Net change in unrealized appreciation (depreciation)	59,745	26,162
Net increase in net assets from operations	139,220	274,780
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(25,319)	(4,349)
Distributions to shareholders—Advisor Class	(6,234)	(1,648)
Distributions to shareholders—Institutional Class	(16,375)	(3,213)
Distributions to shareholders—R6 Class	(5,164)	(791)
Total distributions to shareholders	(53,092)	(10,001)
From Fund share transactions:
Proceeds from shares sold—Investor Class	7,285	18,572
Proceeds from shares sold—Advisor Class	4,919	6,878
Proceeds from shares sold—Institutional Class	11,506	84,219
Proceeds from shares sold—R6 Class	144,106	359,157
Reinvestment of distributions—Investor Class	24,634	4,240
Reinvestment of distributions—Advisor Class	5,949	1,554
Reinvestment of distributions—Institutional Class	15,792	3,101
Reinvestment of distributions—R6 Class	4,996	747
Payment for shares redeemed—Investor Class	(63,642)	(91,795)
Payment for shares redeemed—Advisor Class	(13,261)	(64,813)
Payment for shares redeemed—Institutional Class	(52,104)	(89,787)
Payment for shares redeemed—R6 Class	(151,456)	(337,177)
Net decrease in net assets from Fund share transactions	(61,276)	(105,104)
Total increase in net assets	24,852	159,675
Net assets:
Beginning of period	1,183,224	1,023,549
End of period	$1,208,076	$1,183,224

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	230	594
Shares issued in reinvestment of dividends	772	147
Less shares redeemed	(2,011)	(2,985)
Net decrease in shares outstanding	(1,009)	(2,244)
Fund share transactions—Advisor Class:
Shares sold	156	227
Shares issued in reinvestment of dividends	186	54
Less shares redeemed	(418)	(2,089)
Net decrease in shares outstanding	(76)	(1,808)
Fund share transactions—Institutional Class:
Shares sold	363	2,699
Shares issued in reinvestment of dividends	495	108
Less shares redeemed	(1,630)	(2,895)
Net decrease in shares outstanding	(772)	(88)
Fund share transactions—R6 Class:
Shares sold	4,552	11,227
Shares issued in reinvestment of dividends	157	26
Less shares redeemed	(4,744)	(10,507)
Net increase (decrease) in shares outstanding	(35)	746

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$1,043	$9,832
Net realized gain (loss)	95,329	136,743
Net change in unrealized appreciation (depreciation)	25,232	115,309
Net increase in net assets from operations	121,604	261,884
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(3,008)	(1,201)
Distributions to shareholders—Advisor Class	(1,485)	(779)
Distributions to shareholders—Institutional Class	(5,144)	(2,856)
Distributions to shareholders—R6 Class	(1,360)	(666)
Total distributions to shareholders	(10,997)	(5,502)
From Fund share transactions:
Proceeds from shares sold—Investor Class	5,831	16,564
Proceeds from shares sold—Advisor Class	15,528	9,834
Proceeds from shares sold—Institutional Class	13,370	45,815
Proceeds from shares sold—R6 Class	192,765	297,502
Reinvestment of distributions—Investor Class	2,909	1,172
Reinvestment of distributions—Advisor Class	1,457	757
Reinvestment of distributions—Institutional Class	4,190	2,309
Reinvestment of distributions—R6 Class	1,332	663
Payment for shares redeemed—Investor Class	(55,747)	(86,664)
Payment for shares redeemed—Advisor Class	(33,891)	(60,172)
Payment for shares redeemed—Institutional Class	(60,062)	(114,329)
Payment for shares redeemed—R6 Class	(194,714)	(296,568)
Net decrease in net assets from Fund share transactions	(107,032)	(183,117)
Total increase in net assets	3,575	73,265
Net assets:
Beginning of period	1,061,408	988,143
End of period	$1,064,983	$1,061,408

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	282	877
Shares issued in reinvestment of dividends	138	67
Less shares redeemed	(2,678)	(4,668)
Net decrease in shares outstanding	(2,258)	(3,724)
Fund share transactions—Advisor Class:
Shares sold	750	535
Shares issued in reinvestment of dividends	70	43
Less shares redeemed	(1,585)	(3,323)
Net decrease in shares outstanding	(765)	(2,745)
Fund share transactions—Institutional Class:
Shares sold	648	2,427
Shares issued in reinvestment of dividends	199	132
Less shares redeemed	(2,882)	(6,098)
Net decrease in shares outstanding	(2,035)	(3,539)
Fund share transactions—R6 Class:
Shares sold	9,248	15,115
Shares issued in reinvestment of dividends	63	38
Less shares redeemed	(9,255)	(14,987)
Net increase in shares outstanding	56	166

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$91,064	$438,918
Net realized gain (loss)	731,994	(2,067,235)
Net change in unrealized appreciation (depreciation)	851,347	7,186,877
Net increase in net assets from operations	1,674,405	5,558,560
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(109,012)	(168,264)
Distributions to shareholders—Advisor Class	(52,642)	(83,923)
Distributions to shareholders—Institutional Class	(187,845)	(267,697)
Distributions to shareholders—R6 Class	(60,520)	(75,355)
Total distributions to shareholders	(410,019)	(595,239)
From Fund share transactions:
Proceeds from shares sold—Investor Class	240,986	927,733
Proceeds from shares sold—Advisor Class	295,769	552,209
Proceeds from shares sold—Institutional Class	1,230,796	1,879,041
Proceeds from shares sold—R6 Class	215,711	1,227,050
Reinvestment of distributions—Investor Class	102,241	158,296
Reinvestment of distributions—Advisor Class	52,178	82,906
Reinvestment of distributions—Institutional Class	126,725	165,754
Reinvestment of distributions—R6 Class	50,785	69,927
Payment for shares redeemed—Investor Class	(961,108)	(1,769,957)
Payment for shares redeemed—Advisor Class	(524,286)	(989,684)
Payment for shares redeemed—Institutional Class	(1,083,964)	(3,317,614)
Payment for shares redeemed—R6 Class	(277,852)	(1,588,542)
Net decrease in net assets from Fund share transactions	(532,019)	(2,602,881)
Total increase in net assets	732,367	2,360,440
Net assets:
Beginning of period	19,279,301	16,918,861
End of period	$20,011,668	$19,279,301

See accompanying Notes to Financial Statements.

Oakmark.com 69

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	9,420	37,083
Shares issued in reinvestment of dividends	3,829	6,873
Less shares redeemed	(37,673)	(71,822)
Net decrease in shares outstanding	(24,424)	(27,866)
Fund share transactions—Advisor Class:
Shares sold	11,762	22,498
Shares issued in reinvestment of dividends	1,959	3,608
Less shares redeemed	(20,853)	(39,903)
Net decrease in shares outstanding	(7,132)	(13,797)
Fund share transactions—Institutional Class:
Shares sold	48,586	75,119
Shares issued in reinvestment of dividends	4,759	7,213
Less shares redeemed	(42,171)	(135,163)
Net increase (decrease) in shares outstanding	11,174	(52,831)
Fund share transactions—R6 Class:
Shares sold	8,359	47,279
Shares issued in reinvestment of dividends	1,907	3,043
Less shares redeemed	(10,989)	(66,566)
Net decrease in shares outstanding	(723)	(16,244)

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$7,138	$28,283
Net realized gain (loss)	63,270	(1,831)
Net change in unrealized appreciation (depreciation)	88,867	396,824
Net increase in net assets from operations	159,275	423,276
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(7,113)	(6,833)
Distributions to shareholders—Advisor Class	(3,597)	(3,403)
Distributions to shareholders—Institutional Class	(11,336)	(8,950)
Distributions to shareholders—R6 Class	(6,957)	(10,676)
Total distributions to shareholders	(29,003)	(29,862)
From Fund share transactions:
Proceeds from shares sold—Investor Class	15,531	52,310
Proceeds from shares sold—Advisor Class	20,215	40,251
Proceeds from shares sold—Institutional Class	74,434	95,863
Proceeds from shares sold—R6 Class	14,561	51,812
Reinvestment of distributions—Investor Class	6,873	6,610
Reinvestment of distributions—Advisor Class	3,562	3,340
Reinvestment of distributions—Institutional Class	7,531	5,855
Reinvestment of distributions—R6 Class	3,483	6,475
Payment for shares redeemed—Investor Class	(43,819)	(101,686)
Payment for shares redeemed—Advisor Class	(29,700)	(57,342)
Payment for shares redeemed—Institutional Class	(38,428)	(62,582)
Payment for shares redeemed—R6 Class	(19,204)	(284,698)
Net increase (decrease) in net assets from Fund share transactions	15,039	(243,792)
Total increase in net assets	145,311	149,622
Net assets:
Beginning of period	1,317,361	1,167,739
End of period	$1,462,672	$1,317,361

See accompanying Notes to Financial Statements.

Oakmark.com 71

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	831	2,966
Shares issued in reinvestment of dividends	360	400
Less shares redeemed	(2,369)	(5,896)
Net decrease in shares outstanding	(1,178)	(2,530)
Fund share transactions—Advisor Class:
Shares sold	1,114	2,291
Shares issued in reinvestment of dividends	186	202
Less shares redeemed	(1,604)	(3,252)
Net decrease in shares outstanding	(304)	(759)
Fund share transactions—Institutional Class:
Shares sold	3,995	5,467
Shares issued in reinvestment of dividends	396	355
Less shares redeemed	(2,056)	(3,601)
Net increase in shares outstanding	2,335	2,221
Fund share transactions—R6 Class:
Shares sold	784	3,022
Shares issued in reinvestment of dividends	183	393
Less shares redeemed	(1,043)	(16,498)
Net decrease in shares outstanding	(76)	(13,083)
See accompanying Notes to Financial Statements.

72 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$74,707	$138,155
Net realized gain (loss)	345,086	579,672
Net change in unrealized appreciation (depreciation)	489,693	115,741
Net increase in net assets from operations	909,486	833,568
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(124,429)	(62,568)
Distributions to shareholders—Advisor Class	(18,027)	(13,222)
Distributions to shareholders—Institutional Class	(34,375)	(15,641)
Distributions to shareholders—R6 Class	(9,178)	(1,576)
Total distributions to shareholders	(186,009)	(93,007)
From Fund share transactions:
Proceeds from shares sold—Investor Class	105,258	186,138
Proceeds from shares sold—Advisor Class	37,911	26,600
Proceeds from shares sold—Institutional Class	81,484	384,625
Proceeds from shares sold—R6 Class	653,282	1,517,989
Reinvestment of distributions—Investor Class	119,699	59,853
Reinvestment of distributions—Advisor Class	17,259	12,510
Reinvestment of distributions—Institutional Class	30,527	13,944
Reinvestment of distributions—R6 Class	7,799	1,537
Payment for shares redeemed—Investor Class	(352,008)	(749,496)
Payment for shares redeemed—Advisor Class	(72,511)	(318,053)
Payment for shares redeemed—Institutional Class	(94,638)	(390,328)
Payment for shares redeemed—R6 Class	(633,137)	(1,395,873)
Net decrease in net assets from Fund share transactions	(99,075)	(650,554)
Total increase in net assets	624,402	90,007
Net assets:
Beginning of period	6,024,648	5,934,641
End of period	$6,649,050	$6,024,648

See accompanying Notes to Financial Statements.

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Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	3,187	6,025
Shares issued in reinvestment of dividends	3,538	2,015
Less shares redeemed	(10,636)	(24,544)
Net decrease in shares outstanding	(3,911)	(16,504)
Fund share transactions—Advisor Class:
Shares sold	1,142	858
Shares issued in reinvestment of dividends	511	422
Less shares redeemed	(2,173)	(10,310)
Net decrease in shares outstanding	(520)	(9,030)
Fund share transactions—Institutional Class:
Shares sold	2,444	12,467
Shares issued in reinvestment of dividends	903	470
Less shares redeemed	(2,859)	(12,862)
Net increase in shares outstanding	488	75
Fund share transactions—R6 Class:
Shares sold	19,629	48,997
Shares issued in reinvestment of dividends	231	52
Less shares redeemed	(18,935)	(44,921)
Net increase in shares outstanding	925	4,128

See accompanying Notes to Financial Statements.

74 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
From Operations:
Net investment income	$3,092	$4,230
Net realized gain (loss)	(2,632)	(4,713)
Net change in unrealized appreciation (depreciation)	8,096	1,984
Net increase in net assets from operations	8,556	1,501
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(221)	(44)
Distributions to shareholders—Advisor Class	(122)	(50)
Distributions to shareholders—Institutional Class	(141)	(127)
Distributions to shareholders—R6 Class	(2,510)	(3,974)
Total distributions to shareholders	(2,994)	(4,195)
From Fund share transactions:
Proceeds from shares sold—Investor Class	29,992	757
Proceeds from shares sold—Advisor Class	14,726	290
Proceeds from shares sold—Institutional Class	13,692	4,687
Proceeds from shares sold—R6 Class	8,071	30,907
Reinvestment of distributions—Investor Class	219	41
Reinvestment of distributions—Advisor Class	121	50
Reinvestment of distributions—Institutional Class	141	127
Reinvestment of distributions—R6 Class	2,199	3,123
Payment for shares redeemed—Investor Class	(1,892)	(667)
Payment for shares redeemed—Advisor Class	(421)	(929)
Payment for shares redeemed—Institutional Class	(2,034)	(5,246)
Payment for shares redeemed—R6 Class	(23,673)	(10,021)
Net increase in net assets from Fund share transactions	41,141	23,119
Total increase in net assets	46,703	20,425
Net assets:
Beginning of period	107,250	86,825
End of period	$153,953	$107,250

See accompanying Notes to Financial Statements.

Oakmark.com 75

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund (continued)
	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Fund share transactions—Investor Class:
Shares sold	3,415	86
Shares issued in reinvestment of dividends	25	5
Less shares redeemed	(216)	(75)
Net increase in shares outstanding	3,224	16
Fund share transactions—Advisor Class:
Shares sold	1,671	34
Shares issued in reinvestment of dividends	14	6
Less shares redeemed	(48)	(107)
Net increase (decrease) in shares outstanding	1,637	(67)
Fund share transactions—Institutional Class:
Shares sold	1,554	540
Shares issued in reinvestment of dividends	16	14
Less shares redeemed	(230)	(604)
Net increase (decrease) in shares outstanding	1,340	(50)
Fund share transactions—R6 Class:
Shares sold	933	3,560
Shares issued in reinvestment of dividends	253	360
Less shares redeemed	(2,699)	(1,153)
Net increase (decrease) in shares outstanding	(1,513)	2,767

See accompanying Notes to Financial Statements.

76 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  ORGANIZATION

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income") and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Shares of each Class are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class Shares are also offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class Shares of a Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, service fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

Security valuation

A Fund's share price is also called the net asset value (the "NAV") of a share. The NAV per share of each class of each Fund is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last reported sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

Oakmark.com 77

Oakmark Funds

Notes to Financial Statements (continued)

Long-term debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out of the money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation ("OVME") function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. If Flex options are valued using the OVME function, they shall be valued at the mid of the buy and sell valuations produced by OVME.

To the extent available, prices for all portfolio investments held by the Funds shall be obtained from one or more pricing vendors designated by the custodian. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Funds' valuation procedures approved by the Board. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Adviser as the Funds' valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2024, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$20,635,963	$0	$0
Short-Term Investments	0	1,754,068	0
Total	$20,635,963	$1,754,068	$0
Select
Common Stocks	$6,174,333	$0	$0
Short-Term Investments	0	424,003	0
Total	$6,174,333	$424,003	$0

78 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global
Common Stocks	$1,174,977	$0	$0
Short-Term Investments	0	44,028	0
Total	$1,174,977	$44,028	$0
Global Select
Common Stocks	$1,004,702	$0	$0
Preferred Stocks	47,550	0	0
Short-Term Investments	0	64,837	0
Total	$1,052,252	$64,837	$0
International
Common Stocks	$18,680,133	$270,068	$0
Preferred Stocks	352,320	0	0
Short-Term Investments	0	602,093	0
Total	$19,032,453	$872,161	$0
Int'l Small Cap
Common Stocks	$1,332,930	$57,818	$0
Short-Term Investments	0	58,163	0
Total	$1,332,930	$115,981	$0
Equity and Income
Common Stocks	$3,992,453	$0	$0
Preferred Stocks	5,217	0	0
Corporate Bonds	0	1,022,838	0
Government and Agency Securities	0	569,982	0
Collateralized Mortgage Obligations	0	282,790	0
Asset Backed Securities	0	278,990	0
Mortgage-Backed Securities	0	207,180	0
Bank Loans	0	136,436	0
Convertible Bonds	0	8,706	0
Short-Term Investments	0	194,056	0
Call Options Written - Liabilities	(770)	0	0
Total	$3,996,900	$2,700,978	$0
Bond
Preferred Stocks	$714	$0	$0
Corporate Bonds	0	58,677	0
Government and Agency Securities	0	24,052	0
Collateralized Mortgage Obligations	0	22,121	0
Mortgage-Backed Securities	0	18,777	0
Bank Loans	0	13,934	0
Asset Backed Securities	0	12,967	0
Convertible Bond	0	440	0
Short-Term Investments	0	2,104	0
Total	$714	$153,072	$0

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements.

Oakmark.com 79

Oakmark Funds

Notes to Financial Statements (continued)

This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2024, none of the Funds held open forward foreign currency contracts.

At March 31, 2024, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 2 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, if any, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period, if any, are included in the Statements of Operations.

At March 31, 2024, none of the Funds engaged in forward foreign currency contracts.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post spin-off or post reorganization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale under the U.S. Generally Accepted Accounting Principles. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2024, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. At March 31, 2024, each Fund qualifies as a limited derivatives user under Rule 18f-4 of the 1940 Act and has adopted policies and procedures to manage its derivatives risk. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes

80 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2024, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used purchased options for tax management and as an investment strategy in an effort to increase the Funds' returns during the period ended March 31, 2024. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in each Fund's Statement of Operations. There were no purchased options outstanding at March 31, 2024.

Oakmark, Select, Equity and Income and Bond used options written for tax management and as an investment strategy in an effort to increase the Funds' returns during the period ended March 31, 2024. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in each Fund's Statement of Operations. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

For the period ended March 31, 2024, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$36,524	$(53,321)
Select	13,563	(9,563)
Equity and Income	—	(720)
Bond	—	(46)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2024.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2024, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest.

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Notes to Financial Statements (continued)

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2024, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents, or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At March 31, 2024, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the period ended March 31, 2024.

3.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Annual fee rates are as follows:

The annual rates of fees as a percentage of each Fund's net assets were as follows for the period ended March 31, 2024:

Fund	Advisory Fees
Oakmark	0.666% up to $250 million;
0.641% on the next $250 million;
0.621% on the next $4.5 billion;
0.606% on the next $10 billion;
0.576% on the next $5 billion;
0.546% on the next $5 billion;
0.516% on the next $10 billion; and
0.496% over $35 billion
Select	0.758% up to $250 million; 0.733% on the next $250 million; 0.713% on the next $3.5 billion; 0.693% on the next $5 billion; 0.633% on the next $2 billion; and 0.608% over $11 billion
Global	0.830% up to $250 million; 0.805% on the next $250 million; 0.785% on the next $4.5 billion; 0.770% on the next $10 billion; and 0.760% over $15 billion
Global Select	0.800% up to $250 million; 0.775% on the next $250 million; 0.755% on the next $4.5 billion; 0.740% on the next $10 billion; and 0.730% over $15 billion
Fund	Advisory Fees
International	0.785% up to $250 million;
0.760% on the next $250 million;
0.740% on the next $4.5 billion;
0.725% on the next $10 billion;
0.710% on the next $20 billion;
0.700% on the next $5 billion;
0.690% on the next $5 billion; and
0.680% over $45 billion
Int'l Small Cap	1.020% up to $250 million; 0.995% on the next $250 million; 0.975% on the next $4.5 billion; 0.960% on the next $10 billion; and 0.950% over $15 billion
Equity and Income	0.580% up to $250 million;
0.555% on the next $250 million;
0.535% on the next $4.5 billion;
0.505% on the next $5 billion;
0.475% on the next $3 billion;
0.445% on the next $3.5 billion;
0.415% on the next $10 billion; and
0.385% over $26.5 billion
Bond	0.39% of net assets

82 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

The Adviser has contractually agreed, through January 27, 2025, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark	1.40%	1.15%	1.10%	0.95%
Select	1.50	1.25	1.20	1.05
Global	1.55	1.30	1.25	1.10
Global Select	1.55	1.30	1.25	1.10
International	1.55	1.30	1.25	1.10
Int'l Small Cap	1.75	1.50	1.45	1.30
Equity and Income	1.25	1.00	0.95	0.80
Bond	0.74	0.54	0.52	0.44

During the period ended March 31, 2024, Fund Class expenses (in thousands) have been reimbursed as follows@:

Fund	Class	Amount
Bond	Investor	$19
Bond	Advisor	10
Bond	Institutional	10
Bond	R6	234

@  Expenses reimbursed are subject to possible recovery until September 30, 2027.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of March 31, 2024, the following amounts are subject to recoupment (in thousands).

		Amount & Expiration Date
Fund	Class	09/30/24	09/30/25	09/30/26	Total
Bond	Investor	$—	$4	$6	$10
Bond	Advisor	5	9	7	21
Bond	Institutional	85	17	16	118
Bond	R6	339	498	520	1,357

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay the majority of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of any trustee who is not an "interested person" of the Trust, and any other Trustee who has been approved by the Governance Committee of the Board of Trustees of the Trust to receive compensation from the Trust for his or her service as a Trustee of the Trust, and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

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Oakmark Funds

Notes to Financial Statements (continued)

4.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended March 31, 2024, remains subject to examination by taxing authorities.

At March 31, 2024, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$16,725,028	$5,728,995	$(63,992)	$5,665,003
Select	4,878,255	1,769,158	(49,077)	1,720,081
Global	948,499	333,470	(62,964)	270,506
Global Select	918,762	251,248	(52,921)	198,327
International	18,895,095	3,627,216	(2,617,697)	1,009,519
Int'l Small Cap	1,367,029	209,535	(127,653)	81,882
Equity and Income	5,580,114	1,273,670	(155,136)	1,118,534
Bond	154,425	2,553	(3,193)	(640)

As of March 31, 2024, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

Fund CLCF	Utilized During the Year	Short-Term	Long-Term	Total at Period End
Oakmark	$—	$260,361	$—	$260,361
Select	2,605	241,573	2,604	244,177
Global	—	—	—	—
Global Select	2,799	46,656	2,226	48,882
International	733,898	1,719,193	981,103	2,700,296
Int'l Small Cap	43,099	—	—	—
Equity and Income	52,601	67,008	14,901	81,909
Bond	—	4,041	6,682	10,723

At March 31, 2024, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$63,807	$—	$63,807
Select	4,402	—	4,402
Global	(3,392)	12,173	8,781
Global Select	(3,358)	—	(3,358)
International	81,815	—	81,815
Int'l Small Cap	2,180	19,704	21,884
Equity and Income	(8,319)	—	(8,319)
Bond	176	—	176

84 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

During the six-month period ended March 31, 2024, and the year ended September 30, 2023, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2024		Year Ended September 30, 2023
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$215,001	$—	$152,008	$—
Select	37,003	—	18,501	—
Global	21,001	32,091	10,001	—
Global Select	10,997	—	5,502	—
International	410,019	—	595,239	—
Int'l Small Cap	29,003	—	22,004	7,858
Equity and Income	186,009	—	93,007	—
Bond	2,994	—	4,194	—

On March 31, 2024, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to redemptions in kind.

Permanent differences incurred during the six-month period ended March 31, 2024, will result in the following reclassifications among the components of net assets for the year ended September 30, 2024 (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$1,230,006	$(1,230,006)
Select	496,866	(496,866)
Global	64,378	(64,378)
Global Select	89,036	(89,036)
International	—	—
Int'l Small Cap	—	—
Equity and Income	292,483	(292,483)
Bond	—	—

5.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2024, transactions in investment securities (excluding short-term, in-kind transaction and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity & Income	Bond
Purchases	$4,540,345	$1,634,416	$168,392	$327,644	$2,762,036	$238,545	$900,039	$41,390
Proceeds from sales	1,537,340	500,395	122,018	201,008	3,737,649	265,417	435,323	17,167

During the six-month period ended March 31, 2024, Oakmark, Select, Global, Global Select and Equity and Income had in-kind sales transactions (in thousands) of $ 2,482,230; $1,050,712; $140,767; $189,625 and $620,861, respectively. These amounts are included in the Portfolio Turnover Rate presented in the Financial Highlights.

Purchases at cost (in thousands) of long-term U.S. government securities for the period ended March 31, 2024, were $39,805 and $42,523, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the period ended March 31, 2024 were $35,673 and $24,451, respectively, for Equity and Income and Bond.

During the period ended March 31, 2024, Select engaged in purchase transactions (in thousands) totaling $7,049, with a fund that have a common investment advisor. Select engaged in sale transactions (in thousands) totaling $7,124 with a fund that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 Act.

6.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2024. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

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Oakmark Funds

Notes to Financial Statements (continued)

7.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

8.  RECENT REGULATORY PRONOUNCEMENT

Effective January 24, 2023, the SEC adopted new rules that require funds to transition to a new shareholder report format known as a Tailored Shareholder Report. A Tailored Shareholder Report will only cover the share class of the fund in which a shareholder is invested. Tailored Shareholder Reports are only intended to be three to four pages in length and will highlight key information. Other, more detailed information, including portfolio of investments and financial statements, will no longer appear in the Tailored Shareholder Report but will be available online, delivered free of charge upon request and filed on a semi-annual basis on Form N-CSR. The first Tailored Shareholder Report for the Oakmark Funds will be for the reporting period ended September 30, 2024.

86 OAKMARK FUNDS

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Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
10/01/2023-3/31/24+	$118.59	0.89	28.05	28.94	(1.35)	0.00	(1.35)	0.00
9/30/23	$93.61	1.20	24.72	25.92	(0.94)	0.00	(0.94)	0.00
9/30/22	$115.48	0.91	(21.04)	(20.13)	(0.62)	(1.12)	(1.74)	0.00
9/30/21	$72.67	0.43	42.53	42.96	(0.15)	0.00	(0.15)	0.00
9/30/20	$77.89	0.58	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
Advisor Class
10/01/2023-3/31/24+	$118.70	1.01	28.07	29.08	(1.58)	0.00	(1.58)	0.00
9/30/23	$93.72	1.39	24.77	26.16	(1.18)	0.00	(1.18)	0.00
9/30/22	$115.58	1.15	(21.05)	(19.90)	(0.84)	(1.12)	(1.96)	0.00
9/30/21	$72.67	0.61	42.54	43.15	(0.24)	0.00	(0.24)	0.00
9/30/20	$77.88	0.66	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
Institutional Class
10/01/2023-3/31/24+	$118.72	1.04	28.06	29.10	(1.61)	0.00	(1.61)	0.00
9/30/23	$93.73	1.46	24.73	26.19	(1.20)	0.00	(1.20)	0.00
9/30/22	$115.64	1.16	(21.05)	(19.89)	(0.90)	(1.12)	(2.02)	0.00
9/30/21	$72.72	0.70	42.52	43.22	(0.30)	0.00	(0.30)	0.00
9/30/20	$77.95	0.71	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
Class R6
10/01/2023-3/31/24+	$118.77	1.07	28.08	29.15	(1.67)	0.00	(1.67)	0.00
9/30/23	$93.77	1.54	24.71	26.25	(1.25)	0.00	(1.25)	0.00
9/30/22	$115.67	1.25	(21.10)	(19.85)	(0.93)	(1.12)	(2.05)	0.00
9/30/21(b)	$88.42	0.52	26.73	27.25	0.00	0.00	0.00	0.00
Oakmark Select Fund
Investor Class
10/01/2023-3/31/24+	$61.75	0.24	13.16	13.40	(0.36)	0.00	(0.36)	0.00
9/30/23	$47.43	0.25	14.22	14.47	(0.15)	0.00	(0.15)	0.00
9/30/22	$62.27	0.13	(14.79)	(14.66)	(0.03)	(0.15)	(0.18)	0.00
9/30/21	$37.98	(0.03)	24.32	24.29	0.00	0.00	0.00	0.00
9/30/20	$39.20	0.05	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
Advisor Class
10/01/2023-3/31/24+	$61.66	0.28	13.14	13.42	(0.44)	0.00	(0.44)	0.00
9/30/23	$47.37	0.31	14.21	14.52	(0.23)	0.00	(0.23)	0.00
9/30/22	$62.21	0.20	(14.78)	(14.58)	(0.11)	(0.15)	(0.26)	0.00
9/30/21	$37.99	0.03	24.31	24.34	(0.12)	0.00	(0.12)	0.00
9/30/20	$39.21	0.10	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
Institutional Class
10/01/2023-3/31/24+	$61.75	0.31	13.15	13.46	(0.49)	0.00	(0.49)	0.00
9/30/23	$47.43	0.37	14.22	14.59	(0.27)	0.00	(0.27)	0.00
9/30/22	$62.29	0.25	(14.79)	(14.54)	(0.17)	(0.15)	(0.32)	0.00
9/30/21	$38.01	0.09	24.32	24.41	(0.13)	0.00	(0.13)	0.00
9/30/20	$39.23	0.13	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
Class R6
10/01/2023-3/31/24+	$61.75	0.33	13.16	13.49	(0.52)	0.00	(0.52)	0.00
9/30/23	$47.45	0.40	14.20	14.60	(0.30)	0.00	(0.30)	0.00
9/30/22	$62.29	0.27	(14.78)	(14.51)	(0.18)	(0.15)	(0.33)	0.00
9/30/21(b)	$47.61	0.08	14.60	14.68	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

Oakmark.com 87

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
10/01/2023-3/31/24+	$146.18	24.53%	$9,910.9	1.37%†	0.89%†	0.89%†	23%
9/30/23	$118.59	27.84%	$7,901.4	1.06%	0.91%	0.91%	52%
9/30/22	$93.61	-17.73%	$6,489.9	0.81%	0.91%	0.89%	65%
9/30/21	$115.48	59.18%	$8,486.6	0.43%	0.92%	0.90%	19%
9/30/20	$72.67	1.18%	$6,153.4	0.79%	0.96%	0.92%	35%
9/30/19	$77.89	-5.68%	$9,044.6	1.13%	0.92%	0.88%	51%
Advisor Class
10/01/2023-3/31/24+	$146.20	24.64%	$2,604.4	1.57%†	0.70%†	0.70%†	23%
9/30/23	$118.70	28.10%	$2,027.0	1.25%	0.70%	0.70%	52%
9/30/22	$93.72	-17.55%	$2,477.4	1.03%	0.70%	0.68%	65%
9/30/21	$115.58	59.49%	$2,822.8	0.61%	0.73%	0.70%	19%
9/30/20	$72.67	1.30%	$3,269.5	0.90%	0.85%	0.81%	35%
9/30/19	$77.88	-5.59%	$4,786.4	1.23%	0.82%	0.78%	51%
Institutional Class
10/01/2023-3/31/24+	$146.21	24.66%	$6,771.1	1.60%†	0.67%†	0.67%†	23%
9/30/23	$118.72	28.14%	$4,830.2	1.30%	0.68%	0.68%	52%
9/30/22	$93.73	-17.55%	$3,572.1	1.03%	0.69%	0.67%	65%
9/30/21	$115.64	59.56%	$4,517.7	0.68%	0.69%	0.66%	19%
9/30/20	$72.72	1.36%	$1,839.7	0.98%	0.79%	0.74%	35%
9/30/19	$77.95	-5.51%	$2,302.3	1.29%	0.75%	0.70%	51%
Class R6
10/01/2023-3/31/24+	$146.25	24.69%	$2,850.6	1.66%†	0.62%†	0.62%†	23%
9/30/23	$118.77	28.20%	$2,094.8	1.36%	0.63%	0.63%	52%
9/30/22	$93.77	-17.52%	$1,167.2	1.13%	0.65%	0.63%	65%
9/30/21(b)	$115.67	30.82%	$1,081.0	0.60%†	0.65%†	0.63%†	19%
Oakmark Select Fund
Investor Class
10/01/2023-3/31/24+	$74.79	21.74%	$1,824.3	0.71%†	0.99%†	0.99%†	29%
9/30/23	$61.75	30.59%	$1,593.9	0.44%	1.00%	1.00%	70%
9/30/22	$47.43	-23.64%	$1,318.0	0.21%	1.00%	0.98%	60%
9/30/21	$62.27	64.01%	$1,975.3	(0.06%)	1.01%	0.98%	20%
9/30/20	$37.98	-2.45%	$1,410.1	0.14%	1.11%	1.04%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.14%	1.08%	1.00%	45%
Advisor Class
10/01/2023-3/31/24+	$74.64	21.81%	$3,372.8	0.83%†	0.87%†	0.87%†	29%
9/30/23	$61.66	30.77%	$2,657.6	0.56%	0.88%	0.88%	70%
9/30/22	$47.37	-23.55%	$2,146.2	0.34%	0.88%	0.86%	60%
9/30/21	$62.21	64.18%	$2,454.2	0.05%	0.89%	0.87%	20%
9/30/20	$37.99	-2.31%	$1,436.2	0.27%	1.00%	0.92%	28%
9/30/19	$39.21	-10.24%	$638.5	1.31%	0.94%	0.86%	45%
Institutional Class
10/01/2023-3/31/24+	$74.72	21.86%	$760.1	0.93%†	0.77%†	0.77%†	29%
9/30/23	$61.75	30.90%	$591.6	0.65%	0.78%	0.78%	70%
9/30/22	$47.43	-23.48%	$465.6	0.42%	0.80%	0.78%	60%
9/30/21	$62.29	64.35%	$638.6	0.18%	0.79%	0.76%	20%
9/30/20	$38.01	-2.27%	$550.2	0.33%	0.93%	0.85%	28%
9/30/19	$39.23	-10.18%	$660.3	1.36%	0.90%	0.82%	45%
Class R6
10/01/2023-3/31/24+	$74.72	21.91%	$627.3	0.98%†	0.73%†	0.73%†	29%
9/30/23	$61.75	30.93%	$499.7	0.69%	0.74%	0.74%	70%
9/30/22	$47.45	-23.44%	$295.2	0.47%	0.75%	0.73%	60%
9/30/21(b)	$62.29	30.85%	$331.2	0.16%†	0.76%†	0.74%†	20%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

88 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
10/01/2023-3/31/24+	$31.22	0.06		3.69	3.75	(0.53)	(0.87)	(1.40)	0.00
9/30/23	$24.79	0.41		6.24	6.65	(0.22)	0.00	(0.22)	0.00
9/30/22	$36.53	0.37		(8.90)	(8.53)	(0.34)	(2.87)	(3.21)	0.00
9/30/21	$24.73	0.11		11.74	11.85	(0.05)	0.00	(0.05)	0.00
9/30/20	$27.52	0.02		(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50		(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
Advisor Class
10/01/2023-3/31/24+	$31.24	0.09		3.69	3.78	(0.59)	(0.87)	(1.46)	0.00
9/30/23	$24.80	0.42		6.29	6.71	(0.27)	0.00	(0.27)	0.00
9/30/22	$36.57	0.43		(8.91)	(8.48)	(0.42)	(2.87)	(3.29)	0.00
9/30/21	$24.74	0.18		11.74	11.92	(0.09)	0.00	(0.09)	0.00
9/30/20	$27.53	0.07		(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49		(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
Institutional Class
10/01/2023-3/31/24+	$31.24	0.10		3.69	3.79	(0.61)	(0.87)	(1.48)	0.00
9/30/23	$24.80	0.51		6.21	6.72	(0.28)	0.00	(0.28)	0.00
9/30/22	$36.58	0.44		(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21	$24.75	0.18		11.76	11.94	(0.11)	0.00	(0.11)	0.00
9/30/20	$27.54	0.08		(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59		(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
Class R6
10/01/2023-3/31/24+	$31.23	0.10		3.70	3.80	(0.62)	(0.87)	(1.49)	0.00
9/30/23	$24.80	0.54		6.18	6.72	(0.29)	0.00	(0.29)	0.00
9/30/22	$36.58	0.44		(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21(b)	$31.38	0.23		4.97	5.20	0.00	0.00	0.00	0.00
Oakmark Global Select Fund
Investor Class
10/01/2023-3/31/24+	$19.88	0.00	(c)	2.32	2.32	(0.18)	0.00	(0.18)	0.00
9/30/23	$15.62	0.14		4.18	4.32	(0.06)	0.00	(0.06)	0.00
9/30/22	$24.45	0.26		(6.88)	(6.62)	(0.20)	(2.01)	(2.21)	0.00
9/30/21	$16.86	0.06		7.53	7.59	0.00	0.00	0.00	0.00
9/30/20	$16.81	0.03		0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31		(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
Advisor Class
10/01/2023-3/31/24+	$19.87	0.02		2.32	2.34	(0.21)	0.00	(0.21)	0.00
9/30/23	$15.62	0.16		4.18	4.34	(0.09)	0.00	(0.09)	0.00
9/30/22	$24.44	0.29		(6.86)	(6.57)	(0.24)	(2.01)	(2.25)	0.00
9/30/21	$16.85	0.09		7.52	7.61	(0.02)	0.00	(0.02)	0.00
9/30/20	$16.80	0.05		0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37		(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
Institutional Class
10/01/2023-3/31/24+	$19.87	0.03		2.32	2.35	(0.23)	0.00	(0.23)	0.00
9/30/23	$15.63	0.19		4.16	4.35	(0.11)	0.00	(0.11)	0.00
9/30/22	$24.46	0.30		(6.86)	(6.56)	(0.26)	(2.01)	(2.27)	0.00
9/30/21	$16.86	0.11		7.53	7.64	(0.04)	0.00	(0.04)	0.00
9/30/20	$16.81	0.06		0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35		(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
Class R6
10/01/2023-3/31/24+	$19.89	0.04		2.31	2.35	(0.24)	0.00	(0.24)	0.00
9/30/23	$15.64	0.21		4.16	4.37	(0.12)	0.00	(0.12)	0.00
9/30/22	$24.47	0.31		(6.86)	(6.55)	(0.27)	(2.01)	(2.28)	0.00
9/30/21(b)	$20.65	0.15		3.67	3.82	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.
Oakmark.com 89

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
10/01/2023-3/31/24+	$33.57	12.24%	$590.9	0.38%†	1.14%†	1.14%†	15%
9/30/23	$31.22	26.88%	$581.0	1.33%	1.13%	1.13%	47%
9/30/22	$24.79	-25.74%	$516.9	1.13%	1.13%	1.11%	58%
9/30/21	$36.53	47.96%	$802.1	0.31%	1.16%	1.13%	40%
9/30/20	$24.73	-6.73%	$645.2	0.10%	1.26%	1.20%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.82%	1.23%	1.17%	20%
Advisor Class
10/01/2023-3/31/24+	$33.56	12.36%	$143.4	0.57%†	0.94%†	0.94%†	15%
9/30/23	$31.24	27.17%	$135.8	1.35%	0.94%	0.94%	47%
9/30/22	$24.80	-25.63%	$152.7	1.32%	0.93%	0.91%	58%
9/30/21	$36.57	48.25%	$214.6	0.51%	0.96%	0.93%	40%
9/30/20	$24.74	-6.61%	$209.0	0.26%	1.14%	1.08%	24%
9/30/19	$27.53	-2.35%	$263.0	1.79%	1.10%	1.05%	20%
Institutional Class
10/01/2023-3/31/24+	$33.55	12.37%	$356.9	0.61%†	0.90%†	0.90%†	15%
9/30/23	$31.24	27.21%	$356.4	1.65%	0.90%	0.90%	47%
9/30/22	$24.80	-25.61%	$285.2	1.34%	0.91%	0.89%	58%
9/30/21	$36.58	48.31%	$432.4	0.53%	0.92%	0.89%	40%
9/30/20	$24.75	-6.57%	$313.4	0.33%	1.08%	1.02%	24%
9/30/19	$27.54	-2.30%	$313.8	2.17%	1.06%	1.00%	20%
Class R6
10/01/2023-3/31/24+	$33.54	12.41%	$116.9	0.66%†	0.87%†	0.87%†	15%
9/30/23	$31.23	27.15%	$109.9	1.73%	0.87%	0.87%	47%
9/30/22	$24.80	-25.57%	$68.8	1.37%	0.88%	0.86%	58%
9/30/21(b)	$36.58	16.57%	$91.9	0.77%†	0.89%†	0.87%†	40%
Oakmark Global Select Fund
Investor Class
10/01/2023-3/31/24+	$22.02	11.70%	$339.5	0.03%†	1.14%†	1.14%†	32%
9/30/23	$19.88	27.70%	$351.3	0.73%	1.14%	1.14%	32%
9/30/22	$15.62	-29.77%	$334.3	1.22%	1.12%	1.10%	46%
9/30/21	$24.45	45.02%	$574.8	0.27%	1.12%	1.09%	49%
9/30/20	$16.86	1.50%	$483.7	0.16%	1.25%	1.19%	33%
9/30/19	$16.81	-4.90%	$798.4	1.88%	1.25%	1.18%	21%
Advisor Class
10/01/2023-3/31/24+	$22.00	11.80%	$134.5	0.22%†	0.97%†	0.97%†	32%
9/30/23	$19.87	27.89%	$136.7	0.86%	0.97%	0.97%	32%
9/30/22	$15.62	-29.63%	$150.4	1.37%	0.95%	0.93%	46%
9/30/21	$24.44	45.21%	$257.6	0.43%	0.95%	0.92%	49%
9/30/20	$16.85	1.64%	$392.7	0.29%	1.14%	1.07%	33%
9/30/19	$16.80	-4.85%	$449.0	2.25%	1.14%	1.07%	21%
Institutional Class
10/01/2023-3/31/24+	$21.99	11.87%	$463.7	0.27%†	0.91%†	0.91%†	32%
9/30/23	$19.87	27.92%	$459.5	1.00%	0.90%	0.90%	32%
9/30/22	$15.63	-29.57%	$416.6	1.44%	0.89%	0.87%	46%
9/30/21	$24.46	45.33%	$762.7	0.46%	0.89%	0.86%	49%
9/30/20	$16.86	1.70%	$414.3	0.36%	1.07%	1.00%	33%
9/30/19	$16.81	-4.79%	$538.8	2.15%	1.07%	1.01%	21%
Class R6
10/01/2023-3/31/24+	$22.00	11.87%	$127.2	0.36%†	0.85%†	0.85%†	32%
9/30/23	$19.89	28.04%	$113.9	1.09%	0.85%	0.85%	32%
9/30/22	$15.64	-29.54%	$87.0	1.47%	0.84%	0.82%	46%
9/30/21(b)	$24.47	18.50%	$124.1	0.76%†	0.84%†	0.82%†	49%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

90 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
10/01/2023-3/31/24+	$25.15	0.10	2.12	2.22	(0.50)	0.00	(0.50)	0.00
9/30/23	$19.27	0.51	6.05	6.56	(0.68)	0.00	(0.68)	0.00
9/30/22	$28.17	0.58	(9.13)	(8.55)	(0.35)	0.00	(0.35)	0.00
9/30/21	$19.91	0.27	8.08	8.35	(0.09)	0.00	(0.09)	0.00
9/30/20	$22.88	0.08	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
Advisor Class
10/01/2023-3/31/24+	$25.12	0.12	2.11	2.23	(0.54)	0.00	(0.54)	0.00
9/30/23	$19.27	0.53	6.06	6.59	(0.74)	0.00	(0.74)	0.00
9/30/22	$28.15	0.62	(9.12)	(8.50)	(0.38)	0.00	(0.38)	0.00
9/30/21	$19.89	0.27	8.11	8.38	(0.12)	0.00	(0.12)	0.00
9/30/20	$22.86	0.12	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
Institutional Class
10/01/2023-3/31/24+	$25.13	0.13	2.12	2.25	(0.57)	0.00	(0.57)	0.00
9/30/23	$19.28	0.57	6.04	6.61	(0.76)	0.00	(0.76)	0.00
9/30/22	$28.19	0.64	(9.13)	(8.49)	(0.42)	0.00	(0.42)	0.00
9/30/21	$19.92	0.37	8.04	8.41	(0.14)	0.00	(0.14)	0.00
9/30/20	$22.89	0.13	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
Class R6
10/01/2023-3/31/24+	$25.15	0.14	2.11	2.25	(0.58)	0.00	(0.58)	0.00
9/30/23	$19.29	0.58	6.05	6.63	(0.77)	0.00	(0.77)	0.00
9/30/22	$28.20	0.67	(9.15)	(8.48)	(0.43)	0.00	(0.43)	0.00
9/30/21(b)	$25.83	0.38	1.99	2.37	0.00	0.00	0.00	0.00
Oakmark International Small Cap Fund
Investor Class
10/01/2023-3/31/24+	$17.82	0.08	2.06	2.14	(0.36)	0.00	(0.36)	0.00
9/30/23	$13.25	0.33	4.55	4.88	(0.22)	(0.09)	(0.31)	0.00
9/30/22	$19.92	0.29	(6.64)	(6.35)	(0.32)	0.00	(0.32)	0.00
9/30/21	$13.67	0.22	6.35	6.57	(0.32)	0.00	(0.32)	0.00
9/30/20	$14.61	0.31	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(c)
Advisor Class
10/01/2023-3/31/24+	$17.84	0.09	2.06	2.15	(0.39)	0.00	(0.39)	0.00
9/30/23	$13.28	0.35	4.56	4.91	(0.26)	(0.09)	(0.35)	0.00
9/30/22	$19.96	0.34	(6.67)	(6.33)	(0.35)	0.00	(0.35)	0.00
9/30/21	$13.69	0.23	6.38	6.61	(0.34)	0.00	(0.34)	0.00
9/30/20	$14.64	0.30	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(c)
Institutional Class
10/01/2023-3/31/24+	$17.79	0.10	2.06	2.16	(0.41)	0.00	(0.41)	0.00
9/30/23	$13.24	0.38	4.53	4.91	(0.27)	(0.09)	(0.36)	0.00
9/30/22	$19.91	0.34	(6.64)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21	$13.65	0.26	6.35	6.61	(0.35)	0.00	(0.35)	0.00
9/30/20	$14.59	0.33	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(c)
Class R6
10/01/2023-3/31/24+	$17.79	0.11	2.05	2.16	(0.41)	0.00	(0.41)	0.00
9/30/23	$13.24	0.33	4.58	4.91	(0.27)	(0.09)	(0.36)	0.00
9/30/22	$19.91	0.37	(6.67)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21(b)	$16.66	0.25	3.00	3.25	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

Oakmark.com 91

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
10/01/2023-3/31/24+	$26.87	8.82%	$5,610.6	0.75%†	1.05%†	1.05%†	15%
9/30/23	$25.15	34.39%	$5,865.4	2.02%	1.05%	1.05%	27%
9/30/22	$19.27	-30.72%	$5,032.4	2.25%	1.06%	1.04%	35%
9/30/21	$28.17	41.96%	$8,756.6	0.99%	1.05%	1.02%	42%
9/30/20	$19.91	-11.37%	$7,959.9	0.39%	1.05%	1.00%	32%
9/30/19	$22.88	-6.41%	$14,446.5	2.84%	1.04%	0.98%	35%
Advisor Class
10/01/2023-3/31/24+	$26.81	8.91%	$2,565.4	0.93%†	0.88%†	0.88%†	15%
9/30/23	$25.12	34.57%	$2,582.7	2.13%	0.88%	0.88%	27%
9/30/22	$19.27	-30.59%	$2,246.8	2.44%	0.88%	0.86%	35%
9/30/21	$28.15	42.22%	$3,316.0	1.03%	0.88%	0.85%	42%
9/30/20	$19.89	-11.28%	$6,282.8	0.59%	0.95%	0.90%	32%
9/30/19	$22.86	-6.34%	$6,701.4	3.35%	0.95%	0.90%	35%
Institutional Class
10/01/2023-3/31/24+	$26.81	8.95%	$8,968.8	1.02%†	0.80%†	0.80%†	15%
9/30/23	$25.13	34.65%	$8,125.2	2.26%	0.81%	0.81%	27%
9/30/22	$19.28	-30.54%	$7,250.7	2.51%	0.81%	0.79%	35%
9/30/21	$28.19	42.30%	$11,748.6	1.34%	0.80%	0.77%	42%
9/30/20	$19.92	-11.19%	$7,233.5	0.62%	0.87%	0.82%	32%
9/30/19	$22.89	-6.27%	$9,457.3	3.20%	0.86%	0.81%	35%
Class R6
10/01/2023-3/31/24+	$26.82	8.96%	$2,866.9	1.07%†	0.75%†	0.75%†	15%
9/30/23	$25.15	34.76%	$2,706.0	2.31%	0.75%	0.75%	27%
9/30/22	$19.29	-30.51%	$2,389.0	2.63%	0.77%	0.75%	35%
9/30/21(b)	$28.20	9.18%	$2,997.8	1.62%†	0.77%†	0.75%†	42%
Oakmark International Small Cap Fund
Investor Class
10/01/2023-3/31/24+	$19.60	12.04%	$380.9	0.84%†	1.34%†	1.34%†	18%
9/30/23	$17.82	37.05%	$367.3	1.91%	1.34%	1.34%	32%
9/30/22	$13.25	-32.37%	$306.8	1.67%	1.36%	1.34%	37%
9/30/21	$19.92	48.51%	$560.1	1.18%	1.37%	1.35%	48%
9/30/20	$13.67	-6.23%	$388.9	2.21%	1.45%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.88%	1.38%	1.38%	39%
Advisor Class
10/01/2023-3/31/24+	$19.60	12.11%	$173.8	1.00%†	1.18%†	1.18%†	18%
9/30/23	$17.84	37.16%	$163.5	2.02%	1.18%	1.18%	32%
9/30/22	$13.28	-32.24%	$131.8	1.96%	1.18%	1.16%	37%
9/30/21	$19.96	48.76%	$189.3	1.26%	1.20%	1.19%	48%
9/30/20	$13.69	-6.16%	$155.7	2.14%	1.35%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	2.13%	1.26%	1.26%	39%
Institutional Class
10/01/2023-3/31/24+	$19.54	12.18%	$574.6	1.11%†	1.09%†	1.09%†	18%
9/30/23	$17.79	37.30%	$481.6	2.15%	1.10%	1.10%	32%
9/30/22	$13.24	-32.20%	$329.0	1.95%	1.11%	1.09%	37%
9/30/21	$19.91	48.93%	$526.9	1.41%	1.11%	1.09%	48%
9/30/20	$13.65	-6.09%	$614.2	2.37%	1.26%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	2.03%	1.23%	1.23%	39%
Class R6
10/01/2023-3/31/24+	$19.54	12.21%	$333.4	1.14%†	1.07%†	1.07%†	18%
9/30/23	$17.79	37.34%	$304.9	1.94%	1.07%	1.07%	32%
9/30/22	$13.24	-32.19%	$400.2	2.19%	1.08%	1.06%	37%
9/30/21(b)	$19.91	19.51%	$367.6	1.55%†	1.09%†	1.07%†	48%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

92 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
10/01/2023-3/31/24+	$31.41	0.38	4.41	4.79	(0.95)	0.00	(0.95)	0.00
9/30/23	$27.85	0.66	3.33	3.99	(0.43)	0.00	(0.43)	0.00
9/30/22	$35.94	0.44	(5.63)	(5.19)	(0.29)	(2.61)	(2.90)	0.00
9/30/21	$27.50	0.32	9.40	9.72	(0.35)	(0.93)	(1.28)	0.00
9/30/20	$30.30	0.42	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
Advisor Class
10/01/2023-3/31/24+	$31.43	0.42	4.41	4.83	(1.05)	0.00	(1.05)	0.00
9/30/23	$27.87	0.71	3.36	4.07	(0.51)	0.00	(0.51)	0.00
9/30/22	$35.98	0.53	(5.65)	(5.12)	(0.38)	(2.61)	(2.99)	0.00
9/30/21	$27.51	0.39	9.40	9.79	(0.39)	(0.93)	(1.32)	0.00
9/30/20	$30.31	0.46	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
Institutional Class
10/01/2023-3/31/24+	$31.43	0.42	4.41	4.83	(1.06)	0.00	(1.06)	0.00
9/30/23	$27.87	0.75	3.32	4.07	(0.51)	0.00	(0.51)	0.00
9/30/22	$35.99	0.52	(5.63)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21	$27.52	0.41	9.40	9.81	(0.41)	(0.93)	(1.34)	0.00
9/30/20	$30.33	0.47	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
Class R6
10/01/2023-3/31/24+	$31.45	0.43	4.39	4.82	(1.07)	0.00	(1.07)	0.00
9/30/23	$27.88	0.79	3.30	4.09	(0.52)	0.00	(0.52)	0.00
9/30/22	$36.00	0.57	(5.68)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21(b)	$30.24	0.49	5.27	5.76	0.00	0.00	0.00	0.00
Oakmark Bond Fund
Investor Class
3/31/24+	$8.40	0.22	0.40	0.62	(0.20)	0.00	(0.20)	0.00
9/30/23	$8.60	0.36	(0.20)	0.16	(0.36)	0.00	(0.36)	0.00
9/30/22(c)	$9.89	0.17	(1.29)	(1.12)	(0.17)	0.00	(0.17)	0.00
Advisor Class
3/31/24+	$8.41	0.22	0.41	0.63	(0.21)	0.00	(0.21)	0.00
9/30/23	$8.61	0.38	(0.21)	0.17	(0.37)	0.00	(0.37)	0.00
9/30/22	$10.35	0.23	(1.55)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.16	0.16	0.24	0.40	(0.16)	(0.05)	(0.21)	0.00
9/30/20(d)	$10.00	0.04	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
3/31/24+	$8.41	0.22	0.41	0.63	(0.21)	0.00	(0.21)	0.00
9/30/23	$8.61	0.39	(0.21)	0.18	(0.38)	0.00	(0.38)	0.00
9/30/22	$10.35	0.24	(1.56)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.17	0.18	0.22	0.40	(0.17)	(0.05)	(0.22)	0.00
9/30/20(d)	$10.00	0.04	0.17	0.21	(0.04)	0.00	(0.04)	0.00
Class R6
3/31/24+	$8.41	0.22	0.41	0.63	(0.21)	0.00	(0.21)	0.00
9/30/23	$8.61	0.39	(0.21)	0.18	(0.38)	0.00	(0.38)	0.00
9/30/22	$10.35	0.25	(1.56)	(1.31)	(0.24)	(0.19)	(0.43)	0.00
9/30/21(b)	$10.32	0.14	0.04	0.18	(0.15)	0.00	(0.15)	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Commenced on 01/28/2022.

(d)  Commenced operations on 6/10/2020.

Oakmark.com 93

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
10/01/2023-3/31/24+	$35.25	15.35%	$4,589.3	2.30%†	0.86%†	0.86%†	15%
9/30/23	$31.41	14.40%	$4,213.3	2.13%	0.86%	0.86%	45%
9/30/22	$27.85	-15.84%	$4,194.4	1.34%	0.85%	0.83%	49%
9/30/21	$35.94	36.19%	$5,587.1	0.97%	0.87%	0.84%	14%
9/30/20	$27.50	-0.90%	$5,492.4	1.52%	0.94%	0.84%	15%
9/30/19	$30.30	2.29%	$9,006.7	1.74%	0.91%	0.81%	11%
Advisor Class
10/01/2023-3/31/24+	$35.21	15.52%	$596.6	2.54%†	0.62%†	0.62%†	15%
9/30/23	$31.43	14.70%	$549.0	2.33%	0.61%	0.61%	45%
9/30/22	$27.87	-15.66%	$738.4	1.61%	0.60%	0.58%	49%
9/30/21	$35.98	36.49%	$868.4	1.20%	0.66%	0.62%	14%
9/30/20	$27.51	-0.76%	$951.9	1.65%	0.81%	0.71%	15%
9/30/19	$30.31	2.41%	$1,347.6	1.86%	0.78%	0.68%	11%
Institutional Class
10/01/2023-3/31/24+	$35.20	15.48%	$1,170.5	2.57%†	0.59%†	0.59%†	15%
9/30/23	$31.43	14.73%	$1,029.9	2.42%	0.59%	0.59%	45%
9/30/22	$27.87	-15.66%	$911.0	1.59%	0.60%	0.58%	49%
9/30/21	$35.99	36.57%	$1,138.5	1.22%	0.62%	0.58%	14%
9/30/20	$27.52	-0.73%	$844.3	1.72%	0.75%	0.65%	15%
9/30/19	$30.33	2.49%	$1,188.9	1.96%	0.72%	0.63%	11%
Class R6
10/01/2023-3/31/24+	$35.20	15.49%	$292.6	2.61%†	0.56%†	0.56%†	15%
9/30/23	$31.45	14.77%	$232.4	2.54%	0.56%	0.56%	45%
9/30/22	$27.88	-15.63%	$90.9	1.75%	0.56%	0.54%	49%
9/30/21(b)	$36.00	19.05%	$87.3	1.78%†	0.57%†	0.55%†	14%

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Waiver/ Reimbursement to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Bond Fund
Investor Class
3/31/24+	$8.82	7.45%	$29.6	5.06%†	1.17%†	(0.43%)†	0.74%†	35%
9/30/23	$8.40	1.78%	$1.1	4.18%	1.33%	(0.59%)	0.74%	75%
9/30/22(c)	$8.60	-11.43%	$1.0	2.76%†	1.64%†	(0.90%)†	0.74%†	97%
Advisor Class
3/31/24+	$8.83	7.40%	$15.3	5.08%†	0.93%†	(0.39%)†	0.54%†	35%
9/30/23	$8.41	2.10%	$0.8	4.31%	1.12%	(0.58%)	0.54%	75%
9/30/22	$8.61	-13.11%	$1.4	2.41%	1.06%	(0.52%)	0.54%	97%
9/30/21	$10.35	3.81%	$2.4	1.59%	0.93%	(0.37%)	0.57%	112%
9/30/20(d)	$10.16	2.04%	$0.6	1.19%†	3.14%†	(2.60%)†	0.54%†	25%
Institutional Class
3/31/24+	$8.83	7.55%	$14.5	5.09%†	0.88%†	(0.36%)†	0.52%†	35%
9/30/23	$8.41	2.00%	$2.6	4.41%	1.08%	(0.56%)	0.52%	75%
9/30/22	$8.61	-13.10%	$3.0	2.50%	1.05%	(0.53%)	0.52%	97%
9/30/21	$10.35	3.88%	$3.3	1.75%	0.89%	(0.43%)	0.46%	112%
9/30/20(d)	$10.17	2.07%	$79.0	1.32%†	2.42%†	(1.98%)†	0.44%†	25%
Class R6
3/31/24+	$8.83	7.61%	$94.6	5.12%†	0.90%†	(0.46%)†	0.44%†	35%
9/30/23	$8.41	2.08%	$102.8	4.50%	1.02%	(0.58%)	0.44%	75%
9/30/22	$8.61	-13.03%	$81.4	2.57%	1.02%	(0.58%)	0.44%	97%
9/30/21(b)	$10.35	1.74%	$91.3	1.71%†	0.93%†	(0.49%)†	0.44%†	112%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Commenced on 01/28/2022.

(d)  Commenced operations on 6/10/2020.
94 OAKMARK FUNDS

Oakmark Funds Disclosure Regarding the Board of Trustees' Approval of Investment Advisory Agreements as Approved October 24, 2023

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Harris Associates Investment Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust or of Harris Associates L.P. (the "Adviser") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considers whether to continue the investment advisory agreements with the Adviser (each, an "Agreement," and collectively, the "Agreements") with respect to each series of the Trust (each, a "Fund"). At a meeting held on October 24, 2023, the Board, including all of the Independent Trustees, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of each Agreement through October 31, 2024. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each Fund and its shareholders; (ii) a comparison of each Fund's performance, fees and expenses relative to various comparable funds and accounts; (iii) the costs of the services provided and the estimated profit or loss realized by the Adviser from its relationships with each Fund; (iv) any achieved or anticipated economies of scale in relation to the services the Adviser provides to each Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to the Adviser and its affiliates from their relationship with each Fund.

In evaluating the Agreements with respect to each Fund, the Board's Committee on Contracts (the "Committee"), together with the other Independent Trustees, requested, received, reviewed and considered extensive materials provided by the Adviser in response to questions submitted by the Independent Trustees. The Committee is comprised solely of Independent Trustees and leads the Board in its evaluation of the Agreements. During the annual contract approval process, the Committee and the other Independent Trustees met multiple times specifically to review and consider materials related to the proposed continuation of each Agreement; and to ensure that the Adviser had time to respond to questions from the Independent Trustees and that the Independent Trustees had time to consider those responses. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained Broadridge Financial Solutions, Inc. ("Broadridge"), an independent consulting firm that specializes in the analysis of fund industry data, to provide performance and expense information for each Fund and a group of comparable funds, as selected by Broadridge. As a general matter, the Board considered each Fund's performance and fees in light of the limitations inherent in the methodology used by Broadridge to construct such comparative groups and determine which investment companies should be included in the comparative groups. In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract approval process that is provided to the Board (including its various standing committees) at meetings throughout the year. While the Board considered the continuation of the Agreements for all of the Funds at the same meetings, the Board considered each Fund's Agreement separately from those of each other Fund.

The Independent Trustees were advised by legal counsel that is experienced in 1940 Act matters and that is independent from the Adviser ("Independent Counsel") throughout the annual contract approval process and they received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract approval process, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

Provided below is a description of the Board's annual contract approval process and material factors that the Board considered regarding continuation of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, the costs and benefits of the Agreements to each Fund, and to each Fund's underlying shareholders, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract approval process.

This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Independent Trustee may have attributed different weights to the various factors based on their business judgment.

Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of the Adviser's investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment personnel and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also considered the Adviser's resources and reviewed key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund, and the investment results produced as a result of the Adviser's in-house research. The Trustees also reviewed information regarding each Fund's "active share" in relation to its benchmark index.

The Board noted the extensive range of services that the Adviser provides to the Funds beyond the investment management services. The Board considered that, pursuant to each Agreement, the Adviser provides administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations and Board support. The Board also considered the Adviser's policies and practices regarding

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brokerage, commissions, trade execution, transaction and other trading costs, and allocation of portfolio transactions. The Board noted that the Adviser is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing changes and considering proposed regulation resulting from rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and on a regular basis it considers information regarding the Adviser's processes for identifying, monitoring and managing risk. The Board also noted the Adviser's oversight of the Funds' various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities, and its information technology to support the Funds' compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. In addition, the Board noted the positive compliance history of the Adviser.

The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Funds. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

The Board also considered the manner in which the Adviser addressed various matters that arose during the year. These matters may have been the result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered the Adviser's response to market conditions over the past year and considered the overall performance of the Adviser in this context.

Fund Performance

The Board considered each Fund's short-, intermediate- and long-term investment performance, as applicable, net of the Fund's fees and expenses, both on an absolute basis and compared to the performance of a broader group of comparable funds pursuing generally similar strategies with the same investment classification and/or objective as each Fund (the Fund's "Performance Universe"), as selected by Broadridge. The performance periods considered by the Board were those ended April 30, 2023. Performance information for Institutional Class was provided for the 1-, 3-, and 5-year periods, as applicable, and information for Investor Class was provided for the 10-year period, as applicable. With respect to performance quintile rankings for each Fund compared to its Performance Universe, the first quintile represents the highest performance and the fifth quintile represents the lowest performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's performance was in the first quintile for the 1-, 3-, 5- and 10-year periods.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's performance was in the second quintile for the 1-year period, the first quintile for the 3-year period, the fifth quintile for the 5-year period, and the third quintile for the 10-year period.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's performance was in the first quintile for the 1- and 3-year periods, the fourth quintile for the 5- year period, and the second quintile for the 10-year period.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's performance was in the third quintile for the 1-year period, the second quintile for the 3- and 10-year periods, and the fifth quintile for the 5-year period.

Oakmark International Fund. The Board considered that the Oakmark International Fund's performance was in the first quintile for the 1- and 3-year periods, the fourth quintile for the 5-year period, and the second quintile for the 10-year period.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's performance was in the fourth quintile for the 1-year period, the first quintile for the 3-year period, and the second quintile for the 5- and 10-year periods.

Oakmark Bond Fund. The Board considered that the Oakmark Bond Fund's performance was in the first quintile for the 1-year period. The Fund was launched in June 2020 and therefore does not have 3-, 5-, or 10-year performance as of April 30, 2023.

In addition to considering each Fund's performance as compared to that of its respective Performance Universe, the Board also considered each Fund's performance as compared to that of its benchmark and other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk and relative to its Morningstar rating, and separate comparative data provided by the Adviser. The Board also considered updated performance information at its October meeting at which the Agreements were approved.

In the case of underperformance for a Fund for any of the periods reviewed, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the Fund's benchmark. For each Fund that the Board identified as having underperformed its Performance Universe and/or benchmark index to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with the Adviser the Fund's performance, the factors that caused such underperformance and how the Adviser evaluates underperformance. The Board considered the Adviser's responses with respect to each Fund that experienced underperformance. In addition, the Board met quarterly with the portfolio managers of each Fund to discuss the Fund's performance during the year prior to voting on the contract renewal. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that the market's view of any single investment theme could disproportionately affect performance.

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Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fee structure for each Fund under its Agreement as compared to a group of comparable funds provided by Broadridge. Specifically, using the information provided by Broadridge, the Board considered each Fund's management fee and the management fees for other mutual funds comparable in fund type, investment classification/category, load type and asset size to each Fund (the Fund's "Expense Group"), and considered each Fund's total expense ratio, which reflects the total fees paid by an investor, and those of its Expense Group (excluding any 12b-1/non-12b-1 service fees). The Board received and reviewed information for each Fund's Institutional Class for this purpose. When considering a Fund's management fee or total expense ratio versus the comparable information in the Expense Group, the Board considered whether specific factors contributed to the Fund's management fee or total expenses and the Adviser's representations regarding the competitiveness of each Fund's pricing. With respect to the quintile rankings for management fees net of fees waived for each Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

Further detail considered by the Board regarding each Fund's management fee and total expense ratio as of the conclusion of its fiscal year ended September 30, 2022, as compared to its Expense Group, is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's management fee net of fees waived by the Adviser ranked in the fourth quintile and the Fund's total expense ratio ranked in the third quintile.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio each ranked in the fifth quintile.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's management fee net of fees waived by the Adviser ranked in the fifth quintile and the Fund's total expense ratio ranked in the third quintile.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's management fee net of fees waived by the Adviser ranked in the fifth quintile and the Fund's total expense ratio ranked in the third quintile.

Oakmark International Fund. The Board considered that the Oakmark International Fund's management fee net of fees waived by the Adviser ranked in the fourth quintile and the Fund's total expense ratio ranked in the first quintile.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's management fee net of fees waived by the Adviser ranked in the fifth quintile and the Fund's total expense ratio ranked in the fourth quintile.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio each ranked in the second quintile.

Oakmark Bond Fund. The Board considered that the Oakmark Bond Fund's management fee net of fees waived by the Adviser ranked in the first quintile and the Fund's total expense ratio ranked in the second quintile.

The Board also reviewed the Adviser's management fees for comparable institutional separate account clients and sub-advised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable separate account clients and/or sub-advised funds, including any breakpoints, and noted the Adviser's explanation that, although in most instances the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services with respect to the Funds. The Board further noted the more extensive regulatory obligations and the various risks associated with managing the Funds as compared to any such comparable separate account clients and/or sub-advised funds.

The Board also noted that each Fund's management fee is a single fee that compensates the Adviser for its services as investment adviser and manager under the Agreements, and further noted that, for comparative purposes, where possible, Broadridge aggregated the separate investment advisory and administrative fees into a single management fee for the mutual funds in the Expense Group that clearly identify two separate fees. The Board noted that some mutual funds in the Expense Group may pay directly from fund assets for certain services that the Adviser is compensated for out of the management fee for the Funds. Accordingly, the Board also considered each Fund's management fee net of fees waived by the Adviser and total expense ratio as compared with its respective Expense Group as a way of taking account of these differences. The Board also considered the Adviser's agreement to continue the expense limitation agreement for each Fund. In addition, the Board took into account that effective October 1, 2022, the contractual management fee for each Fund, except Oakmark Bond Fund, was permanently reduced by two basis points and the Adviser's corresponding contractual management fee waiver by that amount of such Funds' fee rate was terminated.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Broadridge. The Board examined the estimated pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds, for purposes of calculating its estimated profitability, and recognized that the methodology may not reflect all of the costs or risks associated with offering and managing a mutual fund complex. The Board also recognized that the Adviser and its affiliates are entitled to earn a reasonable level of profits for services they provide to each Fund.

Economies of Scale and Other Benefits Derived from the Relationship with the Funds

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund assets increase for each Fund except Oakmark Bond Fund. Since the Oakmark Bond Fund Agreement does not include breakpoints, the Board considered the Adviser's representations that the Fund's fee rate was set competitively and priced to scale before it has actually experienced an increase in assets which is another way of sharing potential economies of scale with shareholders. In addition, the Board considered each Fund's expense limitation agreement that reduces each Fund's

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expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if a Fund's assets decline. The Board also considered that each Fund potentially shares in indirect economies of scale through the Adviser's ongoing investments in its business in support of the Funds and that the Adviser has provided, at no added cost to the Funds, certain additional services to the Funds. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders. The Board also considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with each Fund.

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's management of the Fund; that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided; that each Fund's management fees allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with each Fund appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs and risks associated with providing the investment advisory and other services to each Fund and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual contract approval process.

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Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit www.oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under-perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, Oakmark International Small Cap, and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of investments. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invest in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds may be subject to prepayment and extension risk, which may shorten or lengthen the duration of the Funds' investments. The Funds may also be subject to credit risk, which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid and difficult to value.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The price to earnings ratio ("P/E") compares a company's current share price to its per-share earnings. It may also be known as the "price multiple" or "earnings multiple," and gives a general indication of how expensive or cheap a stock is. Investors should not base investment decisions on any single attribute or characteristic data point.

3.  Price to book ratio ("P/B") is a stock's capitalization divided by its book value. The projected P/B ratio uses the forecast book value for next year and the stock's price at the indicated date.

4.  Growth at a reasonable price (GARP) is an equity investment strategy that combines growth and value investing attributes.

5.  Note that Oakmark Fund sold Amazon last quarter because we believe the current market price better reflects the combined value of retail and AWS.

6.  Magnificent 7 stocks refer to Alphabet Class A, Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

7.  The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investors cannot invest directly in this index.

8.  The NASDAQ Composite Index is a broad-based market-capitalization weighted index of all common type stocks on the NASDAQ Stock Market, including common stocks, American depositary receipts, ordinary shares, shares of beneficial interest or limited partnership interests, and tracking stocks. The index includes all NASDAQ listed stocks that are not derivatives, preferred shares, funds, exchange-traded funds (ETFs) or debentures. This index is

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Disclosures and Endnotes (continued)

unmanaged and investors cannot invest directly in this index.

9.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

10.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

13.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

14.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

16.  EBIT is a measure of a firm's profit that includes all expenses except interest and income tax expenses. It is the difference between operating revenues and operating expenses.

17.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

18.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

20.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

21.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

22.  EBITA refers to Earnings Before the deduction of expenses for Interest, Taxes and Amortization, which is a measure of operating income.

23.  ROE refers to return on equity and measures profitability as a percentage of the money shareholders have invested.

24.  Price-to-cash flow is defined as a stock's capitalization divided by its cash flow for the latest fiscal year.

25.  Dividend Yield is a stock's expected annual dividend divided by the stock's price at the indicated date, expressed as a percentage.

26.  TTM stands for twelve trailing months.

27.  Yield is the annual rate of return of an investment paid in dividends or interest, expressed as a percentage. A snapshot of a fund's interest and dividend income, yield is expressed as a percentage of a fund's net asset value, is based on income earned over a certain time period and is annualized, or projected, for the coming year.

28.  Maturity is the weighted average of the stated time to maturity for the securities held in the portfolio.

29.  The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

30.  The Bloomberg U.S. Investment Grade Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility, and financial issuers.

31.  The Bloomberg U.S. High Yield Corporate Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices' EM country definition, are excluded.

32.  The Merrill Lynch Option Volatility Estimate Index (MOVE index) is a market-implied measure of bond market volatility. The MOVE index calculates the implied volatility of U.S. Treasury options using a weighted average of option prices on Treasury futures across multiple maturities (2, 5, 10, and 30 years).

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Disclosures and Endnotes (continued)

33.  The Bloomberg Investment Grade Corporate Bond Fund Index is a fund that mimics the composition and performance of the Bloomberg Investment Grade Corporate Bond Index.

34.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

35.  The Bloomberg U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

36.  The Lipper Core Plus Bond Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

37.  The asset class returns noted are unaudited and sourced from our proprietary account system.

38.  Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

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Oakmark Funds

Trustees and Officers

Trustees

Thomas H. Hayden—Chair

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Rana J. Wright

Officers

Rana J. Wright—President and Principal Executive Officer

Adam D. Abbas—Vice President

Joseph J. Allessie—Vice President, Secretary and Chief Legal Officer

Robert F. Bierig—Vice President

Anthony P. Coniaris—Executive Vice President

Rick J. Dercks—Vice President and Assistant Treasurer

Alexander E. Fitch—Vice President

Kathleen O. Gerdes—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President

William C. Nygren—Vice President

Howard M. Reich—Vice President

John A. Sitarz—Vice President

Zachary D. Weber—Vice President, Principal Accounting Officer, Principal Financial Officer and Treasurer

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

SS&C GIDS, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

www.oakmark.com

X

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds' Form N-PORTs are available at www.oakmark.com or on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

Oakmark.com 105

Oakmark.com

SAN (06/24)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(a)(2)	Not applicable.

(a)(3)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(3)(i) and (a)(3)(ii), respectively.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	May 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	May 28, 2024

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	May 28, 2024